EXHIBIT 10.52

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LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

BY AND BETWEEN

AMYLIN PHARMACEUTICALS, INC.

AND

TAKEDA PHARMACEUTICAL COMPANY LIMITED

DATED:   OCTOBER 30, 2009

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TABLE OF CONTENTS

1.	DEFINITIONS	1

2.	GOVERNANCE	17

3.	DEVELOPMENT	23

4.	REGULATORY	31

5.	COMMERCIALIZATION	33

6.	MANUFACTURING	35

7.	GRANT OF RIGHTS	36

8.	PAYMENTS	41

9.	PAYMENT; RECORDS; AUDITS	46

10.	CONFIDENTIALITY AND PUBLICATIONS	48

11.	REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER	51

12.	INTELLECTUAL PROPERTY	56

13.	TERM; TERMINATION	61

14.	INDEMNIFICATION	68

15.	DISPUTE RESOLUTION	70

16.	MISCELLANEOUS	72

EXHIBIT A	AMYLIN PATENTS AS OF THE EFFECTIVE DATE	A-1

EXHIBIT B	DEVELOPMENT PLAN THROUGH [***]	B-1

EXHIBIT C	ANALOGS OF METRELEPTIN	C-1

EXHIBIT D	CO-COMMERCIALIZATION AGREEMENT TERMS	D-1

EXHIBIT E	TAKEDA Y-FAMILY AGONISTS	E-1

EXHIBIT F	IN-LICENSE AGREEMENTS	F-1

EXHIBIT G	ROYALTY CALCULATION EXAMPLE	G-1

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LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

THIS LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”) is entered into as of October 30, 2009 (the “Effective Date”) by and between TAKEDA PHARMACEUTICAL COMPANY LIMITED, a company organized under the laws of Japan (“Takeda”), having a place of business at 1-1, Doshomachi 4-chome, Chuo-ku, Osaka 540-8645 Japan, and AMYLIN PHARMACEUTICALS, INC., a Delaware corporation (“Amylin”), having a place of business at 9360 Towne Centre Drive, San Diego, CA 92121 U.S.A. Takeda and Amylin may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Amylin is engaged in research, development, manufacture and commercialization of pharmaceutical products, and is currently engaged in the development of compounds for treatment of obesity and diabetes in humans;

WHEREAS, Takeda is engaged in the research, development and commercialization of pharmaceutical products; and

WHEREAS, Takeda and Amylin desire to enter into a collaborative relationship to further develop and commercialize Products in the Field (as such terms are defined below), subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.                                      DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below.

1.1          “Affiliate” shall mean any Person controlled by, controlling, or under common control with a Party.  For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Party shall mean the possession, directly or indirectly, of more than fifty percent (50%) of the outstanding voting securities of a corporation, or comparable equity interest in any other type of entity, or otherwise having the power to govern the financial and the operating policies or to appoint the management of such entity.  Notwithstanding the foregoing, Takeda Thailand, Ltd. shall be considered an Affiliate of Takeda.

1.2          “Alliance Manager” shall have the meaning set forth in Section 2.4.

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1.3          “Alternative Delivery System” shall mean a method for administration of Product to humans other than injectable administration (e.g., pump, nasal, transdermal, sublingual, or oral administration).

1.4          “Amgen Agreement” shall mean that certain License Agreement between Amgen Inc. (“Amgen”) and Amylin, dated February 7, 2006, as amended.

1.5          “Amylin Compound Related Inventions” shall have the meaning set forth in Section 12.1.1.

1.6          “Amylin Indemnitee” shall have the meaning set forth in Section 14.1.

1.7          “Amylin Know-How” shall mean Information not included in the Amylin Patents that Amylin Controls on the Effective Date or during the Term, which Information is necessary or useful to develop, make, have made, distribute, use, offer for sale, sell, import, export or otherwise Commercialize the Amylin Licensed Compounds and Products in the Field in the Territory, including any replication or any part of such Information and including information and know-how that Amylin Controls on the Effective Date or during the Term which is necessary or useful to conduct research on the Licensed Compounds and Products in the Field in the Territory in support of Development and Commercialization activities as contemplated by this Agreement (but excluding assays, computer programs, materials or other research tools).

1.8          “Amylin Licensed Compound” shall mean any of the following compounds: (i) Pramlintide (AC137); (ii) Metreleptin (AC164594) and the analogs thereof listed on Exhibit C; (iii) Davalintide (AC2307); (iv) OPT (AC163954); and (v) any Option Compound.

1.9          “Amylin Patents” shall mean all Patents that Amylin Controls as of the Effective Date or during the Term, which Patents are necessary or useful to research, develop, make, have made, distribute, use, offer for sale, sell, import, export or otherwise Commercialize the Amylin Licensed Compounds and Products in the Field in the Territory, but excluding Joint Patents.  The Amylin Patents as of the Effective Date are set forth on Exhibit A.

1.10        “Amylin Technology” shall mean the Amylin Know-How and Amylin Patents.

1.11        “Analog” shall mean, with respect to any Amylin Licensed Compound identified in Section 1.8(i), (ii), (iii) or (iv) or any Takeda Y-family Agonist, as applicable, any peptide that meets each of the following conditions: (i) the sequence of such peptide was derived from such Amylin Licensed Compound or Takeda Y-family Agonist by insertions of, or substitutions by, one or more naturally-occurring amino acids and/or by deletions from the amino acid sequence of such Amylin Licensed Compound or Takeda Y-family Agonist, and such peptide maintains [***] sequence identity with the amino acid sequence of such Amylin Licensed Compound or Takeda Y-family Agonist, as applicable; and (ii) (a) with regard to any such Amylin Licensed Compounds that are Y-family analogs or any Takeda Y-family Agonist, such peptide binds to any of the [***], (b) with regard to any such Amylin Licensed Compounds that are amylin family analogs, such peptide binds to any of the [***], and (c) with regard to any such Amylin Licensed Compounds that are metreleptin analogs, such peptide binds to the [***]. Notwithstanding the foregoing, Analogs shall not include (1) any peptide hybrid molecule that

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combines two (2) or more peptide modalities, which peptide modalities elicit their pharmacological effects through distinctly different receptors or receptor families, into a single molecular entity, or (2) [***]  as of the Effective Date; provided, however, both Parties agree that to the extent additional Analogs may be selected for development under the [***], such Analogs shall be included in this Section 1.11 and subject to the terms and conditions of this Agreement.

1.12        “Applicable Laws” shall mean all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any governmental authority, including the U.S. Food, Drug and Cosmetic Act, (21 U.S.C. §301 et seq.), Prescription Drug Marketing Act, the Generic Drug Enforcement Act of 1992 (21 U.S.C. §335a et seq.), U.S. Patent Act (35 U.S.C. §1 et seq.), Federal Civil False Claims Act (31 U.S.C. §3729 et seq.), and the Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.), all as amended from time to time, together with any rules, regulations, and compliance guidance promulgated thereunder.

1.13        “Auditor” shall have the meaning set forth in Section 3.12.

1.14        “Bankruptcy Laws” shall have the meaning set forth in Section 13.6.

1.15        “BID Product” shall mean any Product formulated for twice daily (BID) injectable administration in a single injection delivery mechanism.

1.16        “Binding Budget” shall mean a Development Budget that is intended to be binding upon the Parties.

1.17        “Cardiovascular Indication” shall mean any indication included in Section 1.51(iii).

1.18        “cGCP” shall mean the then current good clinical practices as defined in U.S. Regulations 21 CFR §§ 50, 54, 56, 312 and 314, (or in the case of jurisdictions outside the United States, comparable regulatory standards), and in any successor regulation.

1.19        “cGLP” shall mean the then current good laboratory practice standards promulgated or endorsed by the FDA (or in the case of jurisdictions outside the United States, comparable regulatory standards).

1.20        “cGMP” or “GMP” shall mean current good manufacturing practices for pharmaceuticals as described in regulations promulgated by Regulatory Authorities applicable to the manufacture of a Licensed Compound or Product, as such regulations are in effect at the time of manufacturing such Licensed Compound or Product, including current Good Manufacturing Practices as defined under 21 CFR part 210 and 211, and Volume 4 Rules Governing Medicinal Products in the EU Part I and II (or in the case of jurisdictions outside the United States and European Union, comparable regulatory standards), as amended from time to time.

1.21        “Change of Control” shall have the meaning set forth in Section 16.3(b).

1.22        “Claim” shall have the meaning set forth in Section 14.1.

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1.23        “Clinical Trial” shall mean a clinical research trial in humans in any country that is a Phase 1 Clinical Trial, Phase 2 Clinical Trial, Phase 3 Clinical Trial, Phase 4 Clinical Trial, Post-Approval Clinical Trial or Regulatory Approval Clinical Trial.

1.24        “Combination Product” shall have the meaning set forth in Section 1.80.

1.25        “Co-Commercialization Agreement” shall have the meaning set forth in Section 5.3.

1.26        “Co-Commercialization Option” shall have the meaning set forth in Section 5.3.

1.27        “Commercialization” or “Commercialize” shall mean the conduct of all activities undertaken before and after Regulatory Approval relating to the promotion, marketing, sale and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Products to customers) of Products in the Field in the Territory, including: (i) sales force efforts, detailing, advertising, medical education, planning, marketing, sales force training, and sales and distribution; (ii) scientific and medical affairs; (iii) Post-Approval Clinical Trials; (iv) all activities relating to manufacturing Licensed Compounds or Products for commercial sale, including formulation, delivery technologies and devices, bulk production, fill/finish, manufacturing process development, and manufacturing and quality assurance technical support; and (v) all activities relating to maintaining Regulatory Approval of a Product.

1.28        “Commercialization Costs” shall mean those costs and expenses incurred by a Party, or for its account, after the Effective Date related to the Commercialization of Products.  Commercialization Costs include Product-specific Third Party costs and any costs associated with Third Party product liability claims that arise after Regulatory Approval, but do not include: (i) internal personnel costs, other than Amylin’s internal personnel costs as contemplated under Section 5.1 if Amylin performs Commercialization activities at Takeda’s request; (ii) certain costs set forth in Exhibit D (Co-Commercialization Agreement), or in the Co-Commercialization Agreement, if any; (iii) Product Liabilities (as defined in Section 1.100); and (iv) any losses, damages, fees, costs and other liabilities incurred by a Party as a result of such Party’s negligence, gross negligence, willful misconduct or breach of such Party’s representations and warranties made hereunder, and any such losses, damages, fees, costs and other liabilities will be treated as the sole and exclusive responsibility of the Party whose actions or omissions gave rise to such losses, damages, fees, costs and other liabilities.

1.29        “Commercialization Plan” shall have the meaning set forth in Section 5.2.

1.30        “Commercially Reasonable Efforts” shall mean, with respect to the efforts to be expended, or considerations to be undertaken, by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective, activity or decision as such Party would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that with respect to the Development or Commercialization of a Licensed Compound or Product, such efforts and resources shall be consistent with those efforts and resources commonly used by a Party for a similar pharmaceutical product owned by it or to which it has

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similar rights, which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, approved labeling, the competitiveness of alternative products sold by Third Parties in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the regulatory structure involved, the profitability of the product taking into consideration, among other factors, Third Party costs and expenses including the royalties, milestone and other payments payable to licensors of patent or other intellectual property rights, and the pricing and reimbursement relating to the product. Commercially Reasonable Efforts shall be determined on a market-by-market and indication-by-indication basis for a particular Licensed Compound or Product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of the Licensed Compound or Product and the market(s) involved. Notwithstanding the foregoing, neither Party shall be obligated to Develop, seek Regulatory Approval or Commercialize a Licensed Compound or Product: (i) which, in its reasonable opinion after discussion with the other Party, caused or is likely to  cause a fatal, life-threatening or other serious adverse safety event that is reasonably expected, based upon then available data, to preclude obtaining Regulatory Approval for such Product or Licensed Compound, or, if Regulatory Approval of such Product has already been obtained, to preclude continued marketing of such Product; or (ii) in a manner inconsistent with Applicable Laws.

1.31        “Committee” shall have the meaning set forth in Section 2.5.

1.32        “Common Stock” shall have the meaning set forth in Section 16.1(a).

1.33        “Confidential Information” shall have the meaning set forth in Section 10.1.

1.34        “Control,” “Controls”, or “Controlled by” shall mean, with respect to any Information, Patent or other intellectual property right, possession by a Party, including its Affiliates, of the ability (whether by ownership, license or otherwise, but without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to grant access, a license or a sublicense to such Information or intellectual property right without violating the terms of any agreement or other arrangement with any Third Party as of the time such Party would be first required under this Agreement to grant the other Party such access, license or sublicense.

1.35        “Cost of Goods” shall mean the cost to manufacture a given Licensed Compound or Product in bulk form or final therapeutic form, which shall mean: (i) in the case of products and services acquired from Third Parties, payments made to such Third Parties; and (ii) in the case of manufacturing services performed by a Party or its Affiliates, including manufacturing services to support products and services acquired from Third Parties as contemplated in subsection (i) above,  the actual unit costs of manufacture in bulk form or final therapeutic form, as the case may be, plus the variances and other costs specifically provided for herein.  Actual unit costs shall consist of direct material costs, direct labor costs and manufacturing overhead directly attributable to the Licensed Compound or Product, all calculated in accordance with GAAP.  Direct material costs shall include the costs incurred in purchasing materials, including sales and excise taxes imposed thereon, customs duties and charges levied by government authorities, and all costs of packaging components. Direct labor costs shall include the cost of: (a) employees working in Licensed Compound or Product manufacturing and packaging and

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engaged in direct manufacturing activities; (b) the acquisition of Third Party manufacturing products and services; and (c) direct or indirect quality control and quality assurance activities.  Manufacturing overhead attributable to a Licensed Compound or Product shall include a reasonable allocation of indirect labor costs (not previously included in direct labor costs), a reasonable allocation of administrative costs and a reasonable allocation of facilities and other overhead costs.

1.36        “Curis Agreement” shall mean that certain License Agreement between Curis Inc. (“Curis”) and Amylin, dated December 4, 2002, as amended.

1.37        “CV Safety Study” shall have the meaning set forth in Section 3.11.1.

1.38        “Database Lock Date” shall have the meaning set forth in Section 3.11.1.

1.39        “Detail” or “Detailing” shall mean, except as otherwise provided in this Section 1.39, a face-to-face meeting, between a Medical Sales Representative of the applicable Party, and a health care professional with prescribing authority, during which a presentation of the Product’s attributes is orally presented in a manner consistent with industry standards and with the quality of similar presentations made by a Party’s Medical Sales Representatives for such Party’s other products, if applicable.  A Detail does not include a sample drop made by a Medical Sales Representative, and the Parties may agree in the Commercialization Plan to include electronic Detailing by means of information technology.

1.40        “Development” shall mean the conduct of all activities that are reasonably required to obtain Regulatory Approval of a Product in the Field in the Territory, or to obtain Regulatory Approval for an additional indication for a Product that has previously obtained Regulatory Approval for an indication, including: (i) toxicology, regulatory activities, pre-clinical studies and Clinical Trials conducted in accordance with the cGLPs, cGCPs and cGMPs, or other designated quality standards, and Applicable Laws; and (ii) all activities relating to manufacturing Licensed Compounds or Products for pre-clinical and feasibility studies and Clinical Trials, other than Post-Approval Clinical Trials, including formulation, delivery technologies and devices, bulk production, fill/finish, manufacturing process development, and manufacturing and quality assurance technical support.

1.41        “Development Budget” shall mean the detailed budget for Development activities that includes estimated headcount and other costs and resource allocations by the Parties for all Development activities proposed for the following [***], or for such longer period as the ODC may determine, and that is included within each Development Plan, as such budget may be amended or updated from time to time in accordance with Article 2.

1.42        “Development Costs” shall mean those costs and expenses incurred by a Party or for its account after the Effective Date in the Development of Products as reasonably required to obtain Regulatory Approval of Products in the Field in the Territory consistent with the Development Plan.  Development Costs include Third Party Development Costs and those costs and expenses incurred for: (i) FTEs; (ii) CMC (chemistry, manufacturing and controls) activities including those relating to Regulatory Approval Clinical Trials, but excluding Post-Approval Clinical Trials; (iii) pre-clinical Development activities; (iv) Clinical Trials including Regulatory

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Approval Clinical Trials, but excluding Post-Approval Clinical Trials and any Phase 2 Clinical Trial for Davalintide that is on-going as of the Effective Date; (v) Cost of Goods allocable to the manufacture of a Licensed Compound or Product for Clinical Trials including Regulatory Approval Clinical Trials, but excluding Post-Approval Clinical Trials, provided that any capital expenses included in the Cost of Goods are directly allocable to the manufacture of Licensed Compounds or Products used in Clinical Trials, and are approved in accordance with Sections 2.2.5 and 2.1.4 and calculated in accordance with GAAP; (vi) distribution costs; (vii) Product Liabilities; (viii) obtaining Regulatory Approval, including NDA filing fees, but excluding costs relating to maintaining Regulatory Approval; and (ix) other costs approved as part of the Development Plan.  Development Costs shall be considered a cost or expense incurred by a Party after the Effective Date, even though the actual payment for such cost or expense is made prior to the Effective Date, if the corresponding work is performed after the Effective Date, and shall be considered a cost or expense that is not incurred by a Party after the Effective Date if the actual payment for such cost or expense is made after the Effective Date, but the corresponding work was performed prior to the Effective Date.  Notwithstanding anything to the contrary contained in this Section 1.42, Development Costs shall not include any internal personnel costs related to Commercialization, or any losses, damages, fees, costs and other liabilities incurred by a Party as a result of such Party’s negligence, gross negligence, willful misconduct or breach of such Party’s representations and warranties made hereunder, and any such losses, damages, fees, costs and other liabilities will be treated as the sole and exclusive responsibility of the Party whose actions or omissions gave rise to such losses, damages, fees, costs and other liabilities.

1.43        “Development Plan” shall mean a written [***] plan for the Development of Products in the Field in the Territory, which plan includes a Development Budget for all Development activities, as such plan may be amended or updated from time to time in accordance with Article 2.  The Development Plan, excluding certain Development activities (e,g., CMC and toxicology) and the Development Budget, is attached hereto as Exhibit B, and [***].

1.44        “Development Program” shall mean the Development activities undertaken by Amylin and Takeda pursuant to the Development Plan.

1.45        “Diabetes Indication” shall mean any indication included in Section 1.51(ii).

1.46        “Dropped Product” shall have the meaning set forth in Section 8.2.1.

1.47        “Effective Date” shall mean October 30, 2009.

1.48        “EMEA” shall mean the European Medicines Agency and any successor thereto.

1.49        “Excluded Products” shall mean: (i) any pharmaceutical product containing or comprising Metreleptin (AC164594), or an Analog of Metreleptin, as its sole active ingredient, including all formulations, line extensions and modes of administration thereof, indicated for [***]

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; and (ii) any pharmaceutical product containing or comprising pramlintide, currently marketed by Amylin as Symlin®, alone or in combination with other compounds that are not Amylin Licensed Compounds, indicated for glycemic control (including Type 1 and Type 2 diabetes) in humans, including treatment, management and prevention of glycemic control (including Type 1 and Type 2 diabetes).

1.50        “FDA” shall mean the U.S. Food and Drug Administration and any successor thereto.

1.51        “Field” shall mean all human indications including, but not limited to: (i) weight management (obesity, including weight loss and weight loss maintenance) and/or treatment or prevention of obesity in humans; (ii) glycemic control (including Type 1 and Type 2 diabetes) in humans, including treatment, management and prevention of any disease or disorder relating to glycemic control (including Type 1 and Type 2 diabetes); and (iii) the treatment, management or prevention of any cardiovascular disease or disorder in humans; provided, however, central nervous system indications, with respect to which Amylin has no right to license or sublicense the Amylin Licensed Compounds or Products to Takeda as of the Effective Date due to restrictions contained in the Psylin Agreement, are excluded from this definition.

1.52        “Filing Party” shall have the meaning set forth in Section 12.3.2.

1.53        “First Commercial Sale” shall mean, with respect to any Product, on a country-by-country basis, the first sale by a Party or a Party’s Affiliate or sublicensee to a Third Party in a country after the Regulatory Authority in such country has granted Regulatory Approval.  For clarification, the first sale by a Party or a Party’s Affiliate or sublicensee to a Third Party for use or consumption of a Product by a patient in a country after Regulatory Approval has been granted, even if such Regulatory Approval contemplates further testing of such Product (e.g., long-term safety testing), will constitute a First Commercial Sale for purposes of this Agreement.

1.54        “First Position Detail” shall mean a Detail where the presentation of a Product during the Detail is the first presentation made and more than [***] percent ([***] %) of the time is spent during such Detail.

1.55        “FTE” shall mean the equivalent of a full-time employee’s work time actually spent on the performance of Development activities over a twelve (12)-month period (including normal vacations, sick days and holidays) based on [***] ([***]) hours worked per twelve (12)-month period. Each employee utilized by a Party in connection with its performance under a Development Plan may be less than or greater than one FTE based on the hours actually worked by such employee. For the avoidance of doubt, FTE only applies to employees of a Party, and does not apply to contractors of a Party.

1.56        “GAAP” shall mean the generally accepted accounting principles of the applicable country or jurisdiction, consistently applied, and shall mean the international financial reporting standards (“IFRS”) at such time as IFRS becomes the generally accepted accounting standard and Applicable Laws require that a Party use IFRS.

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1.57        “Generic Product” shall mean, with respect to any Product, any pharmaceutical product that is introduced in a country by a Person other than Takeda or its Affiliates or sublicensees, which contains the same or equivalent (by the FDA or other Regulatory Authority standards, on a country-by-country basis) active pharmaceutical ingredient(s) as contained in such Product, and for which Regulatory Approval is obtained by an abbreviated NDA or other abbreviated process not requiring the filing of a complete NDA under laws or regulations of the FDA or any other applicable Regulatory Authority, on a country-by-country basis.

1.58        “Group” shall mean a group of related Persons deemed a “person” for purposes of Section 13(d) of the U.S. Securities and Exchange Act of 1934, as amended

1.59        “ICC Rules” shall have the meaning set forth in Section 15.3.

1.60        “IFRS” shall have the meaning set forth in Section 1.56.

1.61        “IND” shall mean an investigational new drug application, clinical trial application, clinical trial exemption, or similar application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority, together with all additions, deletions, and supplements thereto.

1.62        “Indemnifying Party” shall have the meaning set forth in Section 14.3.1.

1.63        “Indemnitee” shall have the meaning set forth in Section 14.3.1.

1.64        “Information” shall mean information, ideas, inventions, discoveries, concepts, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, inventories, machines, techniques, development, designs, drawings, computer programs, skill, experience, documents, apparatus, results, clinical and regulatory strategies, regulatory documentation, information and submissions pertaining to, or made in association with, filings with any Regulatory Authority, data, including pharmacological, toxicological and clinical data, analytical and quality control data, manufacturing data and descriptions, patent and legal data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic or other form, now known or hereafter developed, whether or not patentable.

1.65        “Initial Royalty Term” shall mean, on a Product-by-Product and country-by-country basis, the period of time commencing on the First Commercial Sale of a Product in a country and ending upon the later of: (i) the earliest date upon which both of the following have occurred: (a) the expiration of the last to expire of all Amylin Patents and Joint Patents, and solely in the case of any Product containing any Takeda Licensed Compound, Takeda Patents, containing a Valid Claim regarding the composition of matter or method of manufacture or use of such Product (or any Licensed Compound therein); provided, however, such Valid Claim shall be considered for purposes of determining the Initial Royalty Term for such Product in such country only if it provides, or the Parties agree (and if the parties are unable to agree, then based upon the opinion of a mutually agreeable independent patent counsel) that it is reasonably likely to provide, sufficient market exclusivity to exclude Generic Products in such country, and (b) the

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expiration of regulatory exclusivity for such Product in such country; or (ii) the first commercial sale of a Generic Product in such country by any Third Party other than a Takeda sublicensee. For the avoidance of doubt, the Parties agree that: (a) if the First Commercial Sale of a Product in a country occurs after the date in Section 1.65(ii) has taken place, there will be no Initial Royalty Term for purposes of calculating royalties pursuant to Section 8.3, and, instead, only the Secondary Royalty Term shall be applicable; and (b) for purposes of Section 1.65(i) above, the Initial Royalty Term will end upon sale of a Generic Product in any country of the Territory, provided that if sales of such Generic Product are terminated thereafter, the Initial Royalty Term will resume and the [***] percent ([***] %) royalty rate will be applied retroactively for the period the Initial Royalty Term was suspended.

1.66        “In-License Agreement” means any of the Amgen Agreement, Curis Agreement, Pacira Agreement or UM Agreement, each of which are listed on Exhibit F.

1.67        “Invention” shall mean any and all inventions, discoveries and developments, whether or not patentable, made, conceived or reduced to practice in the course of performance of development or commercialization of Licensed Compounds or Products, whether made, conceived or reduced to practice solely by one or more employees or contractors of Amylin or its Affiliate, solely by one or more employees or contractors of Takeda or its Affiliate, or jointly by one or more employees or contractors of Amylin or its Affiliate and one or more employees or contractors of Takeda or its Affiliate.

1.68        “Joint Inventions” shall have the meaning set forth in Section 12.1.4.

1.69        “Joint Patents” shall have the meaning set forth in Section 12.1.4.

1.70        “JOPC” shall have the meaning set forth in Section 12.2.

1.71        “Knowledge” as used in Article 11 shall mean that Amylin or Takeda, as the case may be, is deemed to be aware of a particular fact or other matter to the extent a reasonably prudent manager (i.e. a person at the director level or higher) of Amylin or Takeda, as the case may be, with experience in the pharmaceutical industry would or should know of such fact or other matter after reasonable inquiry thereof.

1.72        “Licensed Compound” shall mean any Amylin Licensed Compound or Takeda Licensed Compound.

1.73        “Loan” shall have the meaning set forth in Section 3.11.1.

1.74        “Losses” shall have the meaning set forth in Section 14.1.

1.75        “Manufacturing Information” shall mean all Information Controlled by Amylin as of the Effective Date or during the Term that is included in the Amylin Technology and is necessary for the manufacture of any Amylin Licensed Compound or Product, including but not limited to such Information contained in the chemistry, manufacture and controls section of any applicable Regulatory Materials and trade secrets.

1.76        “Material Activity” shall have the meaning set forth in Section 12.4.2.

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1.77        “Materials” shall have the meaning set forth in Section 3.7.

1.78        “Medical Sales Representative” shall mean personnel hired by either Takeda or Amylin or their Affiliates for the sales promotion of pharmaceutical products who shall be responsible for Detailing the Products.  The term Medical Sales Representatives does not include sales management and/or support staff, and may include personnel employed by a contract sales organization if the Parties mutually agree to use a contract sales organization to perform Details.

1.79        “NDA” shall mean a new drug application (as more fully defined in 21 C.F.R. 314.5 et seq.) filed with the FDA, or the equivalent application filed with any Regulatory Authority outside the United States (including any supra-national agency such as in the European Union), and all amendments and supplements thereto, including all documents, data, and other information concerning a pharmaceutical product, which are necessary for gaining Regulatory Approval to market and sell such pharmaceutical product.

1.80        “Net Sales” shall mean the gross amounts invoiced by Takeda and its Affiliates and sublicensees for sales or other dispositions of Products to Third Parties that are not Affiliates or sublicensees, less the following items, as allocable to such Products (if not previously deducted from the amount invoiced): (i) trade, cash or quantity discounts, credits or allowances actually allowed (provided that such discounts are applied in a normal and customary manner with respect to other similarly situated products of the selling party, and not in a manner which is unreasonably disproportionate to one or more Products when compared to other products of the selling party); (ii) charge back payments, administrative fees, price reductions and rebates allowed or granted to managed care organizations, government agencies or trade customers, including wholesalers and chain and pharmacy buying groups (provided that such discounts are applied in a normal and customary manner with respect to other similarly situated products of the selling party, and not in a manner which is unreasonably disproportionate to one or more Products when compared to other products of the selling party); (ii) credits actually allowed for claims, allowances for damaged goods, retroactive price reductions or returned goods; (iv) prepaid freight, postage, shipping, customs duties and insurance charges; and (v) sales taxes, value added taxes, duties and other governmental charges (including with respect to sales of Products in Japan, sales-based contributions actually made by Takeda or its Affiliates or sublicensees for Contribution for Drug Induced Suffering and Contribution for Measures for Drug Safety in the amount determined by and payable to the Pharmaceuticals and Medical Devices Agency (known as “Kiko”) in Japan, as consistently applied by Takeda to its products), actually paid in connection with the sale, to the extent not reimbursed (but excluding what are commonly known as income taxes).  Such amounts shall be determined in accordance with GAAP, consistently applied, and may include using accrual accounting where applicable.

In the case of any Product that contains any Licensed Compound(s) in combination with any other clinically active ingredient(s) that is not a Licensed Compound, whether packaged together or in the same therapeutic formulation (a “Combination Product”) in any country, Net Sales for such Combination Product in such country shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where A is the average invoice price of the Product containing the Licensed Compound(s) as the only active ingredient(s), if sold separately by Takeda, its Affiliates or sublicensees in such country, and B is the average invoice price of the other active ingredient(s) in the Combination Product, if sold separately by Takeda,

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its Affiliates or sublicensees in such country.  If, on a country-by-country basis, the other active ingredient(s) in the Combination Product is not sold separately by Takeda, its Affiliates or sublicensees in such country, Net Sales for the purpose of determining royalties of the Combination Product shall be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/D, where A is the average invoice price of the Product containing the Licensed Compound(s) as the only active ingredient(s), if sold separately by Takeda, its Affiliates or sublicensees in such country, and D is the average invoice price of the Combination Product in such country.  If neither the Product containing the Licensed Compound(s) as the only active ingredient(s) nor the other active ingredient(s) in the Combination Product is sold separately in a given country by Takeda, its Affiliates or sublicensees, the Parties shall determine Net Sales for such Combination Product by mutual agreement based on the relative contribution of the Product and the other active ingredient(s) in the Combination Product.  For clarification, the provisions of this paragraph shall not apply to any Combination Product that contains both an Amylin Licensed Compound and a Takeda Licensed Compound as clinically active ingredients.

For purposes of the preceding paragraph, the invoice price of a Product containing the Licensed Compound(s) as the only active ingredient(s) sold separately for an indication designated as an “Orphan Product” under the U.S. Orphan Drug Act, as amended, shall not be used to calculate Net Sales for any Combination Product, except any such Combination Product that is used for an indication designated as an “Orphan Product” under the U.S. Orphan Drug Act, as amended.

1.81        “New Project” shall have the meaning set forth in Section 3.5.2.

1.82        “Obesity Indication” shall mean any indication included in Section 1.51(i).

1.83        “OCC” shall mean the Obesity Commercialization Committee established under Section 2.3.

1.84        “ODC” shall mean the Obesity Development Committee established under Section 2.2.

1.85        “Option Compound” shall have the meaning set forth in Section 3.3.

1.86        “OSC” shall mean the Obesity Steering Committee established under Section 2.1.

1.87        “Pacira Agreement” shall mean that certain Development and License Agreement between Pacira Pharmaceuticals, Inc. (“Pacira”) and Amylin, dated as of March 31, 2008, as amended.

1.88        “Partial Termination” shall have the meaning set forth in Section 13.2.

1.89        “Patent Challenge” shall have the meaning set forth in Section 13.2.2.

1.90        “Patents” shall mean: (i) all patents, certificates of invention, applications for certificates of invention, priority patent filings and patent applications, including patent applications under the Patent Cooperation Treaty and the European Patent Convention; together with (ii) any renewal, division, continuation (in whole or in part), or request for continued

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Commission.  Confidential Treatment Requested Under

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examination of any of such patents, certificates of invention and patent applications, and any and all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing, and any foreign counterparts of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.

1.91        “Payment Report” shall have the meaning set forth in Section 3.11.4.

1.92        “Person” shall mean a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any Regulatory Authority or any other entity or organization.

1.93        “Phase 1 Clinical Trial” shall mean a clinical trial of a Product conducted in a small number of human volunteers in any country designed or intended to establish an initial safety profile, pharmacodynamics, or pharmacokinetics of a Product.

1.94        “Phase 2 Clinical Trial” shall mean a clinical trial of a Product conducted in human patients in any country to determine initial efficacy and dose range finding before embarking on a Phase 3 Clinical Trial.

1.95        “Phase 3 Clinical Trial” shall mean a pivotal clinical trial of a Product conducted in human patients in any country with a defined dose or a set of defined doses of a Product designed to ascertain efficacy and safety of such Product for the purpose of submitting applications for Regulatory Approval to the competent Regulatory Authorities.

1.96        “Phase 4 Clinical Trial” shall mean a clinical trial of a Product conducted in human patients in any country after Regulatory Approval of such Product in such country.

1.97        “Post-Approval Clinical Trials” shall mean Phase 3 Clinical Trials or Phase 4 Clinical Trials in any country of the Territory, the results of which are intended, as of the date each such clinical trial commences, to be used to support an expanded label claim for a Product (and not to obtain Regulatory Approval for an additional indication) in the Territory (even if such expanded label claims are marketed in the Territory under a different marketing authorization or trademark), or otherwise support marketing of a Product in the Territory, regardless of whether such clinical trial is commenced prior to filing of the Regulatory Approval for such Product in the Territory. For the avoidance of doubt, a Post-Approval Clinical Trial shall not include a Phase 3 Clinical Trial or Phase 4 Clinical Trial, the results of which are required by a Regulatory Authority or otherwise intended to be used to support the continued Regulatory Approval of a Product in a given indication in the Field in a country in the Territory, even if such Phase 3 Clinical Trial or Phase 4 Clinical Trial is commenced after Regulatory Approval of such Product in such indication in such country.

1.98        “Primary Detail Equivalent” or “PDE” shall mean a numerical amount that scores the value of Details performed by Medical Sales Representatives as follows: [***] for each First Position Detail, and [***] for each Second Position Detail.

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Commission.  Confidential Treatment Requested Under

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1.99        “Product” shall mean any formulated, or formulated and packaged (as the context requires), pharmaceutical product containing or comprising: (i) any Licensed Compound as the sole active ingredient; or (ii) any Licensed Compound in combination with one or more other Licensed Compound(s), or clinically active ingredient(s) other than Licensed Compound(s); provided, however, Product shall not include any Excluded Product.  In addition, each separate formulation of a Licensed Compound that: (a) utilizes an Alternative Delivery System; or (b) is administered on a meaningfully different frequency (e.g., BID Product, QD Product and QW Product) shall be considered a separate Product.  As an example, (1) a Product containing Davalintide as the sole active ingredient and a Product containing Davalintide in combination with another clinically active ingredient, such as OPT, would be considered two (2) separate Products; and (2) a Product containing Davalintide in a BID injectable presentation, and a Product containing Davalintide administered via an Alternate Delivery System (e.g., sublingual or transdermal), would also be considered two (2) separate Products. Additionally, for clarification purposes, Davalintide in two (2) different dosage strengths, but not in different frequencies of administration or administered via an Alternate Delivery System, would not be considered separate Products.

1.100      “Product Liabilities” shall mean all losses, damages, fees, costs and other liabilities incurred by a Party or its Affiliates and resulting from human use of  a Licensed Compound or Product in Clinical Trials (including Regulatory Approval Clinical Trials, but excluding Post-Approval Clinical Studies), but excluding all losses, damages, fees, costs and other liabilities that are a result of a Party’s or its Affiliates’ negligence, gross negligence, willful misconduct or breach of such Party’s representations and warranties made hereunder.  For the avoidance of doubt, Product Liabilities include reasonable attorneys’ and experts’ fees and costs relating to any claim or potential claim by any Third Party against a Party or its Affiliates, and all losses, damages, fees, costs and other liabilities associated with the voluntary or involuntary withdrawal of a Product, or seizure of a Product by a Regulatory Authority.

1.101      “Proposing Party” shall have the meaning set forth in Section 3.5.2.

1.102      “Psylin Agreement” shall mean that certain Technology License and Option Agreement between Psylin Neurosciences, Inc. (“Psylin”) and Amylin, dated as of January 25, 2007, as amended.

1.103      “QD Product” shall mean any Product formulated for once daily (QD) injectable administration.

1.104      “Quarterly Report” shall have the meaning set forth in Section 3.11.4.

1.105      “QW Product” shall mean any Product formulated for once weekly (QW) or less frequent injectable administration.

1.106      “Regulatory Approval” shall mean any approval or authorization of any Regulatory Authority in a particular jurisdiction that is necessary for the manufacture, use, storage, import, transport and/or sale of a Product in such jurisdiction in accordance with Applicable Laws.

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1.107      “Regulatory Approval Clinical Trials” shall mean Phase 3 Clinical Trials or Phase 4 Clinical Trials of a specific Product in any country of the Territory, which are: (i) not Post-Approval Clinical Trials; (ii) designed to generate specific safety data; and (iii) required by a Regulatory Authority, (a) as a condition to granting Regulatory Approval for such Product, or (b) to support the continued Regulatory Approval of such Product, even if such Phase 3 Clinical Trials or Phase 4 Clinical Trials are commenced prior to Regulatory Approval of a specific Product in any country of the Territory.

1.108      “Regulatory Authority” shall mean any national or supranational governmental authority, including the FDA and the EMEA, that has responsibility in any country or other regulatory jurisdiction over the Development and/or Commercialization of a Product in the Field in the Territory.

1.109      “Regulatory Materials” shall mean any regulatory submissions, notifications, registrations, approvals and/or other filings, including Clinical Trial master files and drug master files Controlled by a Party, made to or with a Regulatory Authority that may be necessary or reasonably desirable to Develop, manufacture, market, sell or otherwise Commercialize a Product in the Field in the Territory.

1.110      “Secondary Royalty Term” shall mean, on a Product-by-Product and country-by-country basis, the period of time commencing immediately upon the expiration of the Initial Royalty Term for a Product in a country and ending upon the earlier of: (i) the last day of the first calendar quarter in which the total units of a Generic Product sold in such country by one or more parties other than Takeda or its Affiliate or sublicensee equal or exceed the total units of the applicable Product sold in such country by Takeda or its Affiliate or sublicensee during such calendar quarter; or (ii) [***] ([***]) years after expiration of the Initial Royalty Term.

1.111      “Second Position Detail” shall mean a Detail where the presentation of a Product during the Detail is the presentation on which the second most amount of time is spent during such Detail.

1.112      “Shionogi Agreement” shall mean the license agreement between Amylin and Shionogi & Co., Ltd. dated July 8, 2009, as amended.

1.113      “Standstill Period” shall have the meaning set forth in Section 16.1.

1.114      “Takeda Compound Related Inventions” shall have the meaning set forth in Section 12.1.1.

1.115      “Takeda Indemnitee” shall have the meaning set forth in Section 14.2.

1.116      “Takeda Know-How” shall mean Information not included in the Takeda Patents that Takeda or its Affiliates Control on the Effective Date or during the Term, which Information is necessary to develop, make, have made, distribute, use, offer for sale, sell, import, export and otherwise Commercialize the Takeda Licensed Compounds and Products in the Field, including any replication or any part of such Information and including information and know-how that Takeda or any of its Affiliates Controls on the Effective Date or during the Term which is necessary or useful to conduct research on the Licensed Compounds and Products in the Field in

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Commission.  Confidential Treatment Requested Under

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the Territory in support of Development and Commercialization activities as contemplated by this Agreement (but excluding assays, computer programs, materials or other research tools).

1.117      “Takeda Licensed Compound” shall mean any Takeda Nominated Compound that is nominated by Takeda, and that Amylin agrees to add to this Agreement, pursuant to Section 3.4.

1.118      “Takeda Nominated Compound” shall have the meaning set forth in Section 3.4.

1.119      “Takeda Patents” shall mean all Patents that Takeda Controls as of the Effective Date or during the Term, which Patents are necessary to research, develop, make, have made, distribute, use, offer for sale, sell, import, export and otherwise Commercialize the Takeda Licensed Compound and Products in the Field, but excluding Joint Patents.

1.120      “Takeda Technology” shall mean the Takeda Know-How and Takeda Patents.

1.121      Takeda Y-family Agonists” shall mean: (i) the Analogs of Y-family agonists Controlled by Takeda as of the Effective Date and listed on Exhibit E; and (ii) the Analogs of any of the compounds identified in Section 1.121(i) that may come under the Control of Takeda or its Affiliates during the Term.

1.122      “Term” shall have the meaning set forth in Section 13.1.

1.123      “Terminated Country” shall have the meaning set forth in Section 13.3.1.

1.124      “Terminated Product” shall have the meaning set forth in Section 13.3.1.

1.125      “Territory” shall mean all the countries of the world.

1.126      “Third Party” shall mean a Person other than Takeda and its Affiliates and Amylin and its Affiliates.

1.127      “Third Party Agreement” shall have the meaning set forth in Section 16.1.

1.128      “Third Party Development Costs” shall mean costs and expenses for the Development of Licensed Compounds or Products paid or payable by a Party, or for its account, to a Third Party relating to: (i) professional services; (ii) contract research services; (iii) research grants; (iv) clinical grants; (v) consultants; (vi) clinical investigation start-up meetings; (vii) Clinical Trials, including Regulatory Approval Clinical Trials, but excluding Post-Approval Clinical Trials and any Phase 2 Clinical Trial for Davalintide that is on-going as of the Effective Date; (viii) contract labor; (ix) obtaining Regulatory Approval, but excluding costs relating to maintaining Regulatory Approval; and (x) other activities approved by the Parties in the Development Plan.

1.129      “Third Party Standstill Provisions” shall have the meaning set forth in Section 16.1.

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1.130      “Tier 1 Product” shall have the meaning set forth in Section 8.3.1.

1.131      “Tier 2 Product” shall have the meaning set forth in Section 8.3.2.

1.132      “Tier 3 Product” shall have the meaning set forth in Section 8.3.3.

1.133      “UM Agreement” means that certain Confidential Agreement and Release of All Claims among the University of Minnesota and Per Westermark (collectively, “UM”) and Amylin, dated October 21, 1998, as amended.

1.134      “United States” or “U.S.” shall mean the United States of America, its territories and possessions including Puerto Rico and the District of Columbia.

1.135      “U.S. Development Costs” shall mean those Development Costs incurred by a Party, or for its account, in connection with Development activities necessary for or intended to support obtaining Regulatory Approval of Products in the Field in the United States, which Development activities are consistent with the Development Plan and calculated in accordance with Section 3.11, even if such Development activities also support obtaining Regulatory Approvals in countries in the Territory other than the United States.  For the avoidance of doubt, Development Costs relating to Development activities that take place outside the United States, but are necessary for or intended to support obtaining Regulatory Approval of Products in the Field in the United States, shall be considered U.S. Development Costs.

1.136      “Valid Claim” shall mean a claim of an issued patent within the Amylin Patents, Takeda Patents, or Joint Patents which has not expired, been disclaimed, been cancelled or superseded (or if cancelled or superseded, has been reinstated) or been revoked, held invalid, or otherwise declared unenforceable or not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such country from which no further appeal has or may be taken.

1.137      “Withdrawal Notice” shall have the meaning set forth in Section 2.5.

2.             GOVERNANCE

2.1          Obesity Steering Committee.  The Parties will establish the OSC to oversee the activities of the Parties pursuant to this Agreement.

2.1.1       Composition.  The OSC will be comprised of an equal number of members appointed by each of Takeda and Amylin, each of whom shall be senior enough within the applicable Party’s organization to have decision-making authority with respect to Development or Commercialization of the Licensed Compounds and Products as if such Licensed Compounds and Products were proprietary to such Party.  Each Party shall designate [***] ([***]) OSC representatives promptly after the Effective Date.  The Parties, through the OSC, may later change the number of OSC members as long as an equal number of members from each of Takeda and Amylin is maintained.  Each Party may change its OSC members at any time by written notice to the other Party, which may be delivered at a scheduled meeting of the OSC.  Each Party shall designate one of its representatives on the OSC as a co-chair of the OSC. The chairmanship of the OSC shall alternate between the Parties for each consecutive [***] period following the Effective Date, and the first chairman of the OSC shall be a

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Commission.  Confidential Treatment Requested Under

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representative of Takeda.  The role of the chairman shall be to convene and preside at meetings of the OSC, but the chairman shall not be entitled to prevent items from being discussed or to cast any tie breaking vote.

2.1.2       Responsibilities.  The OSC shall be responsible for setting the overall strategic direction relating to the global Development and Commercialization of Licensed Compounds and Products in the Field in the Territory.  The specific responsibilities of the OSC shall be:

(a)           Reviewing and approving the Development Plan and Development Budget for the United States, and any amendments thereto, submitted by the ODC; provided, further, the OSC shall approve the designation of, or designate, as applicable, those Development Costs which are U.S. Development Costs;

(b)           Reviewing, but not approving, the Development Plan and Development Budget for countries in the Territory other than the United States;

(c)           If Amylin exercises the Co-Commercialization Option, reviewing and approving the Commercialization Plan for the United States and any amendments thereto submitted by the OCC;

(d)           If Amylin does not exercise, or has not yet exercised, the Co-Commercialization Option, reviewing, but not approving, the Commercialization Plan for the United States and any amendments thereto submitted by the OCC.

(e)           Reviewing, but not approving, the Commercialization Plan for countries in the Territory other than the United States, and any amendments thereto submitted by the OCC.

(f)            Establishing such joint teams and subcommittees as it deems necessary to fulfill this Agreement;

(g)           Resolving any disputes among such joint teams or subcommittees, including the ODC, subject to the terms of this Agreement;

(h)           Developing and implementing  reporting mechanisms for the ODC and OCC; and

(i)            Approving and/or deciding such other matters as may be provided elsewhere in this Agreement.

The OSC shall periodically, but no less than [***], review the results of the Development Plan and Commercialization Plan with respect to Products in the Field in the Territory to ensure, to the extent reasonably practical, that the Parties are meeting their commitments for both human and financial support and are each fulfilling all of their respective contractual obligations.  The OSC shall resolve any disputes referred to it in accordance with Section 2.1.4 below.

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Commission.  Confidential Treatment Requested Under

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2.1.3       Meetings.  The OSC will hold an in-person organizational meeting at Amylin’s offices in San Diego, California to establish the OSC’s operating procedures.  After such initial meeting, the OSC will meet at such other times as are agreeable to a majority of the OSC members, but no less than once each calendar quarter.  Such meetings may be in-person, via videoconference, or via teleconference.  Meetings may only be held if at least [***] ([***]) OSC members from each Party are present and participating. After the initial meeting above, the location of in-person OSC meetings will alternate between San Diego, California and Chicago, Illinois, unless the Parties otherwise agree.  Each Party will bear the expense of its respective OSC members’ participation in OSC meetings. With the prior consent of the other Party’s members, (such consent not to be unreasonably withheld or delayed), each Party may invite non-members to participate in the discussions and meetings provided that such participants shall have no voting rights or powers and shall be subject to the confidentiality provisions in Article 10. Additional meetings of the OSC may also be held to resolve any dispute referred to the OSC. Meetings to resolve disputes shall be held within [***] following referral to the OSC or as soon as reasonably practical.  All agenda items proposed by a Party for discussion or decision at a meeting must be provided to the Alliance Manager responsible for the agenda for the next meeting, together with appropriate information related thereto, at least [***] in advance of the meeting.  Material decisions reached at a meeting will be documented by both Parties before the meeting ends.  Reasonably detailed written minutes will be kept of all OSC meetings and will reflect material decisions made at such meetings.  The Alliance Manager of the same Party as the acting chairman of the OSC shall be responsible for (i) preparing and circulating an agenda for each upcoming OSC meeting, and (ii) preparing and issuing the meeting minutes to each member of the OSC for review and approval within [***] after such meeting.  Minutes will be deemed approved unless a member of the OSC objects to the accuracy of such minutes within [***] of receipt.

2.1.4       Decisions.  All OSC decisions will be made by unanimous vote, with the representatives of Amylin on the OSC collectively having one vote and the representatives of Takeda on the OSC collectively having one vote; provided, however, that in no event shall the OSC have the right or power to resolve any such matter in a manner that conflicts with the provisions of this Agreement or to unilaterally amend or modify this Agreement.  [***].  If the OSC is unable to decide or resolve unanimously any other matter within [***] following the presentation of such matter to the OSC (or such longer period as agreed by the OSC), including any matter that may result in U.S. Development Costs, the matter shall be submitted for resolution in accordance with the dispute resolution provisions set forth in Article 15; provided, however, notwithstanding the foregoing, failure of the OSC to unanimously approve the following activities will not be subject to the provisions of Sections 15.2 and 15.3: [***]. For clarification, the determination by

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either Party that a safety issue exists permitting termination of this Agreement under Section 13.2.3(a) shall not be subject to the dispute resolution provisions contained in Sections 15.2 and 15.3; provided, however, if a Party believes in good faith that the election by the other Party to terminate this Agreement under Section 13.2.3(a) was a breach of this Agreement because the electing Party had not in fact determined that a safety issue permitting such termination existed, then such dispute shall be subject to the dispute resolution provisions contained in Sections 15.2 and 15.3.

2.2          Obesity Development Committee.  The Parties will establish the ODC to create and implement the Development Plan and oversee the Development activities performed pursuant to this Agreement.

2.2.1       Composition.  The ODC will be comprised of an equal number of members appointed by each of Takeda and Amylin.  Each Party shall designate [***] ([***]) ODC representatives within [***] after the Effective Date. The ODC may later change the number of ODC members as long as an equal number of members from each of Takeda and Amylin is maintained.  Each Party may change its ODC members at any time by written notice to the other Party, which may be delivered at a scheduled meeting of the ODC.  Each ODC representative shall have appropriate expertise regarding the clinical development of pharmaceutical products, and each Party shall designate one of its representatives on the ODC as a co-chair of the ODC. The chairmanship of the ODC shall alternate between the Parties for each consecutive [***]  following the Effective Date, and the first chairman of the ODC shall be a representative of Amylin.  The role of the chairman shall be to convene and preside at meetings of the ODC, but the chairman shall not be entitled to prevent items from being discussed or to cast any tie breaking vote.

2.2.2       Responsibilities.  The ODC will be responsible for the creation and implementation of the Development Plan and corresponding Development Budget, including designating in the Development Budget those Development Costs which constitute U.S. Development Costs, and for overseeing the Parties’ performance of the activities pursuant to the Development Plan in accordance with Section 3.1, and recommending such Development Plan and Development Budget to the OSC for approval.  The ODC shall at all times coordinate the efforts of the Parties with respect to the conduct of the Development Plan; provided that the Party responsible for carrying out activities assigned to it under the Development Plan will have decision-making rights with regard to day-to-day conduct of such activities.  The ODC will also be responsible for determining whether to recommend to the OSC for approval any amendments to the Development Plan or Development Budget proposed by either Party.  The ODC will provide to the Parties copies of any recommended Development Plan or Development Budget before submission to the OSC.

2.2.3       Operation.  At least quarterly, a member of the ODC for each Party shall provide to the other Party a reasonably detailed summary of the Development activities conducted by such Party, including reconciliation of the expenses against the Development Budget, and the co-chairs of the ODC shall discuss the results of such activities, either in person or by telephone or videoconference.  The co-chairs of the ODC will jointly prepare and provide to the OSC, on at least a quarterly basis a report, via e-mail, regarding the status of Development activities hereunder.  The ODC will review the progress of the activities carried out pursuant to

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the Development Plan, including whether such activities are in compliance with the Development Budget.

2.2.4       Meetings.  So long as the Parties continue to conduct Development activities, the ODC will meet on a regular basis, but at least once per [***], unless otherwise agreed by the Parties.  Such meetings may be in-person, via videoconference, or via teleconference.  Meetings may be held only if at least [***] ([***]) members from each Party are present and participating.  The location of in-person ODC meetings will alternate between San Diego, California and Chicago, Illinois, unless the Parties otherwise agree.  With the prior consent of the other Party’s members (such consent not to be unreasonably withheld or delayed), each Party may invite non-members to participate in the discussions and meetings provided that such participants shall have no voting rights or powers and shall be subject to the confidentiality provisions in Article 10.  At least [***] prior to each ODC meeting, each Party shall provide written notice to the Alliance Manager of the Party chairing the meeting of agenda items proposed by such Party for discussion or decision at such meeting, together with appropriate information related thereto.  Material decisions reached at a meeting will be documented before the meeting ends.  Reasonably detailed written minutes will be kept of all ODC meetings and will reflect material decisions made at such meeting.  The Alliance Manager of the same Party as the acting chairman of the ODC shall be responsible for: (i) preparing and circulating an agenda for each upcoming OSC meeting; and (ii) preparing and issuing the meeting minutes which will be sent to each member of the ODC for review and approval within [***] after such meeting.  Minutes will be deemed approved unless a member of the ODC objects to the accuracy of such minutes within [***] of receipt.

2.2.5       Decisions.  All ODC decisions that may result in U.S. Development Costs will be made by unanimous vote, with the representatives of Amylin on the ODC collectively having one (1) vote and the representatives of Takeda on the ODC collectively having one (1) vote. Takeda will have sole decision making authority regarding Development activities for the Territory outside of the United States, provided Takeda consider in good faith input from Amylin with respect to such activities.  In the event of a dispute on any matter within the responsibilities of the ODC regarding Development activities that may result in U.S. Development Costs, such matter shall be referred to the OSC for resolution in accordance with the procedures set forth in Section 2.1.4.  In no event shall the ODC have the right or power to resolve any such matter in a manner that conflicts with the provisions of this Agreement or to unilaterally amend or modify this Agreement.

2.2.6       Subcommittees.  The ODC may establish such subcommittees as it may deem desirable.  All such subcommittees shall have equal representation from each Party unless the Parties expressly agree otherwise.  A subcommittee chairman shall be appointed by each Party, which subcommittee chairman shall report to the ODC as needed or required by the ODC.

2.3          Obesity Commercialization Committee.  The Parties will establish the OCC to review the conduct and progress of Commercialization of Products in the Field in the Territory.

2.3.1       Composition.  The OCC will be comprised of an equal number of members appointed by each of Takeda and Amylin. Each Party shall designate [***] ([***]) OCC representatives within [***] after the Effective Date.  The Parties, through the OCC,

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may later change the number of OCC members as long as an equal number of members from each of Takeda and Amylin is maintained.  Each Party may change its OCC members at any time by written notice to the other Party, which may be delivered at a scheduled meeting of the OCC.  Takeda shall designate one of its representatives on the OCC as the chairman of the OCC. The chairman will be responsible to convene and preside at meetings of the OCC, and the Takeda Alliance Manager shall be responsible for preparing and issuing the minutes of each such meeting and preparing and circulating an agenda for each upcoming meeting, but neither the Alliance Manager nor the chairman shall have any special authority over the other members of the OCC and shall not be entitled to prevent items from being discussed.

2.3.2       Responsibilities.  The OCC will provide a forum for the Parties to review the conduct and progress of the Commercialization of the Products in the Field in the Territory and for Amylin to provide input to Takeda regarding the Commercialization Plan prepared by Takeda and such Commercialization activities. Takeda will take Amylin’s input into consideration in good faith.  In addition, an OCC representative(s) shall be responsible for providing input at ODC meetings, as necessary.

2.3.3       Meetings.  The OCC will meet on a regular basis as determined by the Parties, but at least once per [***]. Such meetings may be in-person, via videoconference, or via teleconference.  The location of in-person OCC meetings will alternate between San Diego, California and Chicago, Illinois, unless the Parties otherwise agree.  Each Party will bear the expense of its respective OCC members’ participation in OCC meetings.  At least [***]  prior to each OCC meeting, each Party shall provide written notice to Takeda’s Alliance Manager of agenda items proposed by such Party for discussion or decision at such meeting, together with appropriate information related thereto.  Material decisions reached at a meeting will be documented before the meeting ends.  Reasonably detailed written minutes will be kept of all OCC meetings and will reflect material decisions made at such meeting.  Meeting minutes will be sent to each member of the OCC for review and approval within [***] after a meeting.  Minutes will be deemed approved unless a member of the OCC objects to the accuracy of such minutes within [***] of receipt.

2.3.4       Decisions.  All OCC decisions will be made by Takeda after considering in good faith input from Amylin, including OCC decisions made after Amylin exercises the Co-Commercialization Option with respect to a Product.  In no event shall the OCC have the right or power to resolve any matter in a manner that conflicts with the provisions of this Agreement, or to unilaterally amend or modify this Agreement. For purposes of clarification only, and without limiting the foregoing, the OCC shall not have the right or power to make any decision that would result in U.S. Development Costs, unless such U.S. Development Costs are approved by the ODC in accordance with Section 2.2.5, and the OSC in accordance with Section 2.1.4.

2.3.5       Subcommittees.  The OCC may establish such committees as it deems desirable.  All such subcommittees shall have equal representation from each Party, unless the Parties specifically agree otherwise.

2.4          Alliance Managers.  Within [***] after the Effective Date, Amylin and Takeda each shall appoint a person from within their respective organizations (an “Alliance

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Manager”) to coordinate and facilitate the interaction and cooperation of the Parties pursuant to this Agreement.  The Alliance Managers shall be the primary contact between the Parties with respect to the activities conducted pursuant to this Agreement.  Each Party shall notify the other Party promptly of any change in the identity of the Alliance Manager.

2.5          Withdrawal.  At any time during the Term and for any reason, Amylin shall have the right to withdraw from participation in the OSC, ODC and/or OCC (each, a “Committee”) upon written notice to Takeda, which notice shall be effective immediately upon receipt (the “Withdrawal Notice”). Following the issuance of a Withdrawal Notice and subject to this Section 2.5, Amylin’s representatives to the applicable Committee shall not participate in any meetings of the applicable Committee, nor shall Amylin have any right to vote on decisions within the authority of the applicable Committee.  If, at any time, following the issuance of a Withdrawal Notice, Amylin wishes to resume participation in the applicable Committee, Amylin shall notify Takeda in writing and, thereafter, Amylin’s representatives to the applicable Committee shall be entitled to attend any subsequent meeting of such Committee and to participate in the activities of, and decision-making by, such Committees as provided in this Article 2 as if a Withdrawal Notice had not been issued by Amylin; provided, further, if Amylin returns to a particular Committee and again withdraws from such Committee in accordance with this Section 2.5, it may return to such Committee only upon receipt of prior written consent from Takeda.  Following Amylin’s issuance of a Withdrawal Notice, unless and until Amylin resumes participation in the applicable Committee in accordance with this Section 2.5: (i) all meetings of the applicable Committee shall be held at Takeda’s facilities; (ii) Takeda shall have the right to make the final decision on all matters within the scope of authority of such Committee; and (iii) Amylin shall have the right to continue to receive the minutes of such Committee meetings, but shall not have the right to approve the minutes for any such Committee meeting held after Amylin’s issuance of a Withdrawal Notice.

3.             DEVELOPMENT

3.1          Development Plan.  The Development of Products in the Field in the Territory shall be governed by a comprehensive Development Plan, including a Development Budget.  The ODC shall coordinate with the OCC to ensure that the Development Plan appropriately supports Commercialization efforts with regard to Products in the Field in the Territory.  The Parties through the ODC shall update and amend the [***] Development Plan within [***]  after the Effective Date, which such updated Development Plan shall include: (i) all clinical and non-clinical Development activities (e.g., CMC and toxicology); and (ii) the Development Budget.  Thereafter, for each calendar year during the Term, the Parties through the ODC shall update and amend the [***] Development Budget no later than [***] ([***]) of [***], which updates shall cover the ensuing [***] and include a [***] plan for the [***] of the [***] period.  The [***]  of each approved [***] Development Budget shall be a Binding Budget, unless otherwise mutually agreed upon by the Parties in the Development Plan.  The [***] of such approved [***] Development Budget will be a Binding Budget at [***] percent ([***] %) of the levels indicated, unless otherwise mutually agreed upon by the Parties in the Development Plan.  The [***]  of such approved Development Budget will be a good faith forecast and not a Binding Budget.  At least [***] ([***]) times per [***], the ODC will review the existing [***] Development Budget in

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order to update at least the first [***] of the forecast to reflect significant changes to the operating assumptions based on, among other factors, the most current data from Clinical Trials and Regulatory Authority guidance.  This [***] forecast will serve as the basis for the construction of the Binding Budget in the following year.  If the ODC cannot agree on a Binding Budget for the succeeding calendar year (and the OSC cannot resolve any such disagreement), the Parties agree to fund only [***] until such time as the Parties have resolved any such disagreement pursuant to Article 15.

3.2          Development Activities. Each of Amylin and Takeda shall use Commercially Reasonable Efforts to execute and perform its responsibilities, and cooperate with the other Party in its efforts to execute and perform its responsibilities, under the Development Plan including the Development Plan attached hereto as Exhibit B.  Subject to the terms and conditions of this Agreement, and except as otherwise agreed by the Parties in the Development Plan: (i) Amylin shall be responsible for the execution of all Development activities for each Product through the completion of all Phase 2 Clinical Trials of such Product for the purpose of obtaining Regulatory Approval in the United States; and (ii) Takeda shall be responsible for the execution of all other Development activities for the purpose of obtaining Regulatory Approval in the United States and in other countries of the Territory, in each case as set forth in the Development Plan and Development Budget for each Product; provided, further, for the avoidance of doubt, Takeda shall be responsible for the execution of all Phase 3 Clinical Trials, Post-Approval Clinical Trials and Regulatory Approval Clinical Trials of Products.  The ODC shall determine and set forth in the Development Plan the respective responsibilities of each of the Parties with respect to all Development activities other than the Development activities otherwise described in this Section 3.2, and in Section 6.1 regarding the manufacture and provision of clinical supplies for use in Development activities.

3.3          Option Compounds.  Amylin shall have: (i) other than for Analogs of Amylin Licensed Compounds subject to the terms and conditions of Section 3.3(ii), the right, but not the obligation, to nominate any analog of any of the Amylin Licensed Compounds listed in Section 1.8(i)—(iv), provided such analog is not already an Amylin Licensed Compound and/or listed on Exhibit C, to be added as an Amylin Licensed Compound under this Agreement; and (ii) the obligation to nominate as an additional Amylin Licensed Compound under this Agreement, within a timeframe commencing [***] prior to and ending [***] after the commencement of IND-enabling activities (e.g., GLP toxicity studies) by Amylin, any Analog of any of the Amylin Licensed Compounds listed in Section 1.8(i)—(iv), which Analog demonstrates as a monotherapy, or as a combination therapy with a Licensed Compound or another Analog of any Licensed Compound (provided such combination therapy demonstrates a greater weight loss effect than either the Licensed Compound or Analog thereof as a monotherapy), weight loss that is equal to or exceeds [***] percent ([***] %) in a composite of pre-clinical studies and/or animal models, or any clinical trial.  If Amylin nominates any analog or Analog to be added as an Amylin Licensed Compound pursuant to Section 3.3(i) or (ii) above, it will provide a written notice to Takeda identifying such analog or Analog, and provide such other information, including applicable pre-clinical study results and clinical trial results, as may be reasonably necessary for Takeda to determine whether to add such analog or Analog as an Amylin Licensed Compound.  Takeda shall have [***] from the date of receipt of such written notice to inform Amylin it desires to add such analog or Analog as an Amylin

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Licensed Compound.  If Takeda informs Amylin in writing within such [***] ([***]) day time period that it does desire to add such analog or Analog as an Amylin Licensed Compound, then: (a) such analog or Analog shall immediately become an “Option Compound” and be considered an Amylin Licensed Compound hereunder; and (b) the ODC shall modify the Development Plan to provide for Development of the Option Compound.  If Takeda informs Amylin in writing that it does not desire to add such analog or Analog as an Amylin Licensed Compound, or otherwise fails to respond to such written notice from Amylin within such [***] ([***]) day time period, then such analog or Analog shall not be an Option Compound and shall not be added as an Amylin Licensed Compound, and Amylin shall be free to develop such analog or Analog independently at its own expense; provided, however, if Amylin subsequently develops in the Field any analog or Analog that was subject to the procedures set forth in this Section 3.3 but was not added as an Amylin Licensed Compound, such analog or Analog shall be subject to the provisions of Section 3.5.2 regarding the right of Takeda to opt-in to the Development of such analog or Analog (as if references to “Licensed Compound or Product” in Section 3.5.2 referred instead to “analog or Analog of Amylin Licensed Compound”).

3.4          Takeda Y-family Agonists and Takeda Nominated Compounds.  Takeda shall have: (i) other than for any Takeda Y-family Agonist subject to the terms and conditions of Section 3.4(ii), the right, but not the obligation, to nominate any analog of a Takeda Y-family Agonist to be added as a Takeda Licensed Compound under this Agreement; and (ii) the obligation to nominate as an additional Takeda Licensed Compound under this Agreement, within a timeframe commencing [***] prior to and ending [***] after commencement of IND-enabling activities (e.g., GLP toxicity studies) by Takeda, a Takeda Y-family Agonist if such Takeda Y-family Agonist demonstrates as a monotherapy, or as a combination therapy with a Licensed Compound or an Analog of a Licensed Compound (provided such combination therapy demonstrates a greater weight loss effect than either the Licensed Compound or Analog thereof as a monotherapy), weight loss that is equal to or exceeds [***] ([***] %) in a composite of pre-clinical studies and/or animal models, or any clinical trial. If Takeda nominates any analog of a Takeda Y-family Agonist under Section 3.4(i) or a Takeda Y-family Agonist under Section 3.4(ii) (any of the foregoing, a “Takeda Nominated Compound”) to be added as a Takeda Licensed Compound under this Agreement, it will provide a written notice to Amylin, identifying such Takeda Nominated Compound, and provide such other information, including applicable pre-clinical study results and clinical trial results, as may be reasonably necessary for Amylin to determine whether to add such Takeda Nominated Compound as a Takeda Licensed Compound under this Agreement.  Amylin shall have [***] from the date of receipt of such written notice to inform Takeda it desires to add such Takeda Nominated Compound as a Takeda Licensed Compound under this Agreement.  If Amylin informs Takeda in writing within such [***] time period that it does desire to add such Takeda Nominated Compound as a Takeda Licensed Compound under this Agreement, then: (a) such Takeda Nominated Compound shall immediately become a Takeda Licensed Compound hereunder; (b) the ODC shall modify the Development Plan to provide for Development of such Takeda Licensed Compound; and (c) the economic terms applicable to a Product containing such Takeda Licensed Compound shall be determined as set forth in Article 8.   If Amylin informs Takeda in writing that it does not desire to add such Takeda Nominated Compound as a Takeda Licensed Compound under this Agreement, or otherwise fails to respond to such written notice from Takeda within such [***] time period, then such Takeda Nominated Compound shall not be added as a Takeda Licensed Compound under this

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Agreement, and Takeda shall be free to develop such Takeda Nominated Compound independently at its own expense; provided, however, if Takeda subsequently develops in the Field any Takeda Nominated Compound that is a Takeda Y-family Agonist and was subject to the procedures set forth in this Section 3.4 but was not added as a Takeda Licensed Compound, such Takeda Y-family Agonist shall be subject to the provisions of Section 3.5.2 regarding the right of Amylin to opt-in to the Development of such Takeda Y-family Agonist (as if references to “Licensed Compound or Product” in Section 3.5.2 referred instead to “Takeda Y-family Agonist”).

3.5          Additional Development Activities

3.5.1       Collaborative Activities.  Before any Party engages in Development activities that may result in U.S. Development Costs with respect to any Licensed Compound or Product in the Field, and which activities are not included in the then-current Development Plan, such Party shall submit a proposal to the ODC for the Parties to engage jointly in such Development activities with respect to such Licensed Compound or Product.  If the ODC elects to proceed, the activities shall be incorporated into a draft Development Plan to be submitted to the OSC for approval.

3.5.2       Independent Activities.       If either Party (the “Proposing Party”) presents a proposal to the ODC to engage in Development activities that may result in U.S. Development Costs with respect to any Licensed Compound or Product in the Field, which such activities are not included in the then-current Development Plan (each, a “New Project”), and the OSC ultimately fails to approve the proposal due to the objection of the other Party, then the Proposing Party may conduct the New Project independently at its expense, subject to the following provisions:

(a)           If: (i) the New Project is a Phase 3 Clinical Trial for either an Amylin Licensed Compound or Product that contains Davalintide (AC2307), or an Amylin Licensed Compound or Product that contains both Pramlintide (AC137) and Metreleptin (AC164594); (ii) the New Project is not selected for a Phase 3 Clinical Trial pursuant to the Development Plan; and (iii) the other Amylin Licensed Compound or Product referenced in Section 3.5.2(a)(i) is selected for Phase 3 Clinical Trials pursuant to the Development Plan, each Party agrees that Takeda shall have the option, in its sole discretion, to delay the commencement of such New Project (for clarification, the Phase 3 Clinical Trial for the non-selected Amylin Licensed Compound or Product) for a period of up to [***] following the date of the initiation of the first Phase 3 Clinical Trial for such selected Amylin Licensed Compound or Product;

(b)           the Proposing Party shall conduct such activities solely at its expense and substantially in accordance with the plans presented to the OSC, and shall, at least annually, provide a report to the OSC of the results of such efforts, and provide to the other Party such additional information as it may reasonably request;

(c)           Within [***] after the date of database lock for the first Phase 2 Clinical Trial resulting from development activities regarding the New Project, the Proposing Party shall furnish to the OSC and the other Party a written report of the results of

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such trial, together with such other information available to the Proposing Party as the other Party may reasonably request.  The other Party shall then have a period of [***] in which to advise the Proposing Party whether it desires to include the New Project within the Development Plan contemplated by this Agreement.  If the other Party elects to include the New Project within the Development Plan: (i) if such other Party is Takeda, it shall pay to the Proposing Party an amount equal to [***] percent ([***] %) (which represents [***] percent ([***] %) of Takeda’s share of U.S. Development Costs) of the total Development Costs incurred to that date by the Proposing Party on the New Project; (ii) if such other Party is Amylin, it shall pay to the Proposing Party an amount equal to [***] percent ([***] %) (which represents [***] percent ([***] %) of Amylin’s share of U.S. Development Costs) of the total Development Costs incurred to that date by the Proposing Party on the New Project; and (iii) the New Project shall become part of the Development Plan contemplated by this Agreement, with each Party having the same rights and obligations with respect to the New Project as for any Licensed Compound or Product under this Agreement; and

(d)           If the other Party has not elected to include the New Project in the Development Plan pursuant to Section 3.5.2(c), then within [***] after the date of the database lock for the first Phase 3 Clinical Trial resulting from activities on the New Project, the Proposing Party shall furnish to the OSC and the other Party a written report of the results of such trial, together with such other information available to the Proposing Party as the other Party may reasonably request.  The other Party shall then have a period of [***] ([***]) days in which to advise the Proposing Party whether it desires to include the New Project within the Development Plan contemplated by this Agreement.  If the other Party  elects to include the New Project within the Development Plan: (i) if such other Party is Takeda, it shall pay to the Proposing Party an amount equal to [***] percent ([***] %) (which represents [***] percent ([***] %) of Takeda’s share of U.S. Development Costs) of the total Development Costs incurred to that date by the Proposing Party on the New Project, plus any milestones that would have otherwise been due under this Agreement; (ii) if such other Party is Amylin, it shall pay to the Proposing Party an amount equal to [***] percent ([***] %) (which represents [***] percent ([***] %) of Amylin’s share of U.S. Development Costs) of the total Development Costs incurred to that date by the Proposing Party on the New Project; (iii) the New Project shall become part of the Development Plan contemplated by this Agreement, with each Party having the same rights and obligations with respect to the New Project as for any Product under this Agreement.  If the other Party does not select to include the New Project in the Development Plan, the Proposing Party shall be free to develop and commercialize such Licensed Compound or Product independently or together with a Third Party without being subject to the terms of this Agreement.

3.6          Exchange of Information.  Promptly following the Effective Date, and promptly during the Term upon such Amylin Know-How being obtained or generated by Amylin, Amylin shall provide to Takeda, at no additional cost or expense to Takeda, all Amylin Know-How as is necessary to enable Takeda to conduct Development and Commercialization activities assigned to it under the Development Plan and Commercialization Plan or otherwise to practice the licenses granted to it hereunder, to the extent such Amylin Know-How has not previously been provided hereunder.  Promptly during the Term upon such Takeda Know-How being obtained or generated by Takeda, Takeda shall provide to Amylin, at no additional cost or expense to Amylin, all Takeda Know-How as is necessary to enable Amylin to conduct Development

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activities assigned to it under the Development Plan and, if Amylin has exercised its Co-Commercialization Option with respect to a Product, to co-Commercialize such Product in the Field in the United States.

3.7          Materials Transfer.  In order to facilitate the Development activities contemplated by this Agreement through the evaluation of compounds, either Party may provide to the other Party certain biological materials or chemical compounds Controlled by the supplying Party (collectively, “Materials”) for use by the other Party in furtherance of such Development activities.  Except as otherwise provided for under this Agreement, all such Materials delivered to the other Party will remain the sole property of the supplying Party, will be used only in furtherance of the Development activities conducted in accordance with this Agreement, will not be used or delivered to or for the benefit of any Third Party, except for subcontractors pursuant to Section 7.2.2, without the prior written consent of the supplying Party, and will be used in compliance with all Applicable Laws.  The Materials supplied under this Agreement must be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known. The supplying Party will provide the other Party the most current material safety data sheet for the Materials upon transfer of any Materials. Except as expressly set forth in this Agreement, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

3.8          Records; Disclosure of Data and Results.  In conformity with standard pharmaceutical industry practices and the terms and conditions of this Agreement, each Party shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to activities conducted pursuant to the Development Program for a minimum of [***] following the end of the calendar year to which they pertain and, upon the other Party’s written request, shall send legible copies of the aforesaid to the other Party throughout the Term and for a minimum of [***] following the Term.  Upon reasonable advance notice, at the request of the ODC, each Party agrees to make its employees and consultants reasonably available at their respective places of employment to consult with the other Party on issues arising in connection with the Development Program.  In accordance with the reporting format and schedule approved by the ODC, each Party shall promptly and fully disclose to the other Party in writing all data, including preclinical data, Clinical Trial data, formulation data and manufacturing data, generated by or on behalf of such Party with respect to Products in the Field in the Territory.  Without limiting the foregoing, Takeda shall keep Amylin regularly and fully informed regarding the Development of Products in the Field in the Territory by Takeda and its Affiliates and sublicensees, including information regarding the status of Clinical Trials, filing of regulatory filings and receipt of Regulatory Approval with respect to Products in the Field in the Territory.

3.9          Compliance with Laws.  Each Party will conduct its portion of the Development Program using Commercially Reasonable Efforts, in a good scientific manner and in compliance in all material respects with all requirements of Applicable Laws, including cGCPs, cGLPs and cGMPs, to achieve the objectives of the Development Program efficiently and expeditiously.

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3.10        Cooperation.  Each Party will use Commercially Reasonable Efforts to provide the other Party with all reasonable assistance and take all actions reasonably requested by such other Party, without changing the allocation of responsibilities assigned in the Development Plan, that are necessary or desirable to enable the other Party to comply with the terms and intent of this Agreement.  Each Party further agrees to cooperate with any inspection by any Regulatory Authority, including, but not limited to, any inspection prior to Regulatory Approval for any Product in the Field in any country in the Territory.  The Parties will use Commercially Reasonable Efforts to conduct Development of and obtain Regulatory Approval for Products in the Field in the Territory, as provided in the Development Plan, for the purpose of maximizing the commercial value of the Products in the Field in the Territory.

3.11        Development Costs.

3.11.1     Responsibility for Development Costs.  Throughout the Term of this Agreement, Takeda shall bear eighty percent (80%) and Amylin shall bear twenty percent (20%) of all U.S. Development Costs, except in the case of U.S. Development Costs of any Regulatory Approval Clinical Trial that is a cardiovascular safety study that becomes required by the FDA and is not already included in the then-current Development Plan at the time it becomes required by the FDA (a “CV Safety Study”).  With respect to any CV Safety Study, Takeda shall bear [***] percent ([***] %) and Amylin shall bear [***] percent ([***] %) of all such U.S. Development Costs; provided, however, if the U.S. Development Costs of such CV Safety Study exceed, or are anticipated to exceed, [***] Dollars (US $[***]): (i) Takeda shall, upon Amylin’s written request, be obligated to pay all U.S. Development Costs that exceed [***] Dollars (US $[***]); and (ii) Amylin shall, within [***] following the database lock or earlier termination of the CV Safety Study (the “Database Lock Date”), reimburse Takeda an amount equal to [***] percent ([***] %) of such U.S. Development Costs that exceeded [***] Dollars (US $[***]), plus simple interest calculated at three-month LIBOR (the “Loan”). Amylin shall be required to pay at least [***]  ([***] %) of the Loan upon each of the [***] anniversary of the Database Lock Date and the [***] anniversary of the Database Lock Date; provided, however, Takeda shall have the right to set-off, in any calendar year, against any payments due from Takeda to Amylin under this Agreement by the amount that Amylin is obligated to pay Takeda for reimbursement of the Loan during such calendar year.  For the avoidance of doubt, Amylin may reimburse Takeda the full amount of the Loan prior to the due date with no prepayment penalty. Takeda shall bear one hundred percent (100%) of all Development Costs that are not U.S. Development Costs. The ODC shall identify in the Development Plan: (i) U.S. Development Costs; and (ii) Development Costs that are not U.S. Development Costs; provided, however, all Development Costs that are deemed to be necessary for the approval of an NDA filed with the FDA shall be considered U.S. Development Costs.

3.11.2     Calculation of Development Costs.  For purposes of calculating Development Costs, the FTE rate shall be [***] Dollars (US$[***]) per annum. The FTE rate shall be valid through and including [***].  The FTE rate shall be adjusted [***] as of [***]  effective as of [***]  in accordance with the annual percentage change in the [***], except as otherwise agreed by the Parties.  Development Costs shall only include the FTE rates of employees actually performing work under the Development Plan. General management and

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supervisory overhead costs incurred by each Party in connection with the performance of this Agreement shall not be included in the Development Costs (and shall be borne solely by the Party incurring such costs).  The Parties shall establish a mutually agreed upon format for reporting FTEs that are included within Development Costs.

3.11.3     Development Costs Exceeding Binding Budget.  Each Party agrees to use its Commercially Reasonable Efforts to complete the activities contemplated by a Binding Budget and to do so within the amounts budgeted.  The Parties acknowledge that actual expenditures may differ from budgeted amounts, and accordingly agree that the aggregate amount actually spent by a Party may be up to [***] percent ([***] %) higher than the amount specified in the Binding Budget.  In the event a Party’s Development Costs in the aggregate exceed the amount budgeted in any Binding Budget by more than [***] percent ([***] %), the ODC shall determine if such excess amount is reasonable under the circumstances.  If the ODC determines such excess amounts are reasonable, such amounts shall be deemed Development Costs; otherwise, the excess shall be the responsibility of that Party.

3.11.4     Payment.  Within [***] after the end of each calendar quarter, each Party will provide a written report to the other Party setting forth in reasonable detail the recorded Development Costs relating to such quarter (each, a “Quarterly Report”).  Within [***]  after the end of such calendar quarter, the Party responsible for reimbursement of Development Costs to the other Party will provide to the other Party a written report based upon such Quarterly Reports (each, a “Payment Report”) reconciling the Development Costs of each Party and setting forth the amount payable in accordance with this Section 3.11.  The amount due, as set forth in the applicable Payment Report, shall be paid concurrently with providing such Payment Report.

3.11.5     Corrections.  In the event either Amylin or Takeda discover a need for correction in calculating the amount of Development Costs incurred by such Party during any previous calendar quarter, it will promptly notify the other Party of such discovery.  The Parties will then discuss the validity and appropriateness of the correction.  If the Parties agree that such correction should be made and collectively verify the amount to be corrected, then such amounts shall be included in the following quarterly reconciliation between the Parties as set forth in Section 3.11.4 hereof; provided, however, that only corrections for expenses that have occurred in the previous [***] prior to the date of the notice described in the first sentence of this paragraph shall be eligible for correction.  If the Parties do not agree on the validity or appropriateness of the requested correction, then the OSC will be responsible for deciding the issue.

3.12        Audit.  During the period of the Development Program, each Party shall have the right to cause an independent, certified public accounting firm (the “Auditor”) reasonably acceptable to the other Party to audit the other Party’s records relating to Development Costs to confirm the amount of the Development Costs reflected in the Quarterly Reports and Payment Reports contemplated by Section 3.11.4. The audited Party may require such Auditor to sign a confidentiality agreement in form and substance reasonably satisfactory to the Party being audited.  Such audit right may be exercised during normal business hours upon reasonable prior written notice to the audited Party; provided that such audit right may be exercised no more than once in any [***] period and no more than once with regard to any given [***].

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The Auditor will prepare a report of the results of the audit and promptly deliver a copy to each Party. The Parties may make inquiries of the Auditor to clarify the contents of the report and the Auditor’s response will be made to both Parties.  As appropriate, prompt adjustments to payments made pursuant to Section 3.11.4 shall be made by the Parties to reflect the results of such audit. The Party to whom payment is owed will issue an invoice to the other Party. Such invoice will be paid within [***] of receipt. The auditing Party shall bear the full cost of such audit unless such audit discloses an over-reporting by the audited Party of more than [***] percent ([***] %) of the amount of Development Costs for a given calendar quarter, in which case, the audited Party shall bear the full cost of such audit.

4.             REGULATORY

4.1          Conduct of Regulatory Activities.  All regulatory activities for obtaining Regulatory Approval of Products in the Field in the Territory shall be conducted by and on behalf of the Parties in compliance with the provisions of this Agreement.  Takeda shall: (i) be responsible for all activities relating to preparing, making submissions for, owning and maintaining Regulatory Approvals, including supplements and amendments thereto, with respect to Products in the Field in the Territory; (ii) use Commercially Reasonable Efforts to obtain Regulatory Approval of the Products in the Field in the Territory; and (iii) lead discussions and meetings with all Regulatory Authorities regarding Licensed Compounds or Products in the Field in the Territory, subject to the terms of this Section 4.1; provided, however, a representative of Amylin shall be entitled to participate in any such discussions and meetings with Regulatory Authorities, and, if an appropriate Amylin representative is requested by Takeda to attend a discussion or meeting with the FDA regarding Licensed Compounds or Products in the Field in the Territory, Amylin will use Commercially Reasonable Efforts to arrange for such individual to participate in such discussions or meetings.  The ODC shall determine and set forth in the Development Plan the respective responsibilities of each of the Parties for all regulatory activities with respect to Products in the Field in the Territory other than the regulatory activities described in the immediately preceding sentence.  Each Party shall conduct all regulatory activities for which it is the responsible Party in accordance with the Development Plan, using Commercially Reasonable Efforts, and in compliance in all material respects with all Applicable Laws.  Upon request by the Party responsible for the applicable regulatory activities, the other Party shall provide reasonable assistance to such responsible Party with regard to such regulatory activities under this Agreement.  The Party responsible for the applicable regulatory activities agrees to consult with the other Party regarding, and keep the other Party regularly and fully informed of, the preparation, and Regulatory Authority review and approval, of submissions and communications with Regulatory Authorities with respect to Products in the Field in the Territory for which such Party is responsible.  Each Party agrees to consider in good faith any comments or suggestions made by the other Party with respect to such matters.  In addition to the information required to be provided to the other Party in other provisions of this Agreement, each Party shall timely provide the other Party with summaries of its communications and correspondence with the Regulatory Authorities in the Territory, including with respect to Product safety and manufacturing issues.  Amylin shall transfer to Takeda responsibility for regulatory activities with respect to each Product at the next specified phase of development (for example, upon advancement of a Product from Phase 2 Clinical Trials to Phase 3 Clinical Trials). In addition, Amylin shall either: (a) transfer to Takeda its current INDs related to Amylin Licensed Compounds that are not contained in an Excluded Product; or (b) permit Takeda to

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reference Amylin’s INDs related to Amylin Licensed Compounds that are contained in an Excluded Product, in each case pursuant to a mutually agreed upon timeline set forth in the Development Plan, which shall be not later than [***] in advance of the first to occur of (1) the start of the next Clinical Trial for such Amylin Licensed Compound; and (2) a significant meeting with the FDA regarding such Amylin Licensed Compound.

4.2          Right of Cross-Reference.  Takeda hereby grants Amylin the right to access and cross-reference all filings with and submissions to the Regulatory Authorities with respect to Products in the Field in the Territory as may be necessary or useful for Amylin to obtain Regulatory Approval with respect to Excluded Products.  Amylin hereby grants Takeda the right to access and cross-reference all filings with and submissions to the Regulatory Authorities with respect to Excluded Products as may be necessary or useful for Takeda to obtain Regulatory Approval with respect to Products in the Field in the Territory.

4.3          Regulatory Inspection or Audit.

4.3.1       Cooperation.  If a Regulatory Authority desires to conduct an inspection or audit of or sends a communication  to Takeda or Amylin or any Third Party engaged by either Party to perform activities under the Development Plan or Commercialization Plan with regard to any Product or this Agreement, Takeda and Amylin each agrees to cooperate with the Regulatory Authority and the other Party during such inspection or audit, including by allowing, to the extent practicable, a representative of the other Party to be present during the applicable portions of such inspection or audit.  Following receipt of the inspection or audit observations of the Regulatory Authority (a copy of which the Party will immediately provide to the other Party), the responsible Party will prepare the response to any observation that concerned this Agreement.  The other Party agrees to fully cooperate when it prepares such a response, including by providing to the responsible Party, within [***]  after its request, such information and documentation in the Party’s possession as may be necessary for the responsible Party to prepare such response.  Before submitting the response to the Regulatory Authority, the responsible Party agrees to give the other Party an opportunity to comment on it.

4.3.2       Notice.  Each Party (and its Third Party subcontractors) shall notify the other Party within [***] of receipt of notification from a Regulatory Authority of the intention of such Regulatory Authority to audit or inspect a Party’s facilities with respect to any Product, including facilities being used for manufacture of any Product.  Each Party (and its Third Party subcontractors) shall also provide the other Party with copies of any written communications received from Regulatory Authorities with respect to such facilities within [***] of receipt.  Such Party shall provide the other Party with an opportunity to review and provide input on any proposed response by such Party (or Third Party subcontractor) to such communications.

4.4          Pharmacovigilance.  Takeda shall be responsible, at its own expense, for the establishment and maintenance of the global safety database for Products in the Field in the Territory throughout the Development and Commercialization of such Products.  The method and timing of the transfer of legacy safety information for Products in the Field in the Territory Controlled by Amylin shall be agreed upon by the Parties.  Each Party shall cooperate (at its own cost and expense), and shall cause its Affiliates and sublicensees to cooperate, in implementing a

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pharmacovigilance mutual alert process with respect to Products to comply with all Applicable Laws and applicable obligations of Regulatory Authorities.  The Parties shall enter into a pharmacovigilance agreement as soon as reasonably practical after the Effective Date, but no later than [***] prior to the filing of Takeda’s first IND for any Product, on terms no less stringent than those required by ICH guidelines, Applicable Laws and applicable local regulatory requirements, including: (i) providing detailed procedures regarding the maintenance of core safety information and the exchange of safety data relating to Products worldwide within appropriate timeframes and in an appropriate format to enable each Party to meet both expedited and periodic regulatory reporting requirements; and (ii) ensuring compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis for the reporting of safety data in accordance with standards stipulated in the ICH guidelines, and all Applicable Laws and applicable regulatory requirements regarding the management of safety data.

4.5          Recalls and Product Quality and Safety.  The Parties shall mutually agree, on an expedited basis, upon issues that relate to Product quality and safety and any response by the Parties to such issues, including the decision to recall or withdraw a Product from the market, discontinue a Clinical Trial, or make any public statement about a product defect, quality issue or the safety of a Product; provided, however, Takeda will have final decision-making authority if: (i) mutual agreement cannot be reached on a Product quality or safety issue, including (a) a decision to recall or withdraw a Product from the market, or (b) a decision regarding safety issues to be reported to any applicable Regulatory Authority, including individual adverse events or other matters affecting the health, safety or welfare of a patient, or (ii) an immediate response to a Regulatory Authority is required and there is no reasonable opportunity to discuss the response with Amylin.  Any decision made in good faith by a Party pursuant to Section 4.5(i) or (ii) shall not be subject to the dispute resolution provisions set forth in Sections 15.2 and 15.3. For the avoidance of doubt, nothing contained in this Section 4.5 is intended to prevent Amylin from having final decision making authority for: (1) a decision to recall or withdraw an Amylin Licensed Compound contained in an Excluded Product from the market; or (2) a decision regarding a safety issue relating to an Amylin Licensed Compound contained in an Excluded Product to be reported to any applicable Regulatory Authority, including individual adverse events or other matters affecting the health, safety or welfare of a patient.

5.             COMMERCIALIZATION

5.1          Commercialization Activities. Takeda shall be responsible for Commercializing Products in the Field in the Territory, including conducting any Post-Approval Clinical Studies, at its own expense, subject to the terms and conditions of this Agreement and in compliance in all material respects with Applicable Laws. Takeda shall be responsible for all Commercialization Costs. Takeda shall use Commercially Reasonable Efforts to Commercialize Products in the Field in the Territory in accordance with the Commercialization Plan and the terms of this Agreement, subject to Amylin’s co-Commercialization of Products pursuant to Section 5.3, and the terms of any Co-Commercialization Agreement.  Except as otherwise provided for in Section 5.3 and any Co-Commercialization Agreement, Takeda shall have the sole right and responsibility for all activities relating to Commercialization of all Products in the Field in the Territory including, without limitation: (i) booking all sales of Products; (ii) determining the price of all Products; (iii) sale and distribution of all Products, as described in Section 5.4 below; and (iv) conducting all Product marketing activities, including the creation

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and approval of marketing programs and promotional materials; provided, however, that Amylin shall not be required to use any marketing programs or promotional materials that it reasonably believes are not in compliance with Applicable Laws, including any guidelines issued by the Office of Inspector General of the Department of Health and Human Services.  Takeda may request that Amylin perform Commercialization activities. If Amylin agrees to perform such Commercialization activities, Takeda shall reimburse Amylin at the then-current FTE rate (as defined in Section 3.11.2, or at another FTE rate mutually agreed upon by the Parties) for Amylin’s internal personnel costs relating to the performance of such activities (excluding activities necessary to support its Detailing requirements under Section 5.3, if any), plus any costs paid by Amylin to a Third Party in conducting such activities. Takeda shall keep Amylin regularly informed regarding the Commercialization Plan for each Product and all material activities with respect to Products in the Field in the Territory.

5.2          Commercialization Plan.  The Commercialization of Products in the Field in the Territory shall be governed by a comprehensive plan for all proposed Commercialization activities for such Products, which plan shall describe the pre-launch, launch and subsequent Commercialization activities, budget and sales forecasts for each Product (including, if available, advertising, education, planning, marketing, sales force training and allocation, distribution, and pricing and reimbursement to the extent permitted by Applicable Laws) (the “Commercialization Plan”). Takeda shall be responsible for the creation and implementation of the Commercialization Plan, subject to review of the conduct and progress of Commercialization of Products in the Field in the Territory by the OCC pursuant to Section 2.3.  The outline of the first Commercialization Plan shall be completed within [***] after the Effective Date.  Takeda shall submit the Commercialization Plan for each Product and any amendments thereto, to the OCC for review pursuant to Section 2.3. The Commercialization Plan shall be reviewed and, if necessary, amended, no less than annually by Takeda for OCC review.

5.3          Amylin Co-Commercialization Option.  Subject to the terms and conditions contained in this Section 5.3, Takeda hereby grants to Amylin an option to co-Commercialize with Takeda the first two (2) Products containing different clinically active ingredients that have received Regulatory Approval by the FDA in the United States, and any additional Products that receive Regulatory Approval by the FDA, which contain the identical clinically active ingredient(s) as either of the first two (2) Products (the “Co-Commercialization Option”). Amylin may exercise its Co-Commercialization Option with respect to a Product by providing written notice to Takeda no later than [***] following the unblinding of the first Phase 3 Clinical Trial of such Product in the United States. Takeda shall provide Amylin with Takeda’s then current fully-burdened PDE rate upon the unblinding of the first Phase 3 Clinical Trial of such Product in the United States. Upon the timely exercise by Amylin of its Co-Commercialization Option, and within [***] thereafter, the Parties shall negotiate in good faith and enter into a co-Commercialization agreement (the “Co-Commercialization Agreement”) on mutually agreeable terms, including the terms set forth in this Section 5.3 and Exhibit D; provided, however, that if the Parties fail to enter into a Co-Commercialization Agreement within such timeframe, the terms set forth in this Section 5.3 and Exhibit D shall govern the co-Commercialization of such Product as if the Parties had entered into a Co-Commercialization Agreement. The Parties agree that pursuant to the Co-Commercialization Option, and subject to Takeda’s Commercialization rights set forth in Section 5.1: (i) Amylin will be responsible for participating in activities of the OCC, including providing input into the

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development of the Commercialization Plan, performing Details and conducting such other activities necessary to support its PDE requirements; (ii) Amylin will provide no more than [***] percent ([***] %) of the Commercialization effort as measured by PDEs for either Product; (iii) Takeda shall reimburse Amylin for PDEs performed by Amylin at [***] percent ([***] %) of Takeda’s then current fully-burdened cost for a PDE (which fully-burdened PDE cost, as of the Effective Date, is [***] Dollars (US $[***])); and (iv) the term of the Co-Commercialization Agreement shall be [***], with a [***] extension, (a) upon mutual agreement of the Parties, or (b) at Amylin’s option if, during discussions regarding the [***] extension, Takeda expresses its intent to use a contract sales organization during such [***] extension.  Upon exercise of the Co-Commercialization Agreement, or upon agreement by Amylin to perform any Commercialization activities at Takeda’s request and in accordance with Section 5.1, Amylin shall use Commercially Reasonable Efforts to Commercialize the Products in the Field in the United States in accordance with the terms and conditions of this Agreement, the Co-Commercialization Agreement (as applicable), in compliance in all material respects with Applicable Laws, and in accordance with any Amylin manufacturing responsibilities pursuant to Article 6 (including any supply agreements relating thereto).  For purposes of clarification, notwithstanding the exercise of the Co-Commercialization Option or the execution of the Co-Commercialization Agreement, Takeda shall at all times during the Term remain obligated to pay the applicable amounts specified under Article 8 with respect to each Product (whether or not such Product is co-Commercialized by Amylin in the United States).

5.4          Sales and Distribution. Notwithstanding the exercise by Amylin of its Co-Commercialization Option with respect to a Product pursuant to Section 5.3, Takeda shall have the sole right and responsibility for handling all returns, order processing, invoicing and collection, distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Products to customers), and inventory and receivables for the Products in the Field in the Territory. Amylin shall not accept orders for the purchase of a Product from Third Parties, or make sales of Product to Third Parties in the Field in the Territory for its own account or for Takeda’s account.  If Amylin receives any order for a Product in the Field in the Territory, it shall refer such orders to Takeda for acceptance or rejection. Takeda shall have the sole right and responsibility for: (i) negotiating, establishing and/or modifying the terms and conditions regarding the sale of the Product in the Field in the Territory, including any terms and conditions relating to or affecting (a) the price at which the Product shall be sold, (b) discounts available to any Third Party payers (including, without limitation, managed care providers, indemnity plans, unions, self insured entities, and government payer, insurance or contracting programs such as Medicare, Medicaid, or the U.S. Dept. of Veterans Affairs, or similar programs located in other countries of the Territory), (c) discounts attributable to payments on receivables, (d) distribution of the Product, and (e) credits, price adjustments, or other discounts and allowances to be granted or refused; and (ii) all activities relating to government price reporting with respect any Product in the Field in the Territory.

6.             MANUFACTURING

6.1          Manufacture and Supply of Licensed Compounds and Products.  The Development Plan shall include mutually agreed upon plans for manufacture of Products (and

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Licensed Compounds therein) for use in Development activities.  Amylin shall be responsible for the manufacture and provision of clinical supplies for [***]  for each Product; provided, however, Takeda shall have: (i) the option, at any time, to manufacture clinical supplies; and (ii) the right to select (a) the Product formulation and packaging configuration for Phase 3 Clinical Trials, (b) raw material suppliers, and (c) manufacturing and release sites.  The Parties shall negotiate in good faith and enter into a mutually agreed upon manufacturing and supply agreement for the provision of clinical supplies at [***], and a separate quality agreement relating to the provision of clinical supplies, each within [***] after the Effective Date.  The manufacturing and supply agreement for the provision of clinical supplies shall contain terms and conditions relating to capital investments, recalls, product liabilities, and any such other terms and conditions mutually agreeable to the Parties.  Following the Effective Date, Amylin and Takeda shall discuss and determine responsibility for manufacture of Products (and Licensed Compounds therein) for commercial use in the Field in the Territory taking into account capabilities and existing manufacturing relationships.  Within [***] after the Effective Date, or within a timeframe otherwise mutually agreed to by the Parties, the Parties shall negotiate in good faith and enter into a mutually agreed upon manufacture and supply agreement for the provision of commercial Product at [***]  and a separate quality agreement relating to the provision of commercial Product.  Such manufacturing and supply agreement shall contain terms and conditions relating to obsolescence, safety stock, capital investments, recalls, product liabilities, and any such other terms and conditions mutually agreeable to the Parties; provided, further, the price charged for Products (or active pharmaceutical ingredient) supplied by either Party to the other Party shall be equal to the Cost of Goods of such Products (or active pharmaceutical ingredient), without mark-up.   For the avoidance of doubt, the Parties acknowledge that Amylin is not a contract manufacturing organization, and will be entering into contractual agreements with various Third Party contract manufacturing organizations to perform Amylin’s manufacturing and supply responsibilities under this Section 6.1.  Accordingly, the manufacturing and supply agreements to be entered into between Amylin and Takeda pursuant to this Section 6.1 shall be “pass-through” agreements whereby Amylin will pass through the terms and conditions of its manufacturing and supply agreements with Third Party contract manufacturing organizations.  Amylin shall use Commercially Reasonable Efforts to ensure inclusion of the terms and conditions identified in this Section 6.1 in its manufacturing and supply agreements with Third Party contract manufacturing organizations.

7.             GRANT OF RIGHTS

7.1          License Grants.

7.1.1       License to Takeda.  Subject to the terms and conditions of this Agreement, Amylin hereby grants to Takeda an exclusive (even as to Amylin, except as provided in this Section 7.1.1), worldwide, royalty-bearing license, with the right to sublicense in accordance with Section 7.2, under the Amylin Technology to research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import, export and otherwise Commercialize the Licensed Compounds and Products, including the Licensed Compounds and Products relating to any New Project for which Takeda is the Proposing Party under Section 3.5.2, in the Field in the Territory during the Term; provided, however, subject to the terms and conditions of

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this Agreement, Amylin shall retain such rights under the Amylin Technology as are necessary to: (i) research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import and export Excluded Products (and the Licensed Compounds contained therein, solely as they relate to the Excluded Products); (ii) perform its obligations under this Agreement, including the Development (Article 3) and manufacturing (Section 6.1) activities to be performed by Amylin under the Development Plan; (iii) research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import and export Licensed Compounds and Products under any New Project pursuant to Section 3.5.2; and (iv) perform the Commercialization activities of Amylin, if any, under Section 5.1, Section 5.3 and the Co-Commercialization Agreement (Exhibit D).

7.1.2       License to Amylin.  Subject to the terms and conditions of this Agreement including Articles 3 and 4, and Sections 5.1, 5.3, 6.1, 7.4.2, 7.4.3 and 7.4.4(b), Takeda hereby grants to Amylin an exclusive (except as to Takeda), worldwide, royalty-free license, with the right to sublicense to its Affiliates in accordance with Section 7.2, under the Takeda Technology in each case solely to: (i) perform its obligations under this Agreement, including the Development (Article 3) and manufacturing (Section 6.1) activities to be performed by Amylin under the Development Plan; (ii) research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import and export Licensed Compounds and Products under any New Project pursuant to Section 3.5.2; and (iii) perform the Commercialization activities of Amylin, if any, under Sections 5.1 and 5.3, and the Co-Commercialization Agreement (Exhibit D).

7.1.3       Joint Licenses.  Subject to the terms and conditions of this Agreement including Articles 3 and 4, and Sections 5.1, 5.3, 6.1, 7.2.1, 7.4.1, 7.4.2, 7.4.3, Amylin hereby grants to Takeda an exclusive (except as to Amylin), worldwide, royalty-bearing, license, with the right to sublicense to its Affiliates and Third Parties in accordance with Section 7.2, under the Joint Inventions and Joint Patents, and Takeda hereby grants to Amylin an exclusive (except as to Takeda), worldwide, royalty-free, license, with the right to sublicense to its Affiliates in accordance with Section 7.2, under the Joint Inventions and Joint Patents, in each case solely to research, Develop, make, have made, distribute, use, sell, offer for sale, import, export and Commercialize the Licensed Compounds or Products in the Field in the Territory during the Term in accordance with this Agreement. During the Term, either Party may use the Joint Inventions and Joint Patents outside the scope of this Section 7.1.3 upon obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed.  Upon expiration of the Term, either party may use the Joint Inventions and Joint Patents outside the scope of this Section 7.1.3 without taking any further action.

7.2          Sublicensing; Subcontracting.

7.2.1       Sublicensing.  Each Party shall have the right to grant to its Affiliates sublicenses of the rights granted to such Party under Sections 7.1.1, 7.1.2 and 7.1.3.  Takeda shall have the right to grant to Third Parties sublicenses through multiple tiers of sublicense of the rights granted to Takeda under Section 7.1.1 or 7.1.3; provided, however, that Takeda shall not grant to Third Parties any sublicense of the rights granted to Takeda under Section 7.1.1 or 7.1.3 with respect to any Licensed Compound or Product in the Field in the United States without Amylin’s prior written consent, which consent shall not be unreasonably withheld or delayed.  Except to the extent the Parties otherwise agree in writing, any sublicense agreement

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must be consistent in all material respects with the terms and conditions of this Agreement.  The Party granting a sublicense of the rights granted to it by the other Party under this Agreement shall use Commercially Reasonable Efforts to enforce the terms of such sublicense.  Within [***]  after execution or receipt thereof, as applicable, Takeda shall provide Amylin with a full and complete copy of each sublicense agreement with a Third Party regarding the sublicense of rights granted under Section 7.1.1 or 7.1.3 (provided that Takeda may redact any information contained therein that is not necessary to disclose to ensure compliance with this Agreement), and shall deliver copies of all reports (including reports relating to royalties and other payments) relating to Products received by Takeda from such sublicensees.

7.2.2       Subcontracting.  Except as set forth in Sections 1.78 and 5.3 regarding the use of contract sales organizations, each Party shall also have the right to contract with one or more of its Affiliates or Third Parties to perform certain of its Development obligations or Commercialization obligations; provided such Party shall remain responsible and liable for the performance and payment of such Affiliates and Third Parties.  However, each Party’s right to contract with any Affiliate or Third Party as permitted by this Section 7.2.2 is subject to the following requirements: (i) none of the other Party’s rights hereunder shall be diminished or otherwise adversely affected as a result of such contracting; and (ii) each such Affiliate and Third Party shall undertake in writing obligations of confidentiality, publication and non-use regarding Confidential Information (to the extent Confidential Information will be disclosed to such Affiliate or Third Party), and obligations regarding ownership of Inventions, which are substantially the same as those undertaken by the Parties under this Agreement.

7.3          In-License Agreements.

7.3.1       Generally.  Takeda acknowledges that the rights granted by Amylin to Takeda under this Article 7 with respect to any Amylin Technology licensed or otherwise conveyed to Amylin under an In-License Agreement are subject to the applicable terms and conditions of such In-License Agreement.  Takeda agrees to comply directly with the obligations of Amylin set forth in the In-License Agreements (including the obligations of the following agreements under which sublicenses of intellectual property rights have been granted pursuant to the In-License Agreements: (i) License Agreement between The Rockefeller University and Amgen, Inc., dated April 13, 1995, as amended; and (ii) Non-Exclusive License Agreement between The Regents of the University of California and Amgen, Inc., dated July 13, 2005) that arise as a result of the activities of Takeda and its Affiliates and sublicensees under this Agreement.  In the event that any other party to an In-License Agreement notifies Amylin of a default or breach under the applicable In-License Agreement related to any failure by Takeda or its Affiliates or sublicensees to perform any obligation or covenant under such In-License Agreement, Amylin shall have the right, but not the obligation, to take such actions as reasonably necessary or appropriate to cure such default or breach, and Takeda shall promptly reimburse Amylin for all costs and expenses actually incurred by Amylin solely as a result of such default or breach by Takeda or its Affiliates or sublicensees.  Amylin shall have no liability to Takeda for any termination or modification of any In-License Agreement arising out of or resulting from the failure of Takeda or its Affiliates or Sublicensees to abide by, comply with or perform under the terms, conditions or obligations of such In-License Agreement.

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7.3.2       Covenant Not to Sue Under Amgen Agreement.  Takeda hereby covenants that it and its Affiliates, sublicensees and assignees shall not sue Amgen or its affiliates and assignees for infringement of any Amylin Patents, which are licensed to Amylin by Amgen under the Amgen Agreement, with respect to the non-commercial activities permitted under the Amgen Agreement of Amgen, its Affiliates and its permitted assignees using Amylin Licensed Compounds and Products in the Territory for any human uses, including therapeutic, prophylactic, palliative and diagnostic uses, for impairment of cognition, including Alzheimer’s disease, Down’s syndrome and age-related cognitive decline, on and after the Effective Date.

7.3.3       Agreement Under UM Agreement.  Takeda hereby agrees to enter into an agreement in the form of Exhibit C to the UM Agreement.

7.4          Other Agreements.

7.4.1       Reservation of Rights by Amylin.  Subject to the limitations contained in Section 7.4.3, Amylin hereby expressly reserves the right to practice, and to grant licenses under, the Amylin Technology except to the extent Takeda has been granted an exclusive license (except as to Amylin) under Section 7.1.1.  Without limiting the foregoing, Amylin retains: (i) the exclusive right to research, develop, make, have made, distribute, use, sell, offer for sale, import or export the Excluded Products (and the Amylin Licensed Compounds contained therein, solely as they relate to the Excluded Products); and (ii) [***].

7.4.2       Reservation of Rights by Takeda.  Except with respect to the exclusive license (except as to Takeda) granted to Amylin pursuant to Section 7.1.2, Takeda hereby expressly reserves the right to practice, and to grant licenses under, the Takeda Technology for any and all purposes including use of such rights outside the Field.

7.4.3       Other Amylin Agreements.

(a)           Amylin agrees not to practice any Takeda Technology except pursuant to the exclusive license (except as to Takeda) granted to Amylin pursuant to Section 7.1.2.

(b)           Amylin will not, itself or through its Affiliates, or through the grant of any license under the Amylin Technology to Third Parties by Amylin or its Affiliates: (i) develop, make, have made, distribute, use, sell, offer for sale, import or export any of the Amylin Licensed Compounds or Products in any indication outside the Field (except with respect to central nervous system indications, for which Amylin has no right to license or sublicense the Amylin Licensed Compounds or Products to Takeda as of the Effective Date [***], or as otherwise expressly permitted in this Agreement); (ii) research, develop, make, have made, distribute, use, sell, offer for sale, import or export any Analogs of Licensed Compounds that are not already Licensed Compounds set forth in Exhibit E (except with respect to central nervous system indications, for which Amylin has no right to license or sublicense the Amylin Licensed Compounds, Analogs of Amylin Licensed Compounds, or Products to Takeda as of the Effective Date [***], or except as otherwise permitted under this Section 7.4.3(c) and Sections 3.3

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and Section 3.5.2); or (iii) research, develop, make, have made, distribute, use, sell, offer for sale, import or export any Takeda Y-family Agonist unless and until any of the following have occurred, (A) such Takeda Y-family Agonist has been added as a Takeda Licensed Compound pursuant to Section 3.4, (B) such Takeda Y-family Agonist has become part of the Development Plan pursuant to 3.5.2, or (C) Amylin is free to develop or commercialize the Takeda Y-family Agonist pursuant to the last sentence of Section 3.5.2(d).

(c)           Subject to Amylin’s obligations under Section 3.3 and 3.5.2, Amylin and its Affiliates and sublicensees may research, develop, make, have made, distribute, use, sell, offer for sale, import or export any analogs of Amylin Licensed Compounds and any Analogs of Amylin Licensed Compounds; provided that, for the avoidance of doubt, Amylin has the sole discretion to determine all research and development regarding analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds unless and until any of the following have occurred, (i) such analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds have been added as Amylin Licensed Compounds pursuant to Section 3.3, or (ii) such analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds have become part of the Development Plan pursuant to Section 3.5.2(d).

7.4.4       Other Takeda Agreement.

(a)           Takeda agrees not to practice any Amylin Technology except pursuant to the license expressly granted to Takeda pursuant to Section 7.1.1.

(b)           Takeda will not, itself or through its Affiliates, or through the grant of any license to Third Parties by Takeda or its Affiliates research, develop, make, have made, distribute, use, sell, offer for sale, import or export any analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds: (i) unless and until any of the following have occurred, (A) such analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds have been added as Amylin Licensed Compounds pursuant to Section 3.3, (B) such analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds have become part of the Development Plan pursuant to 3.5.2, or (C) Takeda is free to develop or commercialize the analogs of Amylin Licensed Compounds or Analogs of Amylin Licensed Compounds pursuant to the last sentence of Section 3.5.2(d); or (ii) unless such Analogs of Amylin Licensed Compounds are Takeda Y-family Agonists set forth in Exhibit E.

(c)           Subject to Takeda’s obligations under Section 3.4 and 3.5.2, Takeda, its Affiliates or sublicensees may research, develop, make, have made, distribute, use, sell, offer for sale, import and export Takeda Y-family Agonists; provided that, for the avoidance of doubt, Takeda has sole discretion to determine all research and development regarding Takeda Y-family Agonists, including whether to research and develop Takeda Y-family Agonists in obesity or other therapeutic areas, unless and until such Takeda Y-family Agonists have been added as Takeda Licensed Compounds pursuant to Section 3.4 or have become part of the Development Plan pursuant to Section 3.5.2.

7.5          No Implied Licenses.  No right or license under any Patents or Information of either Party is granted or shall be granted by implication.  All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement.

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8.             PAYMENTS

8.1          Upfront Fee.  Takeda shall make a one-time, non-refundable, non-creditable payment to Amylin of Seventy-Five Million Dollars (US$75,000,000) within [***], not including bank holidays in Japan or the United States, after the later of: (i) the Effective Date; or (ii) the date of Takeda’s receipt of Amylin’s invoice and completed tax related documents (Japanese Form 3 (Application Form for Income Tax Convention), Japanese Form 17 (Attachment Form for Limitation on Benefits (US)), and U.S. IRS Form 6166).

8.2          Milestone Payments.

8.2.1       Except as provided in Section 8.2.2 below, within [***] following the first occurrence of each of the events set forth below for each Product (except as expressly noted in the chart below), Takeda shall pay to Amylin each of the non-refundable, non-creditable milestone payments set forth below (whether such milestone is achieved by Takeda, its Affiliate or a sublicensee):

Milestone Event	Milestone Payment
Development Milestones
[***]	US$[***]*
[***]	US$[***]*
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

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[***]	US$[***]

[***] .Commercial Milestones for BID Products and QD Products:  These milestones are payable only one time for each Product containing identical Licensed Compound(s).

[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

Commercial Milestones for QW Products: These milestones are payable only one time for each Product containing identical Licensed Compound(s).

[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

Sales-Based Milestones

[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]
[***]	US$[***]

Except as otherwise provided in the chart set forth above, each of the milestone payments described in this Section 8.2.1 shall be payable one time for each separate Product, regardless of the number of indications for which such Product is Developed or Commercialized; provided, however, if: (i) a Product is abandoned during Development after one (1) or more of the milestone payments under this Section 8.2.1 has been made for such Product (a “Dropped Product”); and (ii) another Product containing a different Licensed Compound, or combination of different Licensed Compounds, with or without another active ingredient, is Developed for substantially the same indications as a replacement for such Dropped Product, then only those

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milestone payments under this Section 8.2.1 that were not previously made with respect to such Dropped Product shall be payable with respect to the replacement Product.  In the event: (a) a Product is Developed in an Alternative Delivery System; or (b) a BID Product, QD Product or a QW Product is Developed that does not utilize a single-injection delivery system or an Alternative Delivery System, then the Parties shall negotiate in good faith any development, commercial, and sales-based milestone payments and royalty rates for such Product taking into consideration, among other things, the commercial valuation and product profile of the Product; provided, however, if such Product has a similar product profile and commercial valuation as a BID Product, QD Product or QW Product, then the development, commercial, and sales-based milestone payments and royalty rates for such Product shall be similar to those for either a BID Product, QD Product or QW Product. For purposes of clarification, subsection (b) of the preceding sentence is intended to apply to Products with a presentation that requires multiple injections for each dose administration.

8.2.2.      Notwithstanding anything to the contrary contained in Section 8.2.1, the following milestone payments shall apply to Products that contain a Takeda Y-family Agonist, which milestone payments shall be paid by Takeda in accordance with Section 8.2.1:

(a)               With respect to a Product that is a Takeda Y-family Agonist Developed or Commercialized as a single agent, Takeda shall not be obligated to make Development, Commercial or sales-based milestone payments to Amylin.

(b)               With respect to a Product that contains a Takeda Y-family Agonist, and a Licensed Compound for which Development and/or Commercial milestone payments have been made to Amylin pursuant to Section 8.2.1 (with respect to such Licensed Compound only), Takeda shall pay in accordance with Section 8.2.1: (i) [***] ([***] %) of new indication milestones not already paid for by Takeda in connection with such Licensed Compound; and (ii) [***] percent ([***] %) of Commercial and sales-based milestones.

(c)               With respect to a Product that contains a Takeda Y-family Agonist, in combination with OPT or an Analog of another Licensed Compound for which Development and/or Commercial milestone payments have not been made to Amylin pursuant to Section 8.2.1, Takeda shall pay in accordance with Section 8.2.1: (i) [***] percent ([***] %) of all Development, Commercial and sales-based milestones.

(d)               With respect to a Product that contains a Takeda Y-family Agonist, and a Licensed Compound for which Development and/or Commercial milestone payments have not been made to Amylin pursuant to Section 8.2.1, Takeda shall pay in accordance with Section 8.2.1: (i) [***] percent ([***] %) of Development, Commercial and sales-based milestones.

8.2.3.      Each Party agrees that it will not consider the milestone payment obligations set forth in Section 8.2.2 for purposes of making Development decisions when considering and comparing both: (i) a Product referenced in Section 8.2.2 (containing a Takeda Y-family Agonist); and (ii) any other Product that does not contain a Takeda Y-family Agonist.

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8.3                               Royalties.

8.3.1                     Royalty on Tier 1 Products.  Takeda shall pay to Amylin royalties based on total annual Net Sales of each Product in the Territory that contains only one or more Amylin Licensed Compounds (other than OPT) as clinically active ingredients (each, a “Tier 1 Product”), at the following rates:

Total Annual Net Sales	Royalty Rate

For that portion of total annual Net Sales that is less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For the portion of aggregate annual Net Sales greater than US$[***]	[***]	%

8.3.2                     Royalty on Tier 2 Products.  Takeda shall pay to Amylin royalties based on total annual Net Sales of each Product in the Territory that contains: (i) both an Amylin Licensed Compound and either OPT or a Takeda Licensed Compound that is a Takeda Y-family Agonist as clinically active ingredients; provided that, for clarification, in no event shall the calculation with respect to Combination Products set forth in the definition of Net Sales apply to any Product under this Section 8.3.2(i); or (ii) both an Amylin Licensed Compound that is not an Option Compound and an Amylin Licensed Compound that is an Option Compound as clinically active ingredients, provided the Option Compound was nominated by Amylin prior to the completion of a Phase 1 Clinical Trial (each, a “Tier 2 Product”), at the following rates:

Total Annual Net Sales	Royalty Rate

For that portion of total annual Net Sales that is less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For the portion of aggregate annual Net Sales greater than US$[***]	[***]	%

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8.3.3                     Royalty on Tier 3 Products.  Takeda shall pay to Amylin royalties based on total annual Net Sales of each Product in the Territory that is not a Tier 1 Product or a Tier 2 Product (each, a “Tier 3 Product”) (which Products may include OPT or a Takeda Y-family Agonist as the sole active ingredient) at the following rates:

Total Annual Net Sales	Royalty Rate

For that portion of total annual Net Sales that is less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For that portion of aggregate annual Net Sales that is greater than US$[***] and less than or equal to US$[***]	[***]	%

For the portion of aggregate annual Net Sales greater than US$[***]	[***]	%

8.3.4                     Royalty Term.  Royalties under this Section 8.3 shall be payable based on total annual Net Sales of each Product on a Product-by-Product and country-by-country basis: (i) at [***] percent ([***] %) of the rates set forth above for a period equal to the Initial Royalty Term for such Product in such country; and (ii) upon expiration of the Initial Royalty Term for such Product in such country, at [***] percent ([***] %) of the royalty rates set forth above until expiration of the Secondary Royalty Term for such Product in such country.  Upon expiration of the Secondary Royalty Term with respect to a Product in any country and payment in full of all amounts owed to Amylin under this Agreement with respect to such Product in such country, the licenses granted in Sections 7.1.1 and 7.1.3 for such Product in such country shall become exclusive (even as to Amylin), perpetual, royalty-free, fully-paid up and irrevocable and shall survive any expiration of this Agreement.  Set forth on Exhibit G is an example of the royalty calculation.

8.4                               Payments Under In-License Agreements.  Except as set forth in this Section 8.4, Amylin shall be responsible for making all payments due under the In-License Agreements before and after the Effective Date as a result of the Parties’ performance of obligations and exercise of rights under this Agreement; provided, however, with respect to the Pacira Agreement: (i) Amylin shall only be responsible for making payments that relate to Davalintide; and (ii) any additional payments to be made under the Pacira Agreement shall be paid in accordance with Section 8.5.

8.5                               Payments under Other Third Party License Agreements.  In the event that the Parties elect to take a license, or otherwise acquire rights, to Third Party intellectual property rights for Development and/or Commercialization of Product(s) in the Field in the Territory, other than a license or acquisition of such Third Party intellectual property rights necessary to

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exercise the rights to the Amylin Technology licensed to Takeda hereunder, or exercise the rights to the Takeda Technology licensed to Amylin hereunder, the following shall apply: (i) each Party will pay [***] percent ([***] %) of any up-front license fees and development milestone payments;  (ii) Takeda will pay [***] percent ([***] %) and Amylin will pay [***] percent ([***] %) of any (a) commercial and sales-based milestone payments, (b) royalties on Net Sales of Products, up to a [***] percent ([***] %) royalty rate, and (c) any other costs associated with acquiring such Third Party intellectual property rights; and (iii) the Parties will negotiate in good faith how to share the costs of any royalties on Net Sales of Products that exceed [***] percent ([***] %); provided, further, for the avoidance of doubt, nothing contained in subsections (i), (ii) or (iii) above is intended to apply to Development Costs, including U.S. Development Costs, which shall be allocated in accordance with Section 3.11. If a license or acquisition of rights to Third Party intellectual property is necessary to exercise the rights to the Amylin Technology licensed to Takeda hereunder, each Party shall be responsible for paying [***] percent ([***] %) of the up-front payments, development, commercial and sales-based milestone payments, royalties and any other costs associated with acquiring such Third Party intellectual property rights. If a license or acquisition of rights to Third Party intellectual property is necessary to exercise the rights to the Takeda Technology licensed to Amylin hereunder, Takeda shall be responsible for paying [***] percent ([***] %) of the up-front payments, development, commercial and sales-based milestone payments, royalties and any other costs associated with acquiring such Third Party intellectual property rights.

8.6                               Bundling. Takeda hereby agrees that it will not, nor, to the extent permitted under Applicable Law, shall it allow its Affiliates or sublicensees to, provide a discount on Products as part of a multiple product offering with any other products or services that: (i) are not a normal and customary discount that Takeda would provide on other products in its portfolio; or (ii) are unreasonably disproportionate to discounts Takeda has provided on other products in its portfolio.  In addition, Takeda will not, nor, to the extent permitted under Applicable Law, shall it allow its Affiliates or sublicencees to, take into consideration any royalty payments it is obligated to pay Amylin when determining the amount of any discounts to be provided on Products.

9.                                      PAYMENT; RECORDS; AUDITS

9.1                               Payment; Reports.  Royalties shall be calculated and reported for each calendar quarter.  All payments due to Amylin under this Agreement shall be paid within [***]  after the end of each calendar quarter, unless otherwise specifically provided herein.  Each payment shall be accompanied by a report of Net Sales of Products by Takeda and its Affiliates and sublicensees in sufficient detail to permit confirmation of the accuracy of the payment made, including, on a country-by-country basis, the number of Products sold, the gross sales and Net Sales of such Products, the royalties payable, the method used to calculate the royalties, and the exchange rates used.

9.2                               Manner and Place of Payment; Exchange Rate.  All payments hereunder shall be payable in U.S. dollars.  All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by the Party receiving the payment, unless otherwise specified in writing by such Party.  If any currency conversion shall be required in connection with calculating any payments hereunder, such

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conversion shall be made by using the exchange rates used by the paying Party in calculating its own revenues for financial reporting purposes, unless otherwise agreed in writing by the Parties.

9.3                               Income Tax Withholding.

9.3.1                     Cooperation and Coordination.  The Parties acknowledge and agree that it is their mutual objective and intent that taxes payable with respect to their collaborative efforts under this Agreement are paid or omitted, as appropriate, at the most favorable rate(s) proposed by the Party that would be subject to payment of such taxes, and that they shall use their reasonable efforts to cooperate and coordinate with each other in completing and filing documents required under the provisions of any Applicable Laws in connection with the making of any required tax payment or withholding payment, in connection with a claim of exemption from, or entitlement to, a reduced rate of withholding or in connection with any claim to a refund of or credit for any such payment.

9.3.2                     Payment of Tax.  All payments made by Takeda to Amylin pursuant to this Agreement shall be made without reduction for any taxes, charges or remittance fees, provided that Amylin shall be responsible for any income taxes payable by Amylin on payments made to it under this Agreement.  If Applicable Laws require that taxes be deducted and withheld from a payment due from Takeda to Amylin under this Agreement, Takeda shall (a) deduct those taxes from the payment; (b) pay the taxes to the proper taxing authority; and (c) send evidence of the obligation together with proof of payment to Amylin promptly following that payment.  Amylin shall provide Takeda with documentation necessary for Takeda to file an application with the applicable tax authorities to avoid or reduce withholding or other applicable taxes under any applicable tax treaty.

9.4                               Audits.  During the Term and for a period of [***] thereafter, Takeda shall keep (and shall cause its Affiliates and sublicensees to keep) complete and accurate records pertaining to the sale or other disposition of Products and calculations of Net Sales and payments required under this Agreement in sufficient detail to permit Amylin to confirm the accuracy of all payments due to it hereunder.  Amylin shall have the right to cause an independent, certified public accountant reasonably acceptable to Takeda to audit such records to confirm Net Sales, royalty, milestone and other payments for a period covering not more than the preceding [***]; provided that any such accountant shall have previously entered into a confidentiality agreement in terms reasonably satisfactory to Takeda limiting its disclosure of such information to authorized representatives of the Parties or as required under Applicable Laws. Any such inspection shall be for the sole purpose of verifying the calculation of payments on Net Sales of the Products by Takeda, its Affiliates or sublicensees and milestone and other payments to Amylin under this Agreement, and to determine the reasonableness of any discounts applied to Products.  The accountant shall disclose to Amylin the findings of the audit and the specific details concerning any discrepancies.  No other information shall be provided to Amylin.  Such audit rights may be exercised during normal business hours upon reasonable prior written notice to Takeda; provided that such audit right may be exercised no more than once in any [***] period and no more than once with regard to any given [***].  Prompt adjustments shall be made by the Parties to reflect the results of such audit.  Amylin shall bear the full cost of such audit unless such audit discloses an underpayment by Takeda of more than [***] percent ([***] %) of the amount of royalties or other payments due under this Agreement, in which case,

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Takeda shall bear the full cost of such audit and shall promptly remit to Amylin the amount of any underpayment.

9.5                               Late Payments.  In the event that any payment due under this Agreement is not made when due, the payment shall accrue interest from the date due until such payment is made in full at an interest rate equal to the [***]; provided, however, that in no event shall such rate exceed the maximum interest rate permitted under Applicable Laws.  The payment of such interest shall not limit a Party from exercising any other rights it may have as a consequence of the lateness of any payment.

10.                               CONFIDENTIALITY AND PUBLICATION

10.1                        Confidential Information.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, the Parties agree that, during the Term and for [***] ([***]) years thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any Information furnished to it by the other Party or any of its Affiliates pursuant to this Agreement or owned by such other Party or any of its Affiliates as provided herein (collectively, “Confidential Information”).  For clarification, Amylin Technology is Confidential Information of Amylin, Takeda Technology is Confidential Information of Takeda and Joint Inventions and Joint Patents shall be deemed Confidential Information of both Parties.  Each Party may use such Confidential Information only as permitted by this Agreement.  Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own (but no less than reasonable care) to ensure that its employees, agents, consultants and other representatives do not disclose or make any unauthorized use of the Confidential Information.  Each Party will promptly notify the other upon discovery of any unauthorized use or disclosure of the Confidential Information.

10.2                        Treatment of Manufacturing Information.  In addition to the other provisions herein, Takeda recognizes that maintaining the confidentiality and trade secret nature of the Manufacturing Information requires a higher level of vigilance than other Confidential Information, and agrees to: (i) maintain in confidence Manufacturing Information with the same degree of care that Takeda uses to protect its own like information (but no less than reasonable care); (ii) strictly limit access to and use of Manufacturing Information to employees, representatives, consultants and contractors of Takeda and its Affiliates with a need to know such information; and (iii) use Manufacturing Information only for producing Products in the Field.  Takeda shall ensure that any Person having access to the Manufacturing Information will be made aware of its highly confidential nature and will agree to be bound by confidentiality terms no less stringent than those in this Agreement.  The obligations under this Section 10.2 shall survive and continue in effect for a period of [***] following any expiration or termination of this Agreement, except any obligations under this Section 10.2 that relate to Manufacturing Information received by Amylin or Takeda under the [***] shall survive and continue in effect for a period of [***] after expiration or termination of this Agreement.   Each of Amylin and Takeda acknowledge and agree that Sections 10.3 and 10.4 shall apply to each Party’s Manufacturing Information, and that: (a) Confidential Information disclosed to any contract manufacturer used by either Party pursuant to this

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Agreement; and (b) any Confidential Information of the other Party received from such contract manufacturer, shall not cause such Confidential Information to fall within any exceptions to the definition of Confidential Information set forth in Section 10.3 or otherwise cease to be Confidential Information of the applicable Party for any reason.

10.3                        Exceptions.  Confidential Information shall not include any information which the receiving Party can prove by written evidence: (i) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, or any of its Affiliates, generally known or available; (ii) is known by the receiving Party or any of its Affiliates at the time of receiving such information, as evidenced by records of the receiving Party or any of its Affiliates; (ii) is hereafter furnished to the receiving Party or any of its Affiliates by a Third Party, as a matter of right and without restriction on disclosure; (iv) is independently discovered or developed by or on behalf of the receiving Party or any of its Affiliates without the use of Confidential Information belonging to the disclosing Party; or (v) is the subject of a written permission to disclose provided by the disclosing Party.

10.4                        Authorized Disclosure.  Each Party may disclose Confidential Information belonging to the other Party as expressly permitted by this Agreement or if and to the extent such disclosure is reasonably necessary in the following instances:

10.4.1              filing or prosecuting Patents as permitted by this Agreement with the written permission of such other Party;

10.4.2              regulatory filings for Products such Party has a license or right to develop hereunder;

10.4.3              prosecuting or defending litigation as permitted by this Agreement;

10.4.4              complying with applicable court orders or governmental regulations;

10.4.5              disclosure to Affiliates, licensees, sublicensees or potential sublicensees, employees, consultants, subcontractors or potential subcontractors or agents of the receiving Party who have a need to know such information in order for the receiving Party to exercise its rights or fulfill its obligations under this Agreement; provided, however, in each case, any such Affiliate, licensee, sublicensee or potential sublicensee, employee, consultant, subcontractor or potential subcontractor or agent agrees to be bound by terms of confidentiality and non-use no less restrictive than those set forth in this Article 10;

10.4.6              disclosure by Amylin to the other Parties to the In-License Agreements (and any licensor of intellectual property rights thereunder) in order for Amylin to exercise its rights or fulfill its obligations under the In-License Agreements, provided, in each case, that any such other Parties (and their licensors) are bound by terms of confidentiality and non-use comparable in scope to those set forth in this Article 10; and

10.4.7              disclosure to Third Parties in connection with due diligence or similar investigations by such Third Parties, and disclosure to potential Third Party investors in confidential financing documents, provided, in each case, that any such Third Party agrees to be

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bound by similar terms of confidentiality and non-use comparable in scope to those set forth in this Article 10.

Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 10.4.3 and 10.4.4, it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use efforts to secure confidential treatment of such information at least as diligent as such Party would use to protect its own confidential information, but in no event less than reasonable efforts.  In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information hereunder.

10.5                        Publication.  Each Party to this Agreement recognizes that the publication of papers regarding results of and other information regarding the activities under this Agreement, including oral presentations and abstracts, may be beneficial to both Parties provided such publications are subject to reasonable controls to protect Confidential Information.  Accordingly, the ODC shall develop procedures for review and approval of publications with respect to data generated from the Development of Products in the Field and/or including Confidential Information, and neither Party shall permit any publication in violation of such procedures.

10.6                        Publicity.  Amylin and/or Takeda may, by mutual written agreement, issue a press release announcing the execution of this Agreement, which shall be substantially in a form approved by the Parties prior to execution of this Agreement.  Except with respect to such initial release or as otherwise required by Applicable Laws (including disclosure requirements of the U.S. Securities and Exchange Commission, the NASDAQ stock exchange or any other stock exchange on which securities issued by a Party are traded), neither Party shall issue an additional press release or public announcement relating to this Agreement without the prior written approval of the other Party, which shall not be unreasonably withheld or delayed.  In the event that a Party wishes to refer to the other Party or the transactions under this Agreement in promotional or other communications with prospective customers and investors, such Party shall first provide the other Party with advance notice of such proposed disclosure and the form, substance and intended use of such proposed disclosure and obtain the prior written approval of the other Party to the form, substance and intended use of such proposed disclosure.  For purposes of clarification, after a Party has obtained the other Party’s written approval of the form, substance and intended use of a particular reference, no further approval of the other Party will be required for inclusion of the same reference in future communications that are intended for the same use.  The Parties will consult with each other on the provisions of this Agreement to be redacted in any filings made by the Parties with the Securities and Exchange Commission or as otherwise required by Applicable Laws.

10.7                        Equitable Relief.  Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages would not be a sufficient remedy for any breach of this Article 10.  In addition to all other remedies, a Party shall be entitled to specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 10.

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11.                               REPRESENTATIONS, WARRANTIES AND COVENANTS; DISCLAIMER

11.1                        Mutual Representations and Warranties.  Each Party represents and warrants to the other as of the Effective Date that:

11.1.1              It is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation;

11.1.2              It has full corporate or other power and is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person(s) executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action;

11.1.3              This Agreement is legally binding upon it and enforceable in accordance with its terms;

11.1.4              Neither this Agreement nor such Party’s performance of its obligations hereunder conflicts with any material agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, or violates any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

11.1.5              All of such Party’s employees or contractors acting on its behalf pursuant to this Agreement are obligated under a binding written agreement to assign to such Party or its designee all Inventions; and

11.1.6              Neither Party nor their respective Affiliates have been debarred by the FDA under the Generic Drug Enforcement Act of 1992 (or by any analogous agency or under any analogous law or regulation), and neither Party, or to its Knowledge, any of its current officers or directors, have ever been convicted of a felony under the laws of the United States for conduct relating to the development or approval of a drug product or relating to the marketing or sale of a drug product; provided, further, to each Party’s Knowledge, no individual, company, partnership or other legal entity debarred by FDA or any other governmental authority will participate in the Development or Commercialization activities under this Agreement.

11.2                        Amylin Representations and Warranties.  Amylin represents and warrants to Takeda as of the Effective Date that:

11.2.1              There are no pending legal actions, nor has Amylin received any written notice regarding any pending legal actions, with respect to the Amylin Technology;

11.2.2              Amylin has not received written notice of any pending or threatened claims or litigation seeking to invalidate any Amylin Patents or claiming that the practice of the Amylin Technology infringes the intellectual property rights of any Third Party;

11.2.3              Except as set forth in the Psylin Agreement, the Shionogi Agreement, or the In-License Agreements, Amylin has not assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Amylin Patents or Amylin Know-How in the Territory;

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11.2.4              Amylin has the full right, power, and authority to grant the license rights granted under Article 7 hereof;

11.2.5              Amylin has provided to Takeda true and complete copies of the In-License Agreements, the Psylin Agreement and the Shionogi Agreement, and the In-License Agreements are in full force and effect and represent: (i) all Patent in-license agreements between Amylin and Third Parties relating to the Amylin Licensed Compounds in existence as of the Effective Date; and (ii) all the rights and obligations of Amylin contained in or in any way relating to the In-License Agreements;

11.2.6              Amylin has maintained, and has not breached in any material respect, any currently existing agreements with Third Parties relating to any Amylin Licensed Compounds or Products, including the In-License Agreements and any currently existing agreements relating to the manufacture of any Amylin Licensed Compounds to which Amylin is a Party;

11.2.7              (i) Amylin is the sole and exclusive owner (or, unless otherwise set forth in an In-License Agreement, Amylin is the exclusive licensee, with right to sublicense) of the Amylin Technology all of which are free and clear of any liens, charges and encumbrances (other than any terms of any In-License Agreement), and to Amylin’s Knowledge, no other Person or governmental entity or subdivision thereof has any claim of ownership whatsoever with respect to Amylin Technology (other than Third Parties who have ownership rights to the Amylin Technology licensed to Amylin under the In-License Agreements);

(ii) as the licensee or sublicensee of certain Amylin Technology under the In-License Agreements, Amylin has the right, with respect to such licenses or sublicenses, to enter into the covenants and agreements provided in this Agreement to enable Takeda to exercise the rights granted under Article 7 in accordance with the terms and conditions of this Agreement;

11.2.8              To Amylin’s Knowledge, it has made available to Takeda the Amylin Patents and all written information in Amylin’s possession or Control, which is reasonably necessary to Develop or Commercialize the Amylin Licensed Compounds or Products in the Field in the Territory as contemplated by this Agreement.

11.2.9              Amylin has not withheld any information in Amylin’s possession or Control, which failure to disclose to Takeda would have a material adverse effect on Takeda’s ability to Develop, Commercialize, or manufacture the Amylin Licensed Compounds or Products in the Field in the Territory as contemplated by this Agreement;

11.2.10       Amylin has specifically provided Takeda with the opportunity to review the following:

(a)                                  all non-clinical safety data regarding the Amylin Licensed Compounds that is in Amylin’s possession or Control;

(b)                                 any and all human subject safety data (Life-threatening adverse drug experience, Serious adverse drug experience, Unexpected adverse drug experience, Adverse Event, Serious Adverse Event, Adverse Drug Reaction, Serious Adverse Drug Reaction,

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Unexpected Adverse Drug Reaction, as defined in 21 CFR 312 and/or ICH Guidance (ICH-E6)) that is in Amylin’s possession or Control regarding the Amylin Licensed Compounds set forth in Section 1.8(iii) and (iv);

(c)                                  with respect to the Amylin Licensed Compound set forth in Section 1.8(i), any and all human subject safety data (Life-threatening adverse drug experience, Serious adverse drug experience, Unexpected adverse drug experience, Adverse Event, Serious Adverse Event, Adverse Drug Reaction, Serious Adverse Drug Reaction, Unexpected Adverse Drug Reaction, as defined in 21 CFR 312 and/or ICH Guidance (ICH-E6)) that is in Amylin’s possession or Control and: (i) was submitted to the FDA in connection with the regulatory approval, and maintenance of the regulatory approval, of Symlin (pramlintide acetate) injection (including periodic safety update reports); or (ii) derived from clinical trials studying pramlintide in obese human subjects; and

(d)                                 with respect to the Amylin Licensed Compound set forth in Section 1.8(ii), any and all human subject safety data (Life-threatening adverse drug experience, Serious adverse drug experience, Unexpected adverse drug experience, Adverse Event, Serious Adverse Event, Adverse Drug Reaction, Serious Adverse Drug Reaction, Unexpected Adverse Drug Reaction, as defined in 21 CFR 312 and/or ICH Guidance (ICH-E6)) that is in Amylin’s possession or Control and: (i) was derived pursuant to clinical trials conducted by Amgen or Amylin in obese and/or diabetic human subjects; and (ii) was provided to the FDA pursuant to an IND;

11.2.11       Neither Amylin nor its Affiliates are aware of any safety, efficacy, or regulatory issues, other than the information that has previously been made available to Takeda in writing (including through electronic access), that would preclude Takeda or Amylin from researching, Developing, manufacturing, marketing, using, selling, offering for sale, importing, exporting or otherwise Commercializing the Amylin Licensed Compounds or Products in the Field in the Territory in compliance with Applicable Laws;

11.2.12       Amylin, its contractors and its consultants have conducted all research and development, including non-clinical studies and Clinical Trials of Amylin Licensed Compounds and/or Products and all manufacturing of Amylin Licensed Compounds and/or Products in accordance with: (i) all material provisions of Applicable Laws; (ii) the known or published standards of the FDA or other applicable regulatory agencies in the Territory; (iii) the prevailing scientific standards applicable to the conduct of such studies and activities in Territory; and (iv) applicable Regulatory Materials, except in each of subsections (i), (ii), (iii) and (iv) where the failure to do so would not have a material adverse effect on the Development, manufacturing and/or Commercialization of the Amylin Licensed Compounds or Products in the Field in the Territory as contemplated by this Agreement;

11.2.13       Amylin has conducted audits and/or assessments of its contract manufacturer organizations and contract research organizations , which organizations are or have been involved in activities with respect to Amylin Licensed Compounds or Products in accordance with the prevailing pharmaceutical industry standards, and, to Amylin’s Knowledge there are no circumstances that would have a material adverse effect on the Development, manufacturing and/or Commercialization of the Amylin Licensed Compounds or Products in the Field in the Territory as contemplated by this Agreement;

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11.2.14       Neither Amylin nor any officer, employee or agent of Amylin has knowingly made an untrue statement of a material fact to any Regulatory Authority in the Territory with respect to the Amylin Licensed Compounds and/or Products or knowingly failed to disclose a material fact required to be disclosed to any Regulatory Authority in the Territory with respect to the Amylin Licensed Compounds and/or Products; and

11.2.15       None of the United States Government, any agency of the United States Government, any foreign government, or any agency of a foreign government has provided funding or support for any work performed in the conception or reduction to practice of any Amylin Licensed Compound listed in Sections 1.8(i), (iii) and (iv), or since February 7, 2006 with respect to the Amylin Licensed Compound listed in Section 1.8(ii).  Other than possible funding provided to Rockefeller by the United States government or an agency of the United States government, to Amylin’s Knowledge, there has been no funding or support provided by any other agency of the United States Government, any foreign government, or any agency of a foreign government for any work performed in the conception or reduction to practice of any Amylin Licensed Compound listed in Section 1.8(ii).

11.3                        Amylin Covenants.  Amylin covenants that throughout the Term of the Agreement:

11.3.1              Amylin shall maintain in good standing in all material respects the In-License Agreements, and it shall use Commercially Reasonable Efforts to maintain in good standing in all material respects its other agreements with Third Parties referenced in Section 11.2.6 that are necessary for either Party to exercise its rights or perform its obligations under this Agreement (provided that Amylin shall have no responsibility with respect to any action or omission by Takeda or its Affiliates or sublicensees that may cause any In-License Agreement or other agreement referenced in Section 11.2.6 not to be maintained in good standing in any material respect);

11.3.2              Except as provided in Section 11.3.3, Amylin shall not amend any term or condition of any In-License Agreement without the prior written consent of Takeda, such consent not to be unreasonably withheld, delayed or conditioned;

11.3.3              Amylin shall not amend any term or condition of the Psylin Agreement or the Pacira Agreement in any manner that would adversely affect the rights granted to Takeda under this Agreement without the prior written consent of Takeda, such consent not to be unreasonably withheld or delayed; provided, further, in the event that an analog of an Amylin Licensed Compound or an Analog of an Amylin Licensed Compound is added as an Amylin Licensed Compound pursuant to Section 3.3 or has become part of the Development Plan pursuant to Section 3.5.2, and to the extent that such Amylin Licensed Compound has not previously been [***], Amylin agrees to promptly designate such analog of an Amylin Licensed Compound or Analog of an Amylin Licensed Compound as [***]; and

11.3.4              Amylin shall assist Takeda in obtaining waiver letters from the National Institute of Health, and any other Person, as necessary to manufacture Licensed Compounds or Products outside the United States.

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11.3.5              As will be provided in the pharmacovigilence agreement to be entered into between the Parties pursuant to Section 4.4, upon Takeda’s request, Amylin shall provide Takeda with access to any human subject safety data (Life-threatening adverse drug experience, Serious adverse drug experience, Unexpected adverse drug experience, Adverse Event, Serious Adverse Event, Adverse Drug Reaction, Serious Adverse Drug Reaction, Unexpected Adverse Drug Reaction, as defined in 21 CFR 312 and/or ICH Guidance (ICH-E6)) that is in Amylin’s possession or Control as of the Effective Date, or that comes into Amylin’s possession or Control during the Term of the Agreement, regarding the Amylin Licensed Compounds set forth in Section 1.8(i), (ii), (iii) and (iv).

11.3.6              Upon Takeda’s request, Amylin shall make available to Takeda Amylin Patents and any written information in Amylin’s possession or Control, which is reasonably necessary to Develop or Commercialize the Amylin Licensed Compounds or Products in the Field in the Territory as contemplated by this Agreement.

11.4                        Mutual Covenants.  Each Party covenants that throughout the Term of the Agreement:

11.4.1              Each Party shall, at all times, comply in all material respects with all Applicable Laws including, but not limited to, the United States Foreign Corrupt Practices Act;

11.4.2              If during the Term, a Party: (i) becomes debarred or disqualified; or (ii) receives notice of an action or threat of an action with respect to debarment or disqualification, such Party shall immediately notify the other Party thereof in writing; and

11.4.3              All of such Party’s employees or contractors acting on its behalf pursuant to this Agreement will be obligated under a binding written agreement to assign to such Party or its designee all Inventions.

11.5        Takeda Acknowledgment. TAKEDA HEREBY ACKNOWLEDGES THAT IT HAS EXPERIENCE IN THE OPERATION OF PHARMACEUTICAL DEVELOPMENT, MANUFACTURING, DISTRIBUTION AND SALES, HAS INDEPENDENTLY EVALUATED AND CONDUCTED DUE DILIGENCE WITH RESPECT TO THE AMYLIN LICENSED COMPOUNDS, INTELLECTUAL PROPERTY RIGHTS AND THE INFORMATION PROVIDED OR MADE AVAILABLE BY AMYLIN AS DESCRIBED IN SECTIONS 11.2.8 AND 11.2.10, AND HAS BEEN REPRESENTED BY, AND HAD THE ASSISTANCE OF, COUNSEL, INCLUDING INTELLECTUAL PROPERTY COUNSEL, IN THE CONDUCT OF SUCH DUE DILIGENCE, THE PREPARATION AND NEGOTIATION OF THIS AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY.  THE FOREGOING ACKNOWLEDGEMENTS SHALL NOT AFFECT OR DIMINISH IN ANY WAY ANY OF THE REPRESENTATIONS, WARRANTIES, COVENANTS, INDEMNIFICATIONS OR AGREEMENTS OF AMYLIN CONTAINED IN THIS AGREEMENT.

11.6                        Disclaimer.  Except as expressly set forth in this Agreement, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED “AS IS” AND EACH PARTY EXPRESSLY

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DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, IN ALL CASES WITH RESPECT THERETO.  Without limiting the generality of the foregoing, each Party expressly does not warrant: (i) the success of any study, test or Clinical Trial conducted hereunder; or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

12.                               INTELLECTUAL PROPERTY

12.1                        Ownership of Inventions. Inventorship of all Inventions shall be determined in accordance with the rules of inventorship under United States patent laws.  As between the Parties, ownership of Inventions shall be as set forth in this Section 12.1.

12.1.1              Compound Related Inventions.  To the extent an Invention may be practiced on: (i) Amylin Licensed Compounds and/or Option Compounds and/or any analogs or derivatives thereof; or (ii) Excluded Products, Amylin shall own such Invention (the “Amylin Compound Related Inventions”), and all Patents to the extent such Patents claim such Amylin Compound Related Inventions.  To the extent an Invention may be practiced on Takeda Y-family Agonists or other Takeda Nominated Compounds, Takeda shall own such Invention (the “Takeda Compound Related Inventions”) and all Patents to the extents such Patents claim such Takeda Compound Related Inventions.  As an example, if Takeda invents a new pharmaceutical formulation which may contain as a clinically active ingredient Pramlintide, Compound X, Compound Y or Compound Z (and Compounds X, Y and Z are not Amylin Licensed Compounds, Option Compounds or Excluded Products) Amylin shall own the Invention of the formulation containing Pramlintide as well as any corresponding patent rights, and Takeda shall own the Invention of the formulation containing Compound X, Y or Z, as well as any corresponding patent rights.

12.1.2              Takeda Inventions.  Takeda shall solely own all Inventions other than Amylin Compound Related Inventions that are made, conceived or reduced to practice solely by one or more employees or contractors of Takeda or its Affiliate and all Patents that claim such Inventions.

12.1.3              Amylin Inventions.  Amylin shall solely own all Inventions other than Takeda Compound Related Inventions that are made, conceived or reduced to practice solely by one or more employees or contractors of Amylin or its Affiliate and all Patents that claim such Inventions.

12.1.4              Joint Inventions.  Amylin and Takeda shall jointly own all Inventions other than Amylin Compound Related Inventions and Takeda Compound Related Inventions made, conceived or reduced to practice jointly by one or more employees or contractors of Amylin or its Affiliate and one or more employees or contractors of Takeda or its Affiliate (the “Joint Inventions”) and all Patents that claim Joint Inventions (the “Joint Patents”), and each Party shall have an undivided ownership interest in such Joint Inventions and Joint Patents.

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12.2                        Joint Obesity Patent Committee.  Amylin and Takeda will establish a committee (the “JOPC”) to resolve any issues regarding Inventorship or ownership of Inventions pursuant to the provisions of Section 12.1.  The JOPC shall be composed of one patent counsel appointed by Amylin and one patent counsel appointed by Takeda.  Amylin and Takeda may each replace its JOPC representative at any time, upon written notice to the other Party.  Each member of the JOPC shall have one vote in connection with any matter to be determined by the JOPC.  All decisions of the JOPC shall be unanimous and shall be made in accordance with the provisions of this Section 12.1.  In the event that the members of the JOPC cannot reach a unanimous decision the dispute shall be resolved in accordance with Article 15.

12.3                        Patent Prosecution and Maintenance. Takeda Patents.  Takeda shall have the sole right to control and manage the preparation, filing, prosecution and maintenance of all Takeda Patents (including the right to conduct any interferences, oppositions, or reexaminations thereon and to request any reissues or patent term extensions thereof), at Takeda’s sole expense.  Takeda shall keep Amylin informed of progress with regard to the preparation, filing, prosecution and maintenance of Takeda Patents in the Territory in a timely manner through the JOPC. In the event that Takeda desires to abandon or cease prosecution or maintenance of any Takeda Patent, Takeda shall provide reasonable prior written notice to Amylin of such intention not to file or to abandon or decline responsibility (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Takeda Patent with the applicable patent office), and Takeda shall permit Amylin, at Amylin’s sole discretion, to continue prosecution and/or maintenance of such Takeda Patent on Takeda’s behalf and at Amylin’s own expense.

12.3.1              Amylin Patents.  Amylin (or its licensor with respect to Amylin Patents licensed under the In-License Agreements) shall have the sole right to control and manage the preparation, filing, prosecution and maintenance of all Amylin Patents (including the right to conduct any interferences, oppositions, or reexaminations thereon and to request any reissues or patent term extensions thereof), at Amylin’s sole expense, except as expressly provided in this Section 12.3.1 and subject to its right to do so with respect to Amylin Patents licensed under the In-License Agreements.  Amylin shall keep Takeda informed of progress with regard to the preparation, filing, prosecution and maintenance of Amylin Patents in the Territory in a timely manner through the JOPC.  Amylin will consider in good faith the requests and suggestions of Takeda with respect to strategies for filing, prosecuting and maintaining Amylin Patents in the Territory subject to its right to do so with respect to Amylin Patents licensed under the In-License Agreements.  In the event that Amylin desires to abandon or cease prosecution or maintenance of any Amylin Patent, Amylin shall provide reasonable prior written notice to Takeda of such intention not to file or to abandon or decline responsibility (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Amylin Patent with the applicable patent office), and Amylin shall permit Takeda, at Takeda’s sole discretion, to continue prosecution and/or maintenance of such Amylin Patent on Amylin’s behalf and at Takeda’s own expense, subject to Amylin’s right to do so with respect to Amylin Patents licensed under the In-License Agreements.

12.3.2              Joint Patents.  Takeda and Amylin shall discuss and evaluate Joint Inventions and confer with each other regarding the advisability of filing patent applications covering Joint Inventions and, if either Party requests that a patent application be filed covering a

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Joint Invention, the other Party shall not unreasonably withhold its consent to such filing.  The JOPC shall determine whether Amylin or Takeda shall have the first right to control and manage (the “Filing Party”) the preparation, filing, prosecution and maintenance of all Joint Patents (including the right to conduct any interferences, oppositions, or reexaminations thereon and to request any reissues or patent term extensions thereof), and an appropriate allocation of expenses related thereto, using a mutually acceptable and independent patent counsel.  The Filing Party shall keep the other Party informed of progress with regard to the preparation, filing, prosecution and maintenance of Joint Patents in the Territory in a timely manner through the JOPC, shall give the other Party an opportunity to review the text of any patent application within the Joint Patents before filing, and shall consider in good faith the requests and suggestions of the other Party with respect to strategies for filing, prosecuting and maintaining Joint Patents in the Territory.  In the event that the Filing Party desires not to file or to abandon or cease prosecution or maintenance of any Joint Patent, the Filing Party shall provide reasonable prior written notice to the other Party of such intention not to file or to abandon or decline responsibility (which notice shall, in any event, be given no later than [***] prior to the next deadline for any action that may be taken with respect to such Joint Patent with the applicable patent office), and the Filing Party shall permit the other Party, at the other Party’s sole discretion, to file for or continue prosecution and/or maintenance of such Joint Patent at the other Party’s own expense, in which event the Filing Party shall assign all of its right, title and interest in such Joint Patent to the other Party and such Joint Patent shall thereafter be considered a Takeda Patent, or Amylin Patent, as the case may be.

12.3.3              Cooperation of the Parties.  Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Takeda Patents, Amylin Patents and Joint Patents under this Agreement.  Such cooperation includes, but is not limited to:  (i) executing all papers and instruments, or requiring its employees or contractors, to execute such papers and instruments, so as to effectuate the ownership of Inventions set forth in Section 12.1, and Patents claiming or disclosing such Inventions, and to enable the other Party to apply for and to prosecute patent applications in any country as permitted by this Agreement; and (ii) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

12.3.4              Patent Term Extensions.  The JOPC will discuss and recommend for which, if any, of the Amylin Patents, Joint Patents and Takeda Patents the Parties should seek Patent term extensions in the Territory.  Amylin, in the case of the Amylin Patents and Joint Patents, and Takeda in the case of the Takeda Patents, shall have the final decision-making authority with respect to applying for any such Patent term extensions, and will act with reasonable promptness in light of the Development stage of Products to apply for any such Patent term extensions, where it so elects; provided, however, if in a particular country or jurisdiction in the Territory, only one such Patent can obtain a patent term extension, then the Parties will consult in good faith to determine which such Patent should be the subject of efforts to obtain a Patent term extension, and in any event, Amylin’s decision, in the case of the Amylin Patents, and Takeda’s decision, in the case of the Takeda Patents and the Joint Patents, will control in the case of any disagreement.  The Party that does not apply for an extension hereunder will cooperate fully with the other Party in making such filings or taking such actions, including, but not limited to, making available all required regulatory data and information and executing any required authorizations to apply for such Patent term extension.  The Party seeking

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a Patent term extension shall be obligated to pay the costs and expenses incurred by each Party in connection with such activity.

12.3.5              Orange Book Listing; Compendial Listing.   Upon request of Takeda, Amylin shall cooperate with Takeda to: (i) file appropriate information with the FDA in the United States listing any Amylin Patents in the Orange Book; and (ii) with respect to other countries in the Territory, file appropriate information with the applicable Regulatory Authority listing any Amylin Patents in the Patent listing source in such country in the Territory that is equivalent to the Orange Book, if any.

12.4                        Infringement by Third Parties.  Amylin and Takeda shall promptly notify the other in writing of any alleged or threatened infringement of any Takeda Patent, Amylin Patent or Joint Patent of which they become aware.

12.4.1              Takeda Patents.  Takeda shall have the sole right to bring and control any action or proceeding with respect to alleged or threatened infringement of any Takeda Patent, at its own expense and by counsel of its own choice.

12.4.2              Amylin Patents.  Except to the extent that an alleged or threatened infringement of an Amylin Patent relates to an Excluded Product, Takeda shall have the first right to bring and control any action or proceeding with respect to alleged or threatened infringement of any Amylin Patent (to the extent Amylin may grant to Takeda such rights with respect to Amylin Patents licensed under the In-License Agreements), at its own expense, to the extent that any such infringement could reasonably be expected to have a material adverse effect on any Product being developed or commercialized for use in the Field in the Territory (a “Material Activity”), and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Takeda and its counsel will reasonably cooperate with Amylin and its counsel in strategizing with respect to, and preparing and presenting, any such action.  If Takeda fails to bring any such action within: (i) [***] following the notice of alleged infringement; or (ii) [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such action, whichever comes first, then Amylin shall have the right to bring and control any such action, at its own expense and by counsel of its own choice, and Takeda shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Amylin (or its licensor with respect to Amylin Patents licensed under the In-License Agreements) shall have the sole right to bring and control any action or proceeding with respect to alleged or threatened infringement of any Amylin Patent that is not a Material Activity.

12.4.3              Joint Patents.  Takeda shall have the first right to bring and control any action or proceeding with respect to alleged or threatened infringement of any Joint Patent, at its own expense and by counsel of its own choice, and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  If Takeda fails to bring any such action or proceeding within (a) [***] following the notice of alleged infringement, or (b) [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then Amylin shall have the right to bring and control any such action, at its own expense and by counsel of its own choice,

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and Takeda shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.

12.4.4              Cooperation; Award.  In the event a Party brings an infringement action in accordance with this Section 12.4, the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a Party.  Neither Party shall enter into any settlement or compromise of any action under this Section 12.4 which would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall not be unreasonably withheld.  Except as otherwise agreed to in writing by the Parties, any recovery realized as a result of such action shall be used first to reimburse the documented out-of-pocket legal expenses of the Parties relating to such action, and any remainder shall be retained by the Party that brought and controlled such action for purposes of this Agreement, except that any such remainder retained by Takeda shall be treated as Net Sales for purposes of this Agreement.

12.5                        Infringement of Third Party Rights.  Each Party shall promptly notify the other Party in writing of any allegation by a Third Party that the activity of either Party pursuant to this Agreement infringes or may infringe the intellectual property rights of such Third Party.  Amylin shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Amylin’s activities, at its own expense and by counsel of its own choice, and Takeda shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Takeda shall have the sole right to control any defense of any such claim involving alleged infringement of Third Party rights by Takeda’s activities, at its own expense and by counsel of its own choice, and Amylin shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Neither Party shall enter into any settlement or compromise of any action under this Section 12.5 which would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall not be unreasonably withheld. In the event that it is determined by any court of competent jurisdiction that the research, Development, manufacture, distribution, use, sale, import, export or other Commercialization of a Licensed Compound or Product, conducted in accordance with the terms and conditions of this Agreement, infringes, or the OSC determines that such activities are likely to infringe, any patent, copyright, trademark, data exclusivity right or trade secret right arising under Applicable Laws of any Third Party, the Parties shall use Commercially Reasonable Efforts to: (i) procure a license from such Third Party authorizing Amylin and Takeda to continue to conduct such activities; or (ii) modify such activities with Takeda’s prior written consent, so as to render it non-infringing. If a license is obtained from such Third Party the cost of such license shall be allocated between the Parties in accordance with Section 8.5, provided the Parties have agreed to undertake such a cost. In the event that the OSC decides that neither of the foregoing alternatives is reasonably available or commercially feasible, the Parties may mutually agree to terminate this Agreement for the Licensed Compound or Product affected in accordance with Section 13.2.5.

12.6                        Patent Term Restoration.  At the request of the Party owning any Patents subject to this Agreement, the Parties hereto will cooperate with each other in obtaining patent term restoration, extensions and/or any other extensions of such Patents as available under Applicable Laws.

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12.7                        Patent Marking.  Takeda shall mark all Products made, used or sold under the terms of this Agreement, or their containers, in accordance with all Applicable Laws relating to patent marking.

12.8                        Certification.  Takeda and Amylin each will immediately give notice to the other of any certification of which they become aware filed under the U.S. Drug Price Competition and Patent Term Restoration Act of 1984, as amended, arising from the filing of an application for the regulatory approval of a Generic Product claiming that Patents covering any Product are invalid or that infringement will not arise from the manufacture, use or sale of any Product in the Field in the Territory by a Third Party.  Any action based on such a certification shall be brought and controlled as provided in Section 12.4.

12.9                        Product Trademarks.  Takeda shall have sole control over all matters relating to the use of, and shall own, all trademarks used in the sale of Products in the Field in the Territory, including the selection, filing and enforcement thereof, but excluding Symlin® and other trademarks which are proprietary to Amylin.

13.                               TERM; TERMINATION

13.1                        Term.  The term of this Agreement (the “Term”) shall commence on the Effective Date and continue in effect until the expiration of all payment obligations under Article 8, unless earlier terminated as provided in Section 13.2.

13.2                        Termination.  Each Party may terminate this Agreement: (i) in its entirety; or (ii) on a Licensed Compound-by-Licensed Compound, Product-by-Product and country-by-country basis (a “Partial Termination”), in accordance with the terms and conditions set forth in this Section 13.2.

13.2.1              Termination for Cause.

(a)                                  Bankruptcy.  A Party may terminate this Agreement in its entirety upon written notice to the other Party upon or after the time that such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors or becomes a party to any proceeding or action of the type described above and such proceeding or action remains un-dismissed or un-stayed for a period of more than [***].

(b)                                 Payment Default.  A Party may terminate this Agreement in its entirety upon written notice to the other Party upon or after the breach of any payment obligation under this Agreement if the breaching Party has not cured such breach within the [***] period following receipt of written notice of termination by the non-breaching Party.

(c)                                  Material Breach.  A Party may terminate this Agreement with respect to the affected Licensed Compound and/or Product, and the affected country, upon

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written notice to the other Party upon or after the breach of any material provision of this Agreement by such other Party (except for any payment breach or any breach of Commercially Reasonable Efforts, for which the right to terminate shall be exclusively governed by Section 13.2.1(b) and 13.2.1(d), respectively) if the breaching Party has not cured such breach within the [***] period following receipt by the breaching Party of written notice of termination from the notifying Party.  Notwithstanding the foregoing, in the event such breach is not reasonably capable of being cured within the [***] cure period by the breaching Party and such breaching Party is making a good faith effort to cure such breach, the notifying Party may not terminate this Agreement with respect to the affected Licensed Compound and/or Product, and the affected country; provided, however, that the notifying Party may terminate this Agreement with respect to the affected Licensed Compound and/or Product, and the affected country, if such breach is not cured within [***] of receipt by the breaching Party of such original notice of termination. For the avoidance of doubt, the Parties recognize that certain material breaches, other than a breach of Commercially Reasonable Efforts for which the right to terminate shall be exclusively governed by Section 13.2.1(d), may be of such a significant nature as to warrant termination of this Agreement in its entirety including, by way of example, certain material breaches relating to: (i) the use of Confidential Information; (ii) intellectual property rights; (iii) violations of Applicable Laws; or (iv) fraudulent activities related to the exercise of rights or performance of obligations under the Agreement.

(d)                                 Breach of Commercially Reasonable Efforts. In the event that a Party provides written notice of termination for the breach by the other Party of any obligation to use Commercially Reasonable Efforts with regard to Development, manufacturing or Commercialization of Products in the Field in the Territory, such matter shall be submitted to the OSC for resolution pursuant to Section 2.1.4.  If the OSC is not able to resolve such matter by unanimous vote, the dispute shall be resolved in accordance with Article 15; provided, however, if it is determined that a Party is in breach of Commercially Reasonable Efforts pursuant to Section 15.2 or 15.3, the notifying Party may terminate this Agreement with respect to the affected Licensed Compound and/or Product, and the affected country, upon providing written notice to the other Party if the breaching Party has not cured such breach within [***] following resolution of the dispute pursuant to Article 15.  Notwithstanding the foregoing, in the event such a breach is not reasonably capable of being cured within the [***] cure period by the breaching Party, and such breaching Party is making a good faith effort to cure such breach, the notifying Party may not terminate this Agreement; provided, however, that the notifying Party may terminate this Agreement with respect to the affected Licensed Compound and/or Product, and the affected country, pursuant to this Section 13.2.1(d), if such breach is not cured within [***] following resolution of the dispute pursuant to Article 15.  For the avoidance of doubt, nothing contained in this Section 13.2.1(d) shall permit at any time a non-breaching Party to terminate this Agreement in its entirety, or to terminate this Agreement with respect to a non-affected Licensed Compound and/or Product, or a non-affected country.

The right of either Party to terminate this Agreement as provided in this Section 13.2.1 shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous breach.

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13.2.2     Termination for Patent Challenge.  Either Party may terminate this Agreement by written notice effective upon receipt if the other Party, or any of the other Party’s Affiliates or sublicensees, directly or indirectly through assistance granted to a Third Party, commences any interference or opposition proceeding, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, in the case of Takeda or any of its Affiliates or sublicensees, any Amylin Patent, and in the case of Amylin or any of its Affiliates or sublicensees, any Takeda Patent (each such action, a “Patent Challenge”).  Takeda will include provisions in all agreements granting sublicenses of Amylin Patents providing that, if the sublicensee undertakes a Patent Challenge with respect to any Amylin Patent under which the sublicensee is sublicensed, Takeda will terminate such sublicense agreement.

13.2.3     Termination for Safety Reasons.

(a)           Either Party shall have the right to terminate this Agreement with respect to any Licensed Compound or Product in the Territory, without liability for any compensation or other payment obligation to the other Party due to such termination except as expressly specified in this Agreement, by providing the other Party with at least [***] prior written notice of termination, if, at any time, the OSC determines that such Licensed Compound or Product, caused or is likely to cause a fatal, life-threatening or other serious adverse safety event that is reasonably expected, based upon then available data, to preclude obtaining Regulatory Approval for such Licensed Compound or Product, or, if Regulatory Approval of such Product has already been obtained, to preclude continued marketing of such Product; provided, further, if the OSC does not agree on the issue, either Party may terminate this Agreement with respect to such Licensed Compound or Product if: (i) each Party’s Chief Executive Officer (or such delegate of either Chief Executive Officer who shall have appropriate decision making authority regarding such dispute) meets in person or by telephone, within [***]  after receiving written notice of the other Party’s intent to terminate hereunder, to resolve the dispute in good faith; and (ii) they are unable to resolve the dispute.  For the avoidance of doubt, in the event of a termination for safety reasons hereunder, the terminating Party may immediately suspend Development and/or Commercialization activities relating to the terminated Licensed Compound or Product.

(b)           Notwithstanding anything to the contrary in this Agreement, with respect to termination pursuant to Section 13.2.3(a) above, Takeda shall: (i) be relieved from making any development milestone payments to Amylin under Section 8.2.1 regarding such Licensed Compound or Product to the extent a development milestone trigger event occurs after either Party sends the other Party a notice of termination hereunder; and (ii) pay only those commercial and sales-based milestone payments to Amylin under Section 8.2.1 regarding such Licensed Compound or Product to the extent a commercial or sales-based milestone trigger event occurs within [***] after notice of termination.

13.2.4     Commercial Viability.

(a)           At any time, Takeda may terminate this Agreement with respect to any Licensed Compound or Product and any country in the Territory, if it determines that it cannot continue the Agreement on a profitable and commercially viable basis, and upon: (i)

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[***] consultation with the other Party and after providing [***] prior written notice at any time prior to launch of the Product, or (ii) [***] consultation with the other Party and after providing [***]  prior written notice at any time after launch of the Product. For the avoidance of doubt, such [***] consultation periods are intended to fall within such [***] and [***] notice periods.

(b)           For the avoidance of doubt, the determination of profitability and commercial viability under this Section 13.2.4 shall be made on the basis of Commercially Reasonable Efforts and taking into account financial projections suitable to support Commercialization of the Licensed Compound or Product.

(c)           Notwithstanding anything to the contrary in this Agreement, with respect to termination pursuant to (a) and (b) above, Takeda shall be relieved from making any development milestone payments to Amylin as to such Licensed Compound or Product under Section 8.2.1 to the extent a development milestone trigger event occurs after either Party sends such notice of termination hereunder.

13.2.5     No Third Party License.  The Parties may terminate this Agreement with respect to any Licensed Compound or Product and any country in the Territory immediately upon mutual written agreement if a necessary Third Party license is not obtained, all in accordance with Section 12.5.

13.3        Consequences of Termination

13.3.1     Termination of Rights and Obligations.  Upon expiration of this Agreement or early termination of this Agreement under Section 13.2, all rights and obligations of the Parties under this Agreement shall terminate, except as provided in this Section 13.3. In case of Partial Termination of this Agreement where termination is only with respect to one or more of the Licensed Compounds or Products (the “Terminated Product”) in a particular country (the “Terminated Country”), then, notwithstanding anything to the contrary contained in Section 13.3, the consequences of termination described under this Section 13.3 shall only apply to the Terminated Product in the Terminated Country, and this Agreement shall remain in full force and effect in accordance with its terms with respect to all Licensed Compounds or Products other than the Terminated Products, in all countries of the Territory other than the Terminated Countries.

13.3.2     Winding Down of Activities.  In the event there are any on-going research, Development or Commercialization activities, the Parties shall negotiate in good faith and adopt a plan to wind-down such activities in an orderly fashion or, at the continuing Party’s election, promptly transition such activities from the terminating Party to the continuing Party or its designee, with due regard for patient safety and the rights of any subjects that are participants in any Clinical Trials of Licensed Compounds or Products, and take any actions it deems reasonably necessary or appropriate to avoid any human health or safety problems and in compliance with all Applicable Laws.

13.3.3     Reversion of Rights to Amylin.  Except as otherwise set forth in Section 13.3.3(e), upon termination of this Agreement by: (i) mutual agreement of the Parties, including

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under Section 13.2.3(a) or 13.2.5; (ii) Takeda under Section 13.2.3(a) or 13.2.4; or (iii) Amylin under Section 13.2.1 or 13.2.2:

(a)           Takeda shall, and it hereby does, grant to Amylin an exclusive (even as to Takeda) license, with the right to sublicense through multiple tiers of sublicense, under the Takeda Technology and Takeda’s interest in the Joint Inventions and Joint Patents (to the extent used at the time of termination), to research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import and export Licensed Compounds and Products in the Territory, subject in each case to compliance by Amylin with the surviving provisions of this Agreement;

(b)           Takeda shall: (i) transfer to Amylin as soon as reasonably practicable all Takeda Know-How as may be necessary to enable Amylin to practice the license granted under Section 13.3.3(a); (ii) transfer and assign to Amylin all of its right, title and interest in and to all INDs, Regulatory Approvals and other Regulatory Materials with respect to such Licensed Compounds and Products; (iii) if Takeda is responsible for manufacturing the Licensed Compounds and Products pursuant to Article 6, Takeda shall transition to Amylin upon Amylin’s request any arrangement with any contractor from which Takeda had arranged to obtain supplies of Licensed Compounds or Products, to the extent permitted under Takeda’s agreement with such contractor, or in the event that such materials are manufactured by Takeda or its Affiliates then, upon request by Amylin, Takeda shall continue to supply Amylin with such materials at a commercially reasonable price and for a time period to be agreed by the Parties, and, if requested, provide technical assistance (at Takeda’s reasonable cost) reasonably necessary to assist Amylin in the start up of manufacturing of the Licensed Compound and Product and obtaining Regulatory Approval thereof; and (iv) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights to such Licensed Compounds or Products hereunder to Amylin;

(c)           Takeda shall, and hereby does, grant to Amylin a license, with the right to further sublicense, to use the trademark registered by Takeda pursuant to Section 12.9 with respect to any Licensed Compound or Product in the Territory in exchange for paying to Takeda a royalty of [***] percent ([***] %) of Net Sales of such Licensed Compound or Product in the Territory by Amylin and its Affiliates and sublicensees (with the definition Net Sales and the provisions of Article 9 applying to Amylin as if relevant references to Takeda were instead references to Amylin in the case that Amylin owes such royalty to Takeda), from the effective date of such termination until the expiration of the last-to-expire of the Takeda Patents and Joint Patents claiming such Licensed Compound or Product in the Territory, at which time such license shall become fully paid, royalty-free, perpetual and irrevocable;

(d)           If, after termination of the Agreement pursuant to 13.2.5, Amylin is able to obtain the necessary Third Party license to intellectual property rights and thereafter commercializes the Licensed Compound or Product in the Territory, Amylin shall pay Takeda a royalty of [***] percent ([***] %) on Net Sales of such Product sold by Amylin, its Affiliate or a licensee;

(e)           If the Parties mutually agree to terminate the Agreement pursuant to Section 13.2.3(a) or 13.2.5, then: (i) any and all rights in Amylin Technology Controlled by

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Takeda shall be transferred, licensed to, or assigned, as applicable, from Takeda to Amylin; and (ii) any and all rights in Takeda Technology Controlled by Amylin shall be transferred, licensed to, or assigned, as applicable, from Amylin to Takeda; and

(f)            In consideration for the license granted by Takeda to Amylin under this Section 13.3.3, Amylin shall pay to Takeda royalties on Net Sales derived from the sale of the following Products and equal to: (i) in the case of termination by Takeda under Section 13.2.3(a) of a Product that contains only a Takeda Y-family Agonist, [***] percent ([***] %) during the Initial Royalty Term, [***] percent ([***] %) during the Secondary Royalty Term, and, thereafter, such license shall be fully-paid, royalty-free, perpetual and irrevocable; and (ii) in the case of termination by Takeda under Section 13.2.3(a) of a Product that contains a Takeda Y-family Agonist and an Amylin Licensed Compound, [***] percent ([***] %) during the Initial Royalty Term, [***] percent ([***] %) during the Secondary Royalty Term, and, thereafter, such license shall be fully-paid, royalty-free, perpetual and irrevocable.  All royalties payable by Amylin to Takeda under this Section 13.3.3(f) shall be paid on a [***] basis in accordance with the provisions of Article 9 hereof.  Amylin shall be entitled to take a credit against such royalties in an amount not to exceed any amounts payable under this Agreement by Takeda to Amylin, which have accrued but remain outstanding as of the date of termination, minus any amounts payable hereunder by Amylin to Takeda, which have accrued but remain outstanding as of the date of termination.

13.3.4     Product Rights to Takeda.  Upon termination of this Agreement by: (i) Amylin under Section 13.2.3(a); or (ii) Takeda under Section 13.2.1 or 13.2.2:

(a)           Amylin shall, and it hereby does, grant to Takeda an exclusive (even as to Amylin) license, with the right to sublicense through multiple tiers of sublicense, under the Amylin Technology and Amylin’s interest in the Joint Inventions and Joint Patents, to research, develop, make, have made, distribute, use, sell, have sold, offer for sale, import and export the Licensed Compounds or Products in the Field in the Territory.

(b)           In consideration for the license granted by Amylin to Takeda under this Section 13.3.4, Takeda shall pay to Amylin royalties on Net Sales derived from the sale of the Products, equal to: (i) in the case of termination by Amylin under Section 13.2.3(a), [***] percent ([***] %) during the Initial Royalty Term, [***] percent ([***] %) during the Secondary Royalty Term, and, thereafter, such license shall be fully-paid, royalty-free, perpetual and irrevocable; and (ii) in the case of termination by Takeda under Section 13.2.1 or 13.2.2, [***] percent ([***] %) during the Initial Royalty Term, [***] percent ([***] %) during the Secondary Royalty Term, and, thereafter, such license shall be fully-paid, royalty-free, perpetual and irrevocable.  All royalties payable by Takeda to Amylin under this Section 13.3.4(b) shall be paid on a [***] basis in accordance with the provisions of Article 9 hereof.  Takeda shall be entitled to take a credit against such royalties in an amount not to exceed any amounts payable hereunder by Amylin to Takeda, which have accrued but remain outstanding as of the date of termination, minus any amounts payable hereunder by Takeda to Amylin, which have accrued but remain outstanding as of the date of termination.

(c)           Amylin shall: (i) transfer to Takeda as soon as reasonably practicable all Amylin Know How as may be necessary to enable Takeda to practice the license

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granted under Section 13.3.4(a); (ii) transfer and assign to Amylin all of its right, title and interest in and to the all INDs, Regulatory Approvals and other Regulatory Materials with respect to such Licensed Compounds or Products; (iii) if Amylin is responsible for manufacturing the Licensed Compounds or Products pursuant to Article 6, Amylin shall transition to Takeda upon Takeda’s request any arrangement with any contractor from which Amylin had arranged to obtain supplies of Products, to the extent permitted under Amylin’s agreement with such contractor, or in the event that such materials are manufactured by Amylin or its Affiliate, then, upon request by Takeda, Amylin shall continue to supply Takeda with such materials at a commercially reasonable price and for a time period to be mutually agreed upon by the Parties, and, if necessary, provide technical assistance (at Amylin’s reasonable cost) reasonably necessary to assist Takeda in the start-up of manufacturing of the Licensed Compound or Product and obtaining Regulatory Approval thereof, and (iv) take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights to such Licensed Compounds or  Products hereunder to Takeda.

13.3.5     Return of Confidential Information.  Upon expiration or termination of this Agreement, except to the extent that the continuing Party retains a license from the terminating Party under Sections 13.3.3 or 13.3.4, each Party will promptly return all records and materials in its possession or control containing or comprising the other Party’s Confidential Information.  Each Party shall have the right to maintain one copy of such records in its legal department files for archive purposes, provided that such copy is maintained in accordance with the surviving confidentiality obligations of this Agreement.

13.3.6     Surviving Terms.  Expiration or termination of this Agreement for any reason shall not relieve the Parties of any liability or obligation accruing prior to such expiration or termination nor affect the survival of any provision hereto to the extent it is expressly stated to survive such termination. In addition, the rights and obligations of the Parties under the following provisions of this Agreement shall survive expiration or termination of this Agreement:  Sections 3.5.2(d) (last sentence), 3.7, 3.8, 7.5, 7.1.3, 9.4, 11.5, 11.6, 12.1, 13.3, 13.4, 13.5, and Articles 1, 10, 14, 15 and 16.

13.4        Damages; Relief.  Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to under this Agreement.

13.5        Exercise of Right to Terminate.  The use by either Party of a termination right provided for under this Agreement shall not give rise to the payment of damages or any other form of compensation or relief to the other Party with respect thereto.

13.6        Bankruptcy Laws.  All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code and other similar laws in any jurisdiction outside the United States (collectively, the “Bankruptcy Laws”), licenses of rights to be “intellectual property” as defined under the Bankruptcy Laws.  If a case is commenced during the Term by or against a Party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided in such Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall perform all of the obligations provided in this

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Agreement to be performed by such Party.  If a case is commenced during the Term by or against a Party under the Bankruptcy Laws, this Agreement is rejected as provided in the Bankruptcy Laws, and the other Party elects to retain its rights hereunder as provided in the Bankruptcy Laws, then the Party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to the other Party copies of all Information necessary for such other Party to prosecute, maintain and enjoy its rights under the terms of this Agreement promptly upon such other Party’s written request therefor.  All rights, powers and remedies of the non-bankrupt Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws.  Additionally, in the event of any insolvency of Takeda or the entry by it into any formal insolvency administration under Japanese law, it is the intention of the Parties that this Agreement shall not terminate and shall continue pursuant to the principles governing insolvency proceedings under Japanese law.  In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section 13.6 are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy.

14.          INDEMNIFICATION

14.1        Indemnification by Takeda.  Takeda hereby agrees to save, defend and hold Amylin and its Affiliates, and each of their respective directors, officers, employees, agents and representatives (each, an “Amylin Indemnitee”) harmless from and against any and all claims, suits, actions, demands, liabilities, expenses and/or loss, including reasonable legal expense and attorneys’ fees (collectively, the “Losses”), to which any Amylin Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (each, a “Claim”) to the extent such Losses arise directly or indirectly out of: (i) the practice by Takeda or its Affiliate or sublicensee of any license granted to it under Article 7; (ii) the manufacture, use, handling, storage, sale or other disposition of any Licensed Compound or Product by Takeda or its Affiliate or sublicensee; (iii) failure by Takeda to obtain or maintain rights under the Takeda Technology sufficient to grant Amylin the licenses set forth in Article 7; (iv) the breach by Takeda of any warranty, representation, covenant or agreement made by Takeda in this Agreement, or, if Amylin exercises the Co-Commercialization Option, the Co-Commercialization Agreement; (v) the negligence, gross negligence or willful misconduct (including to the extent such negligence, gross negligence or willful misconduct gives rise to product liability Claims under any legal theory) of Takeda or its Affiliate or sublicensee, or any officer, director, employee, agent or representative thereof; or (vi) any development or commercialization by Takeda or its Affiliate or sublicensee of any Licensed Compound or Product following the termination of this Agreement by Amylin pursuant to Section 13.2.3(a) with respect to such Licensed Compound or Product; except, with respect to each of subsections (i) through (vi) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence or willful misconduct of any Amylin Indemnitee or the breach by Amylin of any warranty, representation, covenant or agreement made by Amylin in this Agreement.

14.2        Indemnification by Amylin.  Amylin hereby agrees to save, defend and hold Takeda and its Affiliates and each of their respective directors, officers, employees, agents and

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

representatives (each, a “Takeda Indemnitee”) harmless from and against any and all Losses to which any Takeda Indemnitee may become subject as a result of any Claim to the extent such Losses arise directly or indirectly out of: (i) the manufacture, use, handling, storage, sale or other disposition of any Licensed Compound, Product or Excluded Product by Amylin or its Affiliate or licensee (other than Takeda or its Affiliate or sublicensee); (ii) the practice by Amylin or its Affiliate or licensee of any retained license right under Article 7 to Develop or Commercialize any Licensed Compound or Product pursuant to the terms of this Agreement, or, if Amylin exercises its Co-Commercialization Option, any Co-Commercialization Agreement; (iii) failure by Amylin to obtain or maintain rights under the Amylin Technology sufficient to grant Takeda the licenses set forth in Article 7, including any breach or material amendment of an In-License Agreement by Amylin or the other party to such agreement; (iv) the breach by Amylin of any warranty, representation, covenant or agreement made by Amylin in this Agreement, or, if Amylin exercises the Co-Commercialization Option, the Co-Commercialization Agreement; (v) the negligence, gross negligence or willful misconduct (including to the extent such negligence, gross negligence or willful misconduct gives rise to product liability Claims under any legal theory) of Amylin or its Affiliate or licensee (other than Takeda or its Affiliate or sublicensee), or any officer, director, employee, agent or representative thereof; or (vi) any development or commercialization by Amylin or its Affiliate or licensee of any Licensed Compound or Product following the termination of this Agreement by Takeda pursuant to Section 13.2.3(a) with respect to such Licensed Compound or Product; except, with respect to each of subsections (i) through (vi) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence or willful misconduct of any Takeda Indemnitee or the breach by Takeda of any warranty, representation, covenant or agreement made by Takeda in this Agreement.

14.3        Indemnification Procedures.

14.3.1     Notice.  Promptly after an Amylin Indemnitee or a Takeda Indemnitee (each, an “Indemnitee”) receives notice of a pending or threatened Claim, such Indemnitee shall give written notice of the Claim to the Party from whom the Indemnitee is entitled to receive indemnification pursuant to Sections 14.1 or 14.2, as applicable (the “Indemnifying Party”).  However, an Indemnitee’s delay in providing or failure to provide such notice will not relieve the Indemnifying Party of its indemnification obligations, except to the extent it can demonstrate prejudice due to the delay or lack of notice.

14.3.2     Defense.  Upon receipt of notice under Section 14.3.1 from the Indemnitee, the Indemnifying Party will have the duty to either compromise or defend, at its own expense and by counsel (reasonably satisfactory to Indemnitee), such Claim.  The Indemnifying Party will promptly (and in any event not more than twenty (20) days after receipt of the Indemnitee’s original notice) notify the Indemnitee in writing that it acknowledges its obligation to indemnify the Indemnitee with respect to the Claim pursuant to this Article 14 and of its intention either to compromise or defend such Claim.  Once the Indemnifying Party gives such notice to the Indemnitee, the Indemnifying Party is not liable to the Indemnitee for the fees of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with such defense, other than the Indemnitee’s reasonable costs of investigation and cooperation.  However, the Indemnitee will have the right to employ separate counsel and to control the defense of a Claim at its own expense.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

14.3.3     Cooperation.  The Indemnitee will cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim.  The Indemnifying Party will keep the Indemnitee informed on a reasonable and timely basis as to the status of such Claim (to the extent the Indemnitee is not participating in the defense of such Claim) and conduct the defense of such Claim in a prudent manner.

14.3.4     Settlement.  If an Indemnifying Party assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnifying Party without the Indemnitee’s written consent (which consent will not be unreasonably withheld or delayed), unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee; (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (iii) the Indemnitee’s rights under this Agreement are not adversely affected.  If the Indemnifying Party fails to assume defense of a Claim within a reasonable time, the Indemnitee may settle such Claim on such terms as it deems appropriate with the consent of the Indemnifying Party (which consent shall not be unreasonably withheld), and the Indemnifying Party will be obligated to indemnify the Indemnitee for such settlement as provided in this Article 14.

14.4        Insurance.  Each Party shall, at its own expense, procure and maintain during the Term and for a period of five (5) years thereafter, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this Article 14.  Each Party shall provide the other Party with written evidence of such insurance or self-insurance upon request.  Each Party shall provide the other Party with prompt written notice of cancellation, non-renewal or material change in such insurance self-insurance, which could materially adversely affect the rights of such other Party hereunder, and shall provide such notice within thirty (30) days after any such cancellation, non-renewal or material change.

15.          DISPUTE RESOLUTION

15.1        Objective.  The Parties recognize that disputes as to matters arising under or relating to this Agreement or either Party’s rights and/or obligations hereunder may arise from time to time.  It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 15 to resolve any such dispute if and when it arises.  For the avoidance of doubt, both Parties acknowledge and agree that notwithstanding anything to the contrary contained in this Agreement, the following shall not be subject to the dispute resolution provisions contained in Sections 15.2 and 15.3: (i) final decisions made by [***] pursuant to its rights under [***]; (ii) failure of the OSC to unanimously decide (a) [***], or (b) whether to [***]; and (iii) termination by either Party for safety reasons under Section 13.2.3(a).  For clarification, the determination by either Party that a safety issue exists that would permit termination of this

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Agreement under Section 13.2.3(a) shall not be subject to the dispute resolution provisions contained in Sections 15.2 and 15.3; provided, however, that, if a Party believes in good faith that the election by the other Party to terminate this Agreement under Section 13.2.3(a) was a breach of this Agreement because the electing Party had not in fact determined that a safety issue permitting such termination existed, then such dispute shall be subject to the dispute resolution provisions contained in Sections 15.2 and 15.3.

15.2        Resolution by Senior Executives.  Except as otherwise provided in this Agreement including Section 15.1, if an unresolved dispute as to matters arising under or relating to this Agreement or either Party’s rights and/or obligations hereunder arises, either Party may refer such dispute to the Chief Executive Officers of each of Takeda and Amylin (or such delegate of either Chief Executive Officer who shall have appropriate decision making authority regarding such dispute), who shall meet in person or by telephone within [***] after such referral to attempt in good faith to resolve such dispute.  If such matter cannot be resolved by discussion of Chief Executive Officers, or their respective delegates, within such [***] period (as may be extended by mutual written agreement), such dispute shall be resolved in accordance with Section 15.3.

15.3        Arbitration.  Any dispute that is not resolved as provided in Section 15.2 may be referred to arbitration by either Party.  Such arbitration shall be conducted in accordance with the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”) as then in effect.  The arbitration shall be held solely in New York, New York, U.S.A, and shall be conducted in English before an arbitration panel comprised of three (3) arbitrators, who shall be selected as follows: (i) each Party shall select one (1) arbitrator within twenty (20) days after the date on which one of the Parties makes a written demand for arbitration in accordance with the ICC Rules; and (ii) the third arbitrator, who shall act as chairman of the arbitration panel, shall be selected by the other two (2) arbitrators within twenty (20) days after the selection of the other two (2) arbitrators; provided, however, in the event that a Party fails to select an arbitrator, or the two (2) arbitrators selected by the Parties fail to select the third arbitrator in accordance with this Section 15.3, such arbitrator(s) shall be selected by the Chairman of the International Chamber of Commerce upon the written request of either Party. The decision and award of the arbitrators in any arbitration proceeding between the Parties under this Section 15.3 shall be: (a) in writing, stating the reasons for such decision; (b) based solely on the terms and conditions of this Agreement, as interpreted in accordance with the laws of the State of New York, U.S.A.; (c) final and binding upon the Parties hereto; and (d) enforceable in any court of competent jurisdiction.  The fees and expenses of the arbitration shall be shared equally by the Parties.

15.4        Court Actions. The dispute resolution process described in Section 15.3 shall be employed in lieu of litigation in a court of law, except in the following circumstances:  (i) either Party shall be permitted to seek a preliminary injunction or other equitable remedy in the courts to preserve rights, which may otherwise be lost or encumbered in the absence of injunctive relief, or to preserve the status quo including, but not limited to, preserving the confidentiality of Confidential Information; and (ii) any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patents or any trademark relating to any Licensed Compound or Product that is the subject of this Agreement shall be submitted to a court of competent jurisdiction in which such Patent or trademark rights were granted or arose.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

16.          MISCELLANEOUS

16.1        Standstill Agreement.  Until the date that is three (3) years after the Effective Date (the “Standstill Period”), none of Takeda, Takeda’s Affiliates, nor any of their respective directors, officers, employees, agents or representatives (provided such person is acting on behalf of Takeda) will, in any manner, directly or indirectly, without the prior express written consent of Amylin (provided that the foregoing shall not limit Takeda’s obligations under this Section 16.1):

(a)           acquire, offer to acquire or agree to acquire, alone or in concert with any other Person, by purchase, tender offer, exchange offer, agreement or business combination or any other manner: (i) beneficial ownership of any securities of Amylin or any securities of any Affiliate of Amylin, if, after completion of such acquisition or proposed acquisition, Takeda would beneficially own more than nine and 99/100 percent (9.99%) of the outstanding shares of common stock of Amylin (the “Common Stock”); (ii) any assets of Amylin or any assets of any Affiliate of Amylin, other than non-material acquisitions in the ordinary course of business;

(b)           initiate, participate in or enter into any merger, business combination, recapitalization, restructuring, liquidation, dissolution or similar extraordinary transaction involving Amylin or any Affiliate of Amylin, or involving any securities or assets of Amylin or any securities or assets of any Affiliate of Amylin;

(c)           “solicit” “proxies” (as those terms are used in the proxy rules of the Securities and Exchange Commission) or consents with respect to any securities of Amylin;

(d)           form, join or participate in a Group with respect to the beneficial ownership of any securities of Amylin;

(e)           act, alone or in concert with others, to seek to control the management, board of directors or policies of Amylin;

(f)            take any action that would reasonably be expected to require Amylin to make a public announcement regarding any of the types of matters set forth in clause “(a)”, “(b)”, “(c)” or “(d)” of this sentence;

(g)           agree, offer to take, propose, assist, induce or encourage any other Person to take, publicly or otherwise, any action of the type referred to in clause “(a)”, “(b)”, “(c)”, “(d)”, “(e)” or “(f)” of this sentence;

(h)           enter into any discussions, negotiations, arrangements or agreements with any other Person relating to any of the foregoing; or

(i)            request or propose that Amylin or any of Amylin’s representatives amend, waive or consider the amendment or waiver of any of the provisions set forth in this Section 16.1.

Notwithstanding the restrictions contained in the foregoing clauses “(a)” through “(i)”: (1) Takeda shall not be prohibited from entering into an agreement and having discussions

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

with legal, accounting, or financial advisors for the limited purposes of evaluating any of the transactions contemplated in clause “(a)”, “(b)”, “(c)”, “(d)”, “(e)” or “(f)” of this sentence; and (2) so long as Takeda has not violated the provisions of clauses “(a)” through “(i)” inclusive, Takeda may inform Amylin or Amylin’s Representatives privately that Takeda alone, and not in concert with others, would be interested in engaging in discussions with Amylin that could result in a negotiated transaction described in clause “(a)” or “(b)” so long as, (x) Takeda does not propose any such transaction unless Amylin requests Takeda to make such a proposal, (y) Takeda does not seek any amendment or waiver of any provision of this Section 16.1, and (z) Takeda does not take any action that would reasonably be expected to require Amylin to make any public announcement.

Notwithstanding the restrictions contained in the foregoing “(a)” through “(i)”, the provisions of this Section 16.1 shall not apply to:

(i)            the exercise by Takeda of any of its rights under this Agreement;

(ii)           the exercise by Takeda as an Amylin stockholder, if applicable, of any voting rights available to Amylin stockholders generally pursuant to any transaction described in subparagraph “(a)(ii)” or “(b)” above, provided that Takeda has not then either directly, indirectly, or as a member of a Group made, effected, initiated or caused such transaction to occur;

(iii)          any activity by Takeda after Amylin, or any Third Party unrelated to Takeda, has made any public announcement of its intent to solicit or engage in any transaction which would result in a Change in Control of Amylin, or after any such Change in Control of Amylin shall have occurred; or

(iv)          any investment by Takeda or an Affiliate of Takeda in third-party mutual funds or other similar passive investment vehicles that hold interests in securities of Amylin or any of its Affiliates (and any such interests in securities shall not be taken into account for the purpose of subparagraph (a) including the nine and 99/100 percent (9.99%) exception contained therein), provided that the provisions of this clause (iv) shall apply with respect to any such fund or vehicle only for so long as such fund or vehicle satisfies the requirements of paragraphs (i) and (ii) of Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934, as amended, with respect to any Amylin securities held by such fund or vehicle.

Except as provided for below, the restrictions of this Section 16.1 shall no longer be applicable in the event of any of the following:

(A)          the acquisition by any Third Party of beneficial ownership of more than fifteen percent (15%) of the outstanding Common Stock;

(B)           the announcement or commencement by any Person or Group of a tender offer or exchange offer to acquire securities of Amylin which, if successful, would result in such Person or Group owning, when combined with any other securities owned by such Person or Group, fifty percent (50%) or more of the then outstanding Common Stock;

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(C)           Amylin enters into a definitive written merger, sale or other business combination agreement pursuant to which fifty percent (50%) or more of the outstanding Common Stock of Amylin would be converted into cash or securities of another Person or Group or, immediately after the consummation of such transaction, fifty percent (50%) or more of the then outstanding Common Stock would be owned by Persons other than the holders of Common Stock immediately prior to the consummation of such transaction, or which would result in all or substantially all of Amylin’s assets being sold to any Person or Group;

(D)          Amylin or any of its Affiliates becomes the subject of any bankruptcy, insolvency or similar proceeding (except for any involuntary proceeding that is dismissed within 60 days); or

(E)           Amylin engages in the solicitation of one (1) or more Third Party bids for any transaction which would result in a Change of Control of Amylin.

The provisions of this Section 16.1 shall again be applicable if: (1) Amylin or such Third Party, Person or Group, as applicable, terminates or announces its intent not to proceed with any transaction referred to in clauses (iii), (B), (C) or (E) above, as applicable, or, in the case of clause (D) above, Amylin and its Affiliates shall cease to be the subject of any such bankruptcy, insolvency or similar proceeding, as applicable; and (2) either (x) Takeda has not previously made any public announcement of its intent to solicit or engage in any transaction of the type referred to in clauses (iii), (B), (C) or (E) above, or (y) in the event such a public announcement has been made by Takeda, Takeda has terminated or announced its intent to terminate such transaction.

If, during the Standstill Period, Amylin enters into any development and commercialization agreement with a Third Party that is similar in size and scope to this Agreement (the “Third Party Agreement”), which does not contain provisions restricting the activities of such Third Party that, taken as a whole (the “Third Party Standstill Provisions”), are at least as onerous to the Third Party as the provisions of this Section 16.1, then, upon the effective date of the Third Party Agreement, the provisions of this Section 16.1 shall automatically be deemed modified without further action so as to conform to the Third Party Standstill Provisions.  For the avoidance of doubt, the Parties agree that if the Third Party Agreement contains no standstill provision, this Section 16.1 shall terminate in its entirety upon the effective date of the Third Party Agreement.

The expiration of the Standstill Period will not terminate or otherwise affect any of the provisions of this Agreement other than this Section 16.1.

16.2        Force Majeure.  Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement when such failure or delay is caused by or results from an event of force majeure; provided, however, with respect to a failure to make payment due to an event of force majeure, the non-performing Party shall be required to make such payment as quickly as possible, but in any event, even if the force majeure continues, within two (2) months from the date that the force majeure began; provided, further, that in the event that an event of force majeure prevents either Party from making any payment to the other Party in a timely

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

manner, as provided in Article 9 hereof, interest on such unpaid amount shall nonetheless accrue in accordance with the provisions of Section 9.5.  For purposes of this Section 16.2, an event of force majeure shall mean and include any causes beyond the reasonable control of the affected Party including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority (including, but not limited to, the refusal of the competent government agencies to issue required Regulatory Approvals due to reasons other than the affected Party’s negligence or willful misconduct or any other cause within the reasonable control of the affected Party).  The affected Party shall notify the other Party of such force majeure event as soon as reasonably practical, and shall promptly undertake all Commercially Reasonable Efforts necessary to cure such force majeure event.  Such excuse from liability shall be effective only to the extent and duration of the force majeure event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur.

16.3        Assignment.  Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld; provided, however, that it shall not be unreasonable for a Party to refuse to authorize any assignment (other than to an Affiliate, as provided in Section 16.3(b) below) proposed by the other Party in the event that: (i) such Party reasonably determines that the proposed assignee does not have the financial, technical and/or marketing resources to perform the other Party’s obligations hereunder; (ii) the proposed assignee is engaged in any litigation, arbitration or an other legal proceeding of a material nature as an adverse party to such Party; or (iii) the proposed assignee has infringed any of the intellectual property rights hereunder, misappropriated or misused any of Confidential Information, or engaged in any other unfair or unethical business practices. Notwithstanding the foregoing, Amylin may assign its right to receive payments under this Agreement without Takeda’s prior written consent and either Party may assign this Agreement and its rights and obligations hereunder without the other Party’s consent:

(a)           in connection with the transfer or sale of all or substantially all of the business of such Party to a Third Party, whether by merger, sale of stock, sale of assets or otherwise, provided that in the event of a transaction (whether this Agreement is actually assigned or is assumed by the acquiring Third Party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring Third Party in such transaction (if other than one of the Parties to this Agreement) shall not be included in the intellectual property rights licensed under this Agreement; or

(b)           to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate.

Notwithstanding anything to the contrary contained in this Agreement, upon a Change of Control of either Party, the other Party will have final decision making authority for all decisions made by the OSC and ODC with respect to Development and Commercialization matters.  A “Change of Control” of a Party shall occur if: (i) any Third Party acquires directly or indirectly the beneficial ownership of any voting security of such Party, or if the percentage ownership of

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

such person or entity in the voting securities of such Party is increased through stock redemption, cancellation or other recapitalization, and immediately after such acquisition or increase such Third Party is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then-outstanding voting securities of such Party; (ii) the consummation of a merger, consolidation, recapitalization, or reorganization of such Party, other than any such transaction, which would result in stockholders or equity holders of such Party, or an Affiliate of such Party, immediately prior to such transaction owning at least fifty percent (50%) of the outstanding securities of the surviving entity (or its parent entity) immediately following such transaction; or (iii) the stockholders or equity holders of such Party approve a plan of complete liquidation of such Party, or an agreement for the sale or disposition by such Party of all or a substantial portion of such Party’s assets, other than pursuant to the transaction as described above or to an Affiliate.

This Agreement shall be binding upon successors and permitted assigns of the Parties.  Any assignment not in accordance with this Section 16.3 will be null and void.

16.4        Limitation of Liability.  EXCEPT FOR EACH PARTY’S OBLIGATIONS WITH RESPECT TO THE INTELLECTUAL PROPERTY RIGHTS AS PROVIDED IN ARTICLE 12, AND EACH PARTY’S OBLIGATIONS WITH RESPECT TO THE OTHER PARTY’S CONFIDENTIAL INFORMATION AS PROVIDED IN ARTICLE 10, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST SALES OR LOSS OF GOODWILL, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THIS SECTION 16.4 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 14, AND IN NO EVENT SHALL PAYMENTS DUE AND OWING UNDER ARTICLE 8 BE CONSIDERED SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES.

16.5        Severability.  If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties.  The Parties shall in such an instance negotiate in good faith and use Commercially Reasonable Efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

16.6        Notices.  All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

If to Amylin, addressed to:

Amylin Pharmaceuticals, Inc.

9360 Towne Centre Drive

San Diego, CA 92121, U.S.A.

Attention: Chief Executive Officer

Fax: (858) 552-2212

With a required copy to:

Amylin Pharmaceuticals, Inc.

9360 Towne Centre Drive

San Diego, CA 92121, U.S.A.

Attention: General Counsel

Fax: (858) 552-1936

If to Takeda, addressed to:

Takeda Pharmaceutical Company Limited

1-1, Doshomachi 4-chome, Chuo-ku

Osaka 540-8645, Japan

Attention: General Counsel, Legal Department

Fax: +81 6 6204-2880

With a required copy to:

Takeda Pharmaceuticals North America, Inc.

One Takeda Parkway

Deerfield, Illinois 60015

Attention: General Counsel, Legal Department

Fax: (224) 554-7831

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.  Any such notice shall be deemed to have been given: (i) when delivered if personally delivered or sent by facsimile on a business day; (ii) on the business day after dispatch if sent by nationally recognized overnight courier; and/or (iii) on the third (3rd) business day following the date of mailing if sent by mail.

16.7        Applicable Law.  Except as otherwise provided for in this Agreement, including in Section 15.4, this Agreement and all questions regarding its existence, validity, interpretation, breach or performance, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles with the exception of Sections 5-1401 and 5-1402 of New York General Obligations Law; provided, however, that: (i) the validity or enforcement of all Amylin Technology or Takeda Technology hereunder shall be determined under the laws of that jurisdiction in which the Amylin Technology or Takeda Technology is registered or for which an application for registration has been filed; and (ii) the use in the Territory of the Product trademarks and other unregistered Amylin Technology or Takeda Technology shall be governed by Applicable Law.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

The United Nations Conventions on Contracts for the International Sale of Goods shall not be applicable to this Agreement.

16.8        Entire Agreement; Amendments.  This Agreement, together with the Exhibit hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and cancels all previous express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof.  In the event of any conflict between the terms of this Agreement and any provisions contained in the Exhibits to this Agreement, the terms of this Agreement shall prevail.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto.

16.9        Headings.  The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

16.10      Independent Contractors.  It is expressly agreed that Amylin and Takeda shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency.  Neither Amylin nor Takeda shall make, nor have the authority to make, any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

16.11      Waiver.  The failure by either Party hereto to assert any of its rights hereunder, including, but not limited to, the right to terminate this Agreement due to a breach or default by the other Party hereto, shall not be deemed to constitute a waiver by that Party of its right thereafter to enforce each and every provision of this Agreement in accordance with its terms.  No waiver by either Party of any provision of this Agreement shall be effective unless made in writing and signed by the Party granting such waiver.

16.12      Cumulative Remedies.  No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

16.13      Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

16.14      Interpretation.  All references in this Agreement to an Article, Section or Exhibit shall refer to an Article, Section or Exhibit in or to this Agreement, unless otherwise stated.  Any reference to any federal, national, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  The word “including” and similar words means including without limitation.  The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section or other subdivision.  All references to days,

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

months, quarters or years are references to calendar days, calendar months, calendar quarters, or calendar years, unless stated otherwise.  References to the singular include the plural.

16.15      No Third Party Beneficiaries.  This Agreement is neither expressly nor impliedly made for the benefit of any party other than Amylin and Takeda.

16.16      English Language.  This Agreement is in the English language, and the English language shall control their interpretation.  In addition, all notices required or permitted to be given under this Agreement, and all written, electronic, oral or other communications between the Parties regarding this Agreement, shall be in the English language.

16.17      Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Commission.  Confidential Treatment Requested Under

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IN WITNESS WHEREOF, the Parties hereto have duly executed this LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT as of the Effective Date.

TAKEDA PHARMACEUTICAL COMPANY LIMITED		AMYLIN PHARMACEUTICALS, INC.

By:	/s/ Yasuchika Hasegawa	By:	/s/ Daniel M. Bradbury

Name: Yasuchika Hasegawa		Name: Daniel M. Bradbury

Title: President & CEO		Title: President & CEO

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit A

Amylin Patents as of the Effective Date

[***]

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A-1

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit B

Development Plan Through [***]

The following timelines represent the most current version of the clinical development portion of the overall Development Plan.  Within [***] after the Effective Date, the Parties shall update and amend, and confirm through the ODC and OSC, the Development Plan to include a comprehensive Development Budget and CMC, toxicology and additional or revised clinical or non-clinical activities, all in accordance with Section 3.1 of the Agreement.

Name: [***]

Indication: Obesity

[***]

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Commission.  Confidential Treatment Requested Under

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Name: [***]

Indication: Obesity

[***]

Name: [***]

Indication: Obesity

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Name: [***]

Indication: Obesity

[***]

*** Confidential Treatment Requested

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Commission.  Confidential Treatment Requested Under

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Exhibit C

Analogs of MetreLeptin

1.             [***]

2              [***]

*** Confidential Treatment Requested

C-1

***Text Omitted and Filed Separately with the Securities and Exchange

Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit D

Co-Commercialization Agreement Terms

The Co-Commercialization Agreement shall include the following terms and conditions, unless otherwise mutually agreed by the Parties, in addition to such terms and conditions as are customarily contained in similar agreements in the pharmaceutical industry and such other terms and conditions as the Parties may agree upon:

1.             Commercialization right.  Amylin shall be entitled to participate in the Commercialization of the Products as follows:  (i) through membership in the OCC; (ii) performing a portion of the Detailing efforts for Products, subject to the limits described in Section 5.3 of the Agreement; and (iii) conducting such other activities necessary to support its PDE obligations. The Co-Commercialization Agreement shall be structured to reflect the following:

•                  The number of PDEs to be performed annually by Amylin for Products will be mutually agreed by the Parties; provided that Amylin shall perform not more than [***] percent ([***] %) of the aggregate number of PDEs specified in the Commercialization Plan for each Product;

•                  The allocation of Details to be performed by Amylin will be determined by Takeda, with input from Amylin, taking into consideration prescribing levels, geographic territory, centers of excellence, target groups, Detail position and other relevant considerations as Takeda may determine.

•                  Amylin will maintain [***] percent ([***] %) adherence to its PDE requirement under the call plan for the Takeda Detail allocation.

•                  Amylin shall implement and maintain an appropriate incentive plan for the sale of the Product for its sales force that provides an incentive on an interval to be specified in the Co-Commercialization Agreement, and shall be weighted at a level commensurate with the Product Detail position for the Product as compared with the total number of products handled by such Medical Sales Representative, but not less than [***] percent ([***] %).

•                  Amylin will provide PDEs in accordance with the applicable Commercialization Plan.

2.             Co-Commercialization expenses.  Except as otherwise specifically provided in this Exhibit D, Amylin will be responsible for all costs and expenses of its Commercialization activities under the Co-Commercialization Agreement, including, without limitation, costs and expenses of its Medical Sales Representatives.

3.             PDE Reimbursement.  Following the end of each calendar quarter, Takeda will pay Amylin an amount equal to [***] percent ([***] %) of Takeda’s then-current fully burdened internal PDE costs for each PDE performed by Amylin during such calendar quarter.

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

4.             Detail and Sample Reporting.

•                  Amylin will maintain complete and accurate records of each PDE performed by its Medical Sales Representatives using a call document which records the name and address of each target prescriber, the date and position of the PDE, the number of samples delivered and any other information reasonably requested by Takeda.

•                  Amylin will provide Takeda with a monthly written report of the number of total PDEs delivered, and any other information reasonably requested by Takeda, in a form agreed upon by the Parties.  The monthly report shall be provided to Takeda no later than the 10th calendar day of the following month, or within such timeframe as is consistent with Amylin’s then-current systems and processes for creating such written reports.

•                  Takeda shall determine sampling procedures to be followed by Amylin, if applicable, with input with Amylin.

•                  Takeda shall have the right to perform audits of Amylin’s files, records, databases, etc. to confirm the accuracy of any PDE or sample reports provided under the Co-Commercialization Agreement.

5.             Performance Standards.

•                  Amylin will use Commercially Reasonable Efforts to Commercialize the Products and will perform its Commercialization obligations in accordance with the Agreement, the Co-Commercialization Agreement and the applicable Commercialization Plan.

•                  Amylin shall comply with all laws, rules and regulations applicable to the marketing, sale and promotion of pharmaceutical products, including, without limitation, the statutes, regulations and written directives of the FDA, including the FD&C Act, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. 1320a-7b(b), the statutes, regulations and written directives of Medicare, Medicaid and all other health care programs, as defined in 42 U.S.C. §1320a-7b(f) the Health Insurance Portability and Accountability Act of 1996, the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, and the American Medical Association Guidelines on Gifts to Physicians from Industry, each as may be amended from time to time.  Consistent with the “Compliance Program Guidance for Pharmaceutical Manufacturers,” published by the Office of Inspector General, U.S. Department of Health and Human Services (the “OIG Guidance”), Amylin agrees to maintain a compliance program with respect to its promotional and sales activities relating to the Products containing all of the elements described in such guidance document.  Upon Takeda’s request, Amylin will provide Takeda with copies of its policies for such compliance programs.

6.             Promotional Materials and Samples.  Takeda will provide to Amylin reasonable quantities of promotional materials and samples and/or sample vouchers for Products to support Amylin’ Co-Commercialization activities.

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Commission.  Confidential Treatment Requested Under

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•                  Takeda will provide such materials to Amylin at Takeda’s sole expense;

•                  Amylin shall not, and shall ensure that its Medical Sales Representatives do not, make any changes to the promotional materials.

7.             Training and Related Amylin Sales Force Issues.  Takeda shall provide initial training to Amylin’ sales managers and trainers (i.e., “train-the-trainer”) at Takeda’s expense. Thereafter, Amylin will be responsible for conducting training for its own sales forces.  Takeda will be responsible for designing training materials, approving participation and representation at meetings, and will ship training materials to Amylin as reasonably required for Amylin’ ongoing training needs at Takeda’s expense.

•                  At the request of a Party, such Party’s trainers may participate in the other Party’s training programs specific to Products.

•                  Amylin shall be responsible, at Takeda’s expense, for the training of its sales force specifically related to the launch of a Product.

•                  Amylin shall be responsible, at its expense, for establishing ongoing training (other than the training provided by Takeda), supervising and maintaining its Medical Sales Representatives.

•                  Amylin will be permitted to participate in any speaker meetings, advisory board meetings and/or promotional events (including, but not limited to, displays and exhibit booths) related to the Product in a manner consistent with the participation of Takeda’s personnel and polices.

8.             Term and Termination.

•                  The term of the Co-Commercialization Agreement shall commence on the effective date of the Co-Commercialization Agreement and shall continue in effect for a period of [***]; provided that the term may be extended for an additional [***]: (i) by mutual agreement of the Parties; or (ii) at Amylin’s sole option, if, during discussions by the Parties relating to such extension, Takeda expresses its intention to use a contract sales organization during the period of the [***] extension.  Amylin must exercise its option to extend not later than [***] prior to the expiration of the first [***] term.

•                  The Co-Commercialization Agreement shall contain reasonable and appropriate termination rights, including without limitation, Takeda’s right to terminate in the event of: (i) a Change of Control of Amylin (as defined in the Agreement); and (ii) Amylin’s failure to meet its PDE obligation after a reasonable opportunity to cure, which shall not exceed a period of [***].

9.             Medical Inquires.  Takeda will establish procedures for handling any medical inquires from health care professionals or others and any requests for medical information about the Product.

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Commission.  Confidential Treatment Requested Under

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10.          Adverse Events.  The Parties will establish a process for communicating and reporting any adverse events and complaints relating to the Products in accordance with the pharmacovigilance agreement described in Section 4.4 of the Agreement.

11.          Non-Solicitation.  During the term of the Co-Commercialization Agreement and for twelve (12) months thereafter, neither Party will recruit or solicit, directly or through a Third Party, for employment or otherwise, any Medical Sales Representative and associated field support of the other Party without the written consent of the other Party.

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Commission.  Confidential Treatment Requested Under

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Exhibit E

Takeda Y-family Agonists

1.                                       [***]

*** Confidential Treatment Requested

E-1

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit F

In-License Agreements

License Agreement between Amgen Inc. and Amylin, dated February 7, 2006, as amended.

License Agreement between Curis Inc. and Amylin, dated December 4, 2002, as amended.

Development and License Agreement between Pacira Pharmaceuticals, Inc. and Amylin, dated as of March 31, 2008, as amended.

Confidential Agreement and Release of All Claims among the University of Minnesota and Per Westermark and Amylin, dated October 21, 1998, as amended.

F-1

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Commission.  Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Exhibit G

[***]

*** Confidential Treatment Requested

G-1